As filed with the Securities and Exchange Commission on July 18, 2001

                       1933 Act Registration No. 33-34929
                       1940 Act Registration No. 811-06110

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933               [X]
                       Pre-Effective Amendment No.                    [ ]
                       Post-Effective Amendment No. 23                [X]

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                Amendment No. 25                      [X]

                            WESTERN ASSET FUNDS, INC.
                (Formerly LM Institutional Fund Advisors I, Inc.)
               (Exact name of registrant as specified in charter)

                                100 Light Street
                            Baltimore, Maryland 21202
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (410) 539-0000

Name and address of agent for service:          Copy to:

MARC R. DUFFY, ESQ.                             BRYAN CHEGWIDDEN, ESQ.
Legg Mason Wood Walker, Incorporated            Ropes & Gray
100 Light Street                                One International Place
Baltimore, Maryland 21202                       Boston, Massachusetts  02110


It is proposed that this filing will become effective:

[ ]   Immediately upon filing pursuant to Rule 485(b)
[X]   On August 1, 2001, pursuant to Rule 485(b)
[ ]   60 days after filing pursuant to Rule 485 (a)(1)
[ ]   On , 2001, pursuant to Rule 485 (a)(1)
[ ]   75 days after filing pursuant to Rule 485(a)(2)
[ ]   On , 2001, pursuant to Rule 485(a)(2)


If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                            Western Asset Funds, Inc.

                       Contents of Registration Statement


This Registration Statement consists of the following papers and documents:

Cover Sheet

Contents of Registration Statement

Western Asset Government Money Market Portfolio
Western Asset Money Market Portfolio
Western Asset Intermediate Portfolio
Western Asset Intermediate Plus Portfolio
Western Asset Core Portfolio
Western Asset Core Plus Portfolio
Western Asset Inflation Indexed Bond Portfolio
Western Asset High Yield Portfolio
Western Asset Non-U.S. Fixed Income Portfolio
Western Asset Global Strategic Income Portfolio
Western Asset Enhanced Equity Portfolio
Part A - Prospectus

Western Asset Government Money Market Portfolio
Western Asset Money Market Portfolio
Western Asset Intermediate Portfolio
Western Asset Intermediate Plus Portfolio
Western Asset Core Portfolio
Western Asset Core Plus Portfolio
Western Asset Inflation Indexed Bond Portfolio
Western Asset High Yield Portfolio
Western Asset Non-U.S. Fixed Income Portfolio
Western Asset Global Strategic Income Portfolio
Western Asset Enhanced Equity Portfolio
Part B - Statement of Additional Information

Part C - Other Information

Signature Page

Exhibits

                                   PROSPECTUS

                                 AUGUST 1, 2001




WESTERN ASSET FUNDS, INC.
Western Asset Government Money Market Portfolio
Western Asset Money Market Portfolio
Western Asset Intermediate Portfolio
Western Asset Intermediate Plus Portfolio
Western Asset Core Portfolio
Western Asset Core Plus Portfolio
Western Asset Inflation Indexed Bond Portfolio
Western Asset High Yield Portfolio
Western Asset Non-U.S. Fixed Income Portfolio
Western Asset Global Strategic Income Portfolio
Western Asset Enhanced Equity Portfolio





These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                               TABLE OF CONTENTS


PROSPECTUS SUMMARY...........................................................2
DESCRIPTION OF EACH PORTFOLIO, ITS INVESTMENT OBJECTIVE
  AND PRINCIPAL INVESTMENT STRATEGIES........................................2
PRINCIPAL RISKS..............................................................9
PERFORMANCE INFORMATION.....................................................14
FEES AND EXPENSES...........................................................17
MANAGEMENT OF THE PORTFOLIOS................................................22
PURCHASE OF SHARES..........................................................23
DISTRIBUTION PLANS..........................................................26
REDEMPTION OF SHARES........................................................26
EXCHANGE PRIVILEGE .........................................................27
NET ASSET VALUE ............................................................28
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS.................................28
TAX INFORMATION.............................................................29
FINANCIAL HIGHLIGHTS........................................................30

PROSPECTUS SUMMARY

General

Western Asset Funds, Inc. ("Western Asset Funds") consist of the following portfolios: Western Asset Government Money Market Portfolio, Western Asset Money Market Portfolio, Western Asset Intermediate Portfolio, Western Asset Intermediate Plus Portfolio, Western Asset Core Portfolio, Western Asset Core Plus Portfolio, Western Asset Inflation Indexed Bond Portfolio, Western Asset High Yield Portfolio, Western Asset Non-U.S. Fixed Income Portfolio, Western Asset Global Strategic Income Portfolio and Western Asset Enhanced Equity Portfolio.

Manager and Advisers

LM Institutional Advisors, Inc. (the "Manager") serves as the investment manager to each Portfolio. Western Asset Management Company ("Western Asset") and
Western Asset Management Company Limited ("WAML") serve as the investment advisers to the various Portfolios as noted below. Western Asset and WAML are referred to as "Advisers."

DESCRIPTION OF EACH PORTFOLIO, ITS INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

The investment objective and policies for each Portfolio are stated below. There is no assurance a Portfolio will meet its objectives.

--------------------------------------------------------------------------------
Western Asset Government Money Market Portfolio
Adviser:      Western Asset
Objective:    High current income  consistent with liquidity and conservation of principal

The Portfolio is a money market fund that seeks to maintain a net asset value of $1.00 per share by investing in government money market instruments. To achieve its objective, the Portfolio generally adheres to the following practices:

o It invests only in obligations of the U.S. Government and its agencies and instrumentalities, repurchase agreements secured by such instruments and in U.S. dollar-denominated debt obligations of "supranational organizations." "Supranational organizations" are non-governmental entities designated or supported by a government or governmental agency to promote economic development, such as the European Community, the International Monetary Fund, the United Nations and the World Bank.
o It generally buys instruments maturing in 397 days or less. It can also buy certain variable and floating rate securities.
o It maintains a dollar-weighted average portfolio maturity of 90 days or less.
o        It may purchase or sell securities on a forward commitment basis.
o It may engage in reverse repurchase agreements and other borrowings as permitted by applicable law.

Among the principal risks of investing in the Portfolio are Interest Rate Risk and Credit Risk. Please see "Principal Risks" on pages 9 to 14 for a discussion of these and other risks.

--------------------------------------------------------------------------------
Western Asset Money Market Portfolio
Adviser:      Western Asset
Objective:    High current income  consistent with liquidity and conservation of principal

The Portfolio is a money market fund that seeks to maintain a net asset value of $1.00 per share. To achieve its objective, the Portfolio generally adheres to the following practices:

o        It generally invests in money market instruments, such as:
         -        U.S. government obligations
         -        municipal obligations
         -        instruments  such as certificates of deposit,  demand and time deposits,  savings shares and bankers'  acceptances  issued by domestic and foreign  banks and savings and loan  institutions that  have  over $1  billion  in total  assets  or  where  the principal  amount is insured by the Federal Deposit  Insurance
                  Corporation
         -        repurchase agreements
         -        commercial paper and other short-term investments
o It invests only in "high quality" money market instruments. "High quality" money market instruments are those that: (i) have received one of the two highest ratings by two or more Nationally Recognized Statistical Rating Organizations ("NRSRO"); (ii) receive one of the two highest ratings by one NRSRO if only one has rated the security; or
         (iii) if unrated, are determined by Western Asset to be of comparable quality.
o It may not invest more than 5% of its total assets in the "first tier" securities of any one issuer (except for U.S. government obligations). "First tier" securities are those that: (i) have been rated in the highest rating category by two NRSROs; (ii) receive the highest rating by one NRSRO if only one has rated the security; or (iii) if unrated, are determined by Western Asset to be of comparable quality.
o        It may not  invest  more  than 1% of its  total  assets  or $1  million
         (whichever is greater) in the "second tier" securities of any one issuer. "Second tier" securities are all "high quality" securities that are not "first tier" securities.
o        It may not invest  more than 5% of its total  assets in  "second  tier"
         securities.
o It may invest only in U.S. dollar-denominated securities. These include foreign investments denominated in U.S. dollars.
o        It  may  engage  in  reverse  repurchase   agreements  and  make  other
         borrowings.
o        It generally buys money market securities maturing in 397 days or less.
         It can also buy certain variable and floating rate securities.
o It may purchase or sell securities on a forward commitment basis. o It maintains a dollar-weighted average portfolio maturity of 90 days or less.

Among the principal risks of investing in the Portfolio are Interest Rate Risk and Credit Risk. Please see "Principal Risks" on pages 9 to 14 for a discussion of these and other risks.

--------------------------------------------------------------------------------
Western Asset Intermediate Portfolio, Western Asset Intermediate Plus Portfolio, Western Asset Core Portfolio, Western Asset Core Plus Portfolio
Advisers:     Western Asset and WAML (non-U.S. portions of Intermediate Plus and
              Core Plus Portfolios)
Objective:    Maximize  total  return,   consistent   with  prudent   investment
              management and liquidity needs, by investing to obtain the average duration specified for each Portfolio

Each of these Portfolios invests in a portfolio of fixed income securities of various maturities. To achieve their objectives, the Portfolios invest primarily in:

o        U.S. Government obligations
o        mortgage- and other asset-backed securities
o        U.S.    dollar-denominated    obligations   of   foreign   governments,
         international agencies or supranational organizations
o U.S. dollar-denominated fixed income securities of non-governmental domestic or foreign issuers

In addition to the foregoing principal investment strategies, the Portfolios are also permitted to:

o        purchase other securities and instruments, including:
         -        preferred stocks
         -        structured notes
         -        municipal obligations
         -        convertible securities

         -        pay-in-kind securities and zero coupon bonds
         -        certificates   of  deposit,   time   deposits   and   bankers'
                  acceptances issued by domestic and foreign banks
         -        commercial paper and other short-term investments
o invest up to 25% of their total assets in the securities of foreign issuers o invest in derivatives such as futures, options and swaps for both hedging and non-hedging purposes, including for purposes of enhancing returns
o        buy or sell securities on a forward commitment basis
o        lend their portfolio securities
o        engage in foreign currency exchange transactions
o        engage in repurchase agreements and reverse repurchase agreements
o        borrow money for temporary or emergency purposes

Each of the Portfolios may buy and sell investments relatively often, which involves higher brokerage commissions and other expenses, and may increase taxes payable by shareholders.

Each Portfolio in this group differs from the others in terms of its investment policies regarding its target dollar weighted average duration, and the two "Plus" Portfolios, the Intermediate Plus and Core Plus, differ from the other Portfolios in terms of their policies with respect to U.S. dollar-denominated securities and the credit quality of their investments. These differences are summarized in the following table. "Duration" refers to the range within which the dollar weighted average duration of a Portfolio is expected to fluctuate. With respect to the Core and Core Plus Portfolios, the average duration is expected to range within 20% of the duration of the domestic bond market as a whole (normally four to six years, although this may vary) as measured by Western Asset. "Foreign Currency Exposure" refers to whether a Portfolio presently intends to limit its investments to U.S. dollar-denominated securities. "Credit Quality" refers to the percentage of a Portfolio's net assets that may be invested in debt securities that are rated, at the time of purchase, below investment grade, but at least B or higher by an NRSRO or, if unrated, determined by the Adviser to be of comparable quality. The continued holding of securities downgraded below investment grade or, if unrated, determined by the Adviser to be of comparable quality, will be evaluated by the Adviser on a case by case basis.

---------------------------------------------------------------------------------------------------------
Portfolio          Duration       Foreign Currency Exposure             Credit Quality
---------------------------------------------------------------------------------------------------------

Intermediate       2-4 Years      U.S. Dollar-Denominated Only          Currently Anticipates No
                                                                        Securities Below Investment Grade

Intermediate       2-4 Years      The Portfolio may invest up to        Up to 15% Below Investment Grade
Plus                              20% of its total assets in non-U.S.
                                  dollar denominated securities.

Core               Generally      U.S. Dollar-Denominated Only          Currently Anticipates No
                   4-6 Years                                            Securities Below Investment Grade

Core Plus          Generally      The Portfolio may invest up to        Up to 15% Below Investment Grade
                   4-6 Years      20% of its total assets in non-U.S.
                                  dollar-denominated securities.
---------------------------------------------------------------------------------------------------------

Among the principal risks of investing in these Portfolios are Interest Rate Risk, Credit Risk, Call Risk, Special Risks of Mortgage-Backed and Asset-Backed Securities, Foreign Securities Risk, Borrowing Risk, Derivatives Risk and
Hedging Risk. In addition to those risks, Special Risks of High Yield Securities, Liquidity Risk and Currency Risk are among the principal risks of investing in the Intermediate Plus and Core Plus Portfolios. Please see "Principal Risks" on pages 9 to 14 for a discussion of these and other risks.


--------------------------------------------------------------------------------
Western Asset Inflation Indexed Bond Portfolio
Adviser:      Western Asset
Objective:    Maximize total return, consistent with preservation of capital

Under normal market conditions, the Portfolio invests at least 65% of its total assets in inflation-indexed fixed income securities issued in the United States. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The principal or interest components of an inflation-indexed bond are adjusted periodically according to the general movements of inflation in the country of issue. The U.S. Treasury currently uses the Consumer Price Index for Urban Consumers, non-seasonally adjusted, as its inflation measure.

The Adviser uses fundamental investment techniques to select issues. The average modified duration of the Portfolio is expected to range within 3 years of that of its benchmark, the Lehman Brothers Treasury Inflation Notes Index. Although the Portfolio is expected to maintain an average credit quality of AAA/Aaa, it may invest up to 35% of its net assets in securities rated below AAA/Aaa but above BBB/Baa at the time of purchase or unrated securities of comparable quality at the time of purchase. Consistent with its investment objective, the Portfolio may invest in fixed income securities of any maturity.

To achieve its objective, the Portfolio may also invest in other securities or instruments, including:
o        U.S. Government obligations
o        corporate obligations ("Corporate obligations" include preferred stock,
         convertible   securities,   zero  coupon   securities  and  pay-in-kind
         securities)
o        foreign inflation-indexed securities
o        preferred stocks
o        non-U.S. debt issued in U.S. dollars or foreign currencies
o        mortgage- and other asset-backed securities
o        municipal obligations
o        variable and floating rate debt securities
o        commercial paper and other short-term investments
o        certificates of deposit, fixed time deposits and bankers' acceptances
o        loan participations and assignments
o        structured notes
o        repurchase agreements
o        pay-in-kind securities and zero coupon bonds

The Portfolio may also:
o        engage in reverse repurchase agreements
o        borrow money for temporary or emergency purposes
o invest in derivatives such as futures, options and swaps for both hedging and non-hedging purposes, including for purposes of enhancing returns
o buy or sell foreign currencies, foreign currency options, or foreign currency futures contracts and related options
o        enter  into  foreign  currency   forward   contracts  for  hedging  and
         non-hedging purposes, including for purposes of enhancing returns
o        loan its portfolio securities
o        buy or sell securities on a forward commitment basis

Among the principal risks of investing in the Portfolio are Interest Rate Risk, Credit Risk, Market Risk, Derivatives Risk, Liquidity Risk, Foreign Securities Risk, Currency Risk, Call Risk, Borrowing Risk, Special Risks of Mortgage-Backed and Asset-Backed Securities and Hedging Risk. Please see "Principal Risks" on pages 9 to 14 for a discussion of these and other risks.

--------------------------------------------------------------------------------
Western Asset High Yield Portfolio
Adviser:      Western Asset
Objective:    Maximize total return, consistent with prudent investment
              management

Under normal market conditions, the Portfolio will invest at least 75% of its total assets in U.S. dollar-denominated debt or fixed income securities that are rated below investment grade at the time of purchase by one or more NRSROs or are of a comparable quality as determined by Western Asset. These securities are commonly known as "junk bonds" or "high yield bonds."

Western Asset expects that, under normal market conditions, all or substantially all of the Portfolio's assets will be invested in such securities. In deciding among the securities in which the Portfolio may invest, the Adviser takes into account the credit quality, country of issue, interest rate, liquidity, maturity and yield of a security as well as other factors, including the Portfolio's duration and prevailing and anticipated market conditions. To achieve its objective, the Portfolio may also make other investments, including:
o        mortgage-and other asset-backed securities
o        municipal obligations
o        variable and floating rate debt securities
o        commercial paper and other short-term investments
o        corporate obligations
o        common stocks and warrants
o certificates of deposit, fixed time deposits and bankers' acceptances issued by domestic banks

The Portfolio is also permitted to:
o invest up to 25% of its total assets in foreign currency-denominated foreign securities
o invest in derivatives such as futures, options and swaps for both hedging and non-hedging purposes, including for purposes of enhancing returns
o        engage in foreign currency exchange transactions
o        lend its portfolio securities
o        borrow money for temporary or emergency purposes
o        buy or sell securities on a forward commitment basis
o        engage in repurchase agreements and reverse repurchase agreements

The Portfolio may buy and sell investments relatively often, which involves higher brokerage commissions and other expenses, and may increase taxes payable by shareholders.

Among the principal risks of investing in the Portfolio are Interest Rate Risk, Credit Risk, Call Risk, Special Risks of High Yield Securities, Special Risks of Mortgage-Backed and Asset-Backed Securities, Market Risk, Foreign Securities Risk, Liquidity Risk, Borrowing Risk, Emerging Markets Risk, Currency Risk, Derivatives Risk and Hedging Risk. Please see "Principal Risks" on pages 9 to 14 for a discussion of these and other risks.

--------------------------------------------------------------------------------
Western Asset Non-U.S. Fixed Income Portfolio
Adviser:      WAML
Objective:    Maximize  total  return,   consistent   with  prudent   investment
              management

Under normal market conditions, the Portfolio invests at least 75% of its total assets in debt and fixed income securities denominated in major foreign currencies. WAML anticipates that, under normal market conditions, all or substantially all of the Portfolio's assets will be invested in securities of foreign issuers and that these foreign issuers will represent at least three foreign countries. Under current market conditions, the Portfolio expects that substantially all of its currency risk will be hedged to U.S. dollars.

To achieve its objective, the Portfolio may invest in a variety of securities, including:
o U.S. dollar-denominated or foreign currency-denominated obligations of foreign governments, international agencies or supranational entities
o        foreign  currency   exchange-related   securities,   including  foreign
         currency warrants
o        U.S. Government obligations
o        mortgage- and other asset-backed securities
o        variable and floating rate debt securities
o        commercial paper and other short-term investments
o        corporate obligations
o        certificates of deposit, fixed time deposits and bankers' acceptances
o        loan participations and assignments

o        indexed securities and structured notes
o        repurchase agreements

The Portfolio may also:
o        engage in reverse repurchase agreements
o        borrow money for temporary or emergency purposes
o invest in derivatives such as futures, options and swaps for both hedging and non-hedging purposes, including for purposes of enhancing returns
o buy or sell foreign currencies, foreign currency options, or foreign currency futures contracts and related options
o        enter  into  foreign  currency   forward   contracts  for  hedging  and
         non-hedging purposes, including for purposes of enhancing returns
o        loan its portfolio securities

The Portfolio does not currently intend to invest in securities that are rated at the time of purchase below investment grade, although it may do so if market conditions are favorable. The Portfolio is "non-diversified" within the meaning of the Investment Company Act. As a result, the value of its shares will be more susceptible to any single economic, political or regulatory event than shares of a diversified fund. For more information, see "Principal Risks--Non-Diversification." WAML anticipates that from time to time over 25% of the Portfolio's assets may be invested in securities of issuers located in a single country. Because the Portfolio may concentrate a significant portion of its investments in a single country or currency, it will be more susceptible to factors adversely affecting such currency or issuers within that country than would a more diversified portfolio of securities. The Portfolio may buy and sell investments relatively often, which involves higher brokerage commissions and other expenses, and may increase taxes payable by shareholders.

Among the principal risks of investing in the Portfolio are Interest Rate Risk, Credit Risk, Call Risk, Special Risks of High Yield Securities, Special Risks of Mortgage-Backed and Asset-Backed Securities, Market Risk, Foreign Securities Risk, Emerging Markets Risk, Currency Risk, Borrowing Risk, Derivatives Risk, Liquidity Risk and Hedging Risk. Please see "Principal Risks" on pages 9 to 14 for a discussion of these and other risks.

--------------------------------------------------------------------------------
Western Asset Global Strategic Income Portfolio
Advisers:     WAML (non-U.S. portion) and Western Asset (U.S. portion)
Objective:    Income and capital appreciation

To achieve its investment objective, the Portfolio invests primarily in various types of U.S. dollar-denominated and foreign currency-denominated fixed income securities, including:
o        U.S. and foreign corporate fixed income securities
o debt obligations of corporate and governmental issuers in emerging market countries (These include "Brady Bonds"; bonds issued as a result of a debt restructuring plan; Eurobonds; domestic and international bonds issued under the laws of a developing country; and emerging market loans.)
o sovereign debt obligations of developed nations, including those of the United States
o        debt obligations of "supranational organizations"
o        mortgage- and other asset-backed securities

The Portfolio may invest in a variety of other securities, including:
o        foreign  currency   exchange-related   securities,   including  foreign
         currency warrants
o        variable and floating rate debt securities
o        commercial paper and other short-term investments
o        municipal obligations
o        certificates of deposit, fixed time deposits and bankers' acceptances
o        loan participations and assignments
o        indexed securities and structured notes
o        repurchase agreements

The Portfolio may invest up to 60% of its net assets in securities that are rated at the time of purchase below investment grade or are of comparable quality at the time of purchase as determined by WAML or Western Asset. These securities are commonly known as "junk bonds" or "high yield bonds." The Portfolio may buy and sell investments relatively often, which involves higher brokerage commissions and other expenses, and may increase taxes payable by shareholders.

The Portfolio may also:
o        engage in reverse repurchase agreements
o        borrow money for temporary or emergency purposes
o        loan its portfolio securities
o invest in derivatives such as futures, options and swaps for both hedging and non-hedging purposes, including for purposes of enhancing returns
o buy or sell foreign currencies, foreign currency options, or foreign currency futures contracts and related options
o        enter  into  foreign  currency   forward   contracts  for  hedging  and
         non-hedging purposes, including for purposes of enhancing returns

Under normal market conditions, the Portfolio will invest at least 80% of its total assets in securities of issuers representing at least three countries (one of which may be the U.S.) and at least 65% of its total assets in income producing securities. Because the Portfolio may concentrate a significant portion of its investments in a single country or currency, it will be more susceptible to factors adversely affecting issuers within that country or currency than would a more diversified portfolio of securities.

The Portfolio is "non-diversified" within the meaning of the Investment Company Act. As a result, the value of its shares will be more susceptible to any single economic, political or regulatory event than shares of a diversified fund. For more information, see "Principal Risks--Non-Diversification."

Among the principal risks of investing in the Portfolio are Interest Rate Risk, Credit Risk, Call Risk, Special Risks of High Yield Securities, Special Risks of Mortgage-Backed and Asset-Backed Securities, Foreign Securities Risk, Emerging Markets Risk, Currency Risk, Borrowing Risk, Derivatives Risk, Liquidity Risk and Hedging Risk. Please see "Principal Risks" on pages 9 to 14 for a discussion of these and other risks.

--------------------------------------------------------------------------------
Western Asset Enhanced Equity Portfolio
Adviser:      Western Asset
Objective:    Long-term total return

The Portfolio's assets will be comprised of two components: an equity component and a fixed income component.

o        The equity component will generally  maintain full exposure to the U.S.
         equity market as represented by the S&P 500 Index (the "Index").
o The fixed income component will try to generate interest and gains in excess of the Portfolio's expenses, including transaction costs related to its investments.

The Portfolio expects that its performance will approximate that of the Index, with the extent to which the Portfolio outperforms or underperforms the Index depending largely, but not exclusively, on whether the fixed income component has earned sufficient amounts to offset the Portfolio's expenses. Up to 10% of the Portfolio's net assets may be invested in securities rated below investment grade at the time of purchase or unrated securities of comparable quality at the time of purchase (commonly known as "junk bonds" or "high yield bonds") and up to 20% of its net assets may be invested in foreign securities. The Portfolio may buy and sell investments relatively often, which involves higher brokerage commissions and other expenses, and may increase taxes payable by shareholders. The following information summarizes the investment practices of the Portfolio's two components.

Equity Component

The Portfolio's equity component intends to invest primarily in stock index futures, options on stock indexes, options on stock index futures and other derivative instruments that are based on the Index ("S&P derivatives").

The equity component of the Portfolio adheres to the following practices:
o It may invest in any combination of (i) S&P derivatives and (ii) common stocks that are registered in the Index ("S&P Stocks").
o It currently plans to invest predominantly, and likely exclusively, in S&P derivatives.
o It will not be limited to purchasing S&P stocks in the same proportion as such stocks are weighted in the Index.
o It will seek to remain invested in S&P stocks and S&P derivatives even when the Index is declining.

The Index is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. Standard and Poor's ("S&P") chooses the stocks to be included in the Index solely on a statistical basis. The weightings of stocks in the Index are based on each stock's relative total market value; that is, its market price per share times the number of shares outstanding. The Portfolio is neither sponsored by nor affiliated with S&P.

Fixed Income Component

The fixed income component will invest primarily in the following types of fixed
income   securities:
o        U.S. Government obligations
o        securities of non-governmental domestic or foreign issuers
o        municipal securities
o        mortgage- and other asset-backed securities
o        preferred stocks
o        obligations   of  foreign   governments,   international   agencies  or
         supranational entities

The fixed income component may also take other actions, including:
o investing in certificates of deposit, time deposits and bankers' acceptances issued by domestic and foreign banks
o        investing in commercial paper and other short-term investments
o engaging in repurchase agreements, reverse repurchase agreements and other borrowings
o        purchasing or selling futures contracts and options
o        engaging in foreign currency exchange transactions

Among the principal risks of investing in the Portfolio are Market Risk, Interest Rate Risk, Credit Risk, Call Risk, Special Risks of High Yield Securities, Special Risks of Mortgage-Backed and Asset-Backed Securities, Foreign Securities Risk, Emerging Markets Risk, Currency Risk, Borrowing Risk, Derivatives Risk and Hedging Risk. Please see "Principal Risks" on pages 9 to 14 for a discussion of these and other risks.

PRINCIPAL RISKS

In General

At any time, your investment in a mutual fund may be worth more or less than the price you originally paid for it. You may lose money by investing in any of these Portfolios because: (1) the value of the investments it owns changes, sometimes rapidly and unpredictably; (2) the Portfolio is not successful in reaching its goal because of its strategy or because it did not implement its strategy properly; or (3) unforeseen occurrences in the securities markets negatively affect the Portfolio.

An investment in the Western Asset Government Money Market and Western Asset Money Market Portfolios is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these Portfolios seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these Portfolios.

The following risks apply to the Portfolios. You should read this section carefully before you invest in order to learn more about the Portfolio in which you will invest.

Market Risk

Certain of the Portfolios may invest, directly or indirectly, their assets in equity securities. Prices of equity securities generally fluctuate more than those of other securities. A Portfolio may experience a substantial or complete loss on an individual stock. Market risk may affect a single issuer, industry or section of the economy or may affect the market as a whole.

Foreign Securities Risk

Investments in foreign securities (including those denominated in U.S. dollars) involve certain risks not typically associated with investments in domestic issuers. The values of foreign securities are subject to economic and political developments in the countries and regions where the companies operate or are domiciled, or where the securities are traded, such as changes in economic or monetary policies, and to changes in exchange rates. Values may also be affected by restrictions on receiving the investment proceeds from a foreign country.

In general, less information is publicly available about foreign companies than about U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies.

Some securities issued by foreign governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of the foreign government. Even where a security is backed by the full faith and credit of a foreign government, it may be difficult for a Portfolio to pursue its rights against a foreign government in that country's courts. Some foreign governments have defaulted on principal and interest payments.

In addition, a Portfolio's investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and adverse diplomatic developments. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special U.S. tax considerations may apply.

Emerging Markets Risk

The risks of foreign investment are greater for investments in emerging markets. Among others, these types of investments can include not only equity securities, but also "Brady Bonds," bonds issued as a result of a debt restructuring plan, Eurobonds, domestic and international bonds issued under the laws of a developing country, emerging market loans and other debt instruments. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable than those of more advanced countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and in price volatility. Emerging market countries may have policies that restrict investment by foreigners, or that prevent foreign investors from withdrawing their money at will.

Because some of the Portfolios may invest a significant amount of their total assets in emerging market securities, investors should be able to tolerate sudden and sometimes substantial fluctuations in the value of their investments. An investment in any Portfolio that invests in emerging market securities, which includes the Western Asset High Yield Portfolio, the Western Asset Non-U.S. Fixed Income Portfolio and the Western Asset Global Strategic Income Portfolio, should be considered speculative.

Currency Risk

Because certain Portfolios may invest in securities denominated in foreign currencies, their value can be affected by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation. A security may be denominated in a currency that is different from the currency where the issuer is domiciled.

In addition to the policies described elsewhere in this Prospectus, the Portfolios may from time to time attempt to hedge a portion of their currency risk, using a variety of techniques, including currency futures, forwards, or options. However, these instruments may not always work as intended, and in certain cases a Portfolio may be worse off than if it had not used a hedging instrument. For most emerging market currencies, there are not suitable hedging instruments available. See "Hedging Risk" below for more information.

Interest Rate Risk

Each Portfolio may be subject to interest rate risk, which is the possibility that the market prices of the Portfolio's fixed income investments may decline due to an increase in market interest rates. Generally, the longer the maturity of a fixed-income security, the greater is the effect on its value when rates increase.

Certain securities pay interest at variable or floating rates. Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the effect of market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that can produce an effect similar to leveraging; others may also provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change.

Credit Risk

A Portfolio is also subject to credit risk, i.e., the risk that an issuer of securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able to pay. This is broadly gauged by the credit ratings of the securities in which a Portfolio invests. However, ratings are only the opinions of the agencies issuing them and are not absolute guarantees as to quality. Not all securities are rated.

Moody's Investors Service considers debt securities rated Baa to have speculative characteristics. Debt securities rated below investment grade (i.e., securities rated below Baa/BBB) are deemed by the rating agencies to be speculative and may involve major risk of exposure to adverse conditions. These ratings may indicate that the securities are highly speculative and may be in default or in danger of default as to principal and interest. Unrated securities of comparable quality share these risks.

Not all U.S. government securities are backed by the full faith and credit of the United States. Some securities, such as securities issued by Freddie Mac, are backed only by the credit of the issuing agency or instrumentality. Accordingly, there is a risk of default on these securities.

Call Risk

Many fixed income securities, especially those issued at high interest rates, provide that the issuer may repay them early. Issuers often exercise this right when interest rates are low. Accordingly, holders of callable securities may not benefit fully from the increase in value that other fixed income securities experience when rates decline. Furthermore, a Portfolio reinvests the proceeds of the payoff at current yields, which are lower than those paid by the security that was paid off.

Special Risks of High Yield Securities

Securities rated below Baa/BBB, commonly known as junk bonds or high yield securities, have speculative characteristics. Accordingly, there is a greater possibility that the issuers of these securities may be unable to make timely payments of interest and principal and thus default. If this happens, or is perceived as likely to happen, the values of these investments will usually be more volatile. These securities may be less liquid than higher-rated securities, which means a Portfolio may have difficulty selling them at times, and may have to apply a greater degree of judgment in establishing a price. When a Portfolio buys lower rated debt, the achievement of its goals depends more on the Advisers' ability than would be the case if a Portfolio were buying investment grade debt. Unrated securities of comparable quality share these risks.

Borrowing Risk

When a Portfolio is borrowing money or otherwise leveraging its portfolio, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Portfolio's holdings. Portfolios may take on borrowing risk or similar risks by using reverse repurchase agreements, dollar rolls and other borrowings, by investing collateral from loans of portfolio securities, through the use of when-issued, delayed-delivery or forward commitment transactions or by using other derivatives. The use of leverage may also cause a Portfolio to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

Liquidity Risk

Liquidity risk exists when particular investments are difficult to sell. A Portfolio may not be able to sell these illiquid investments at the best prices. Investments in derivatives, foreign investments, restricted securities, securities having small market capitalization, and securities having substantial market and/or credit risk tend to involve greater liquidity risk.

Special Risks of Mortgage-Backed and Asset-Backed Securities

Mortgage-backed securities represent an interest in a pool of mortgages. When market interest rates decline, many mortgages are refinanced, and mortgage-backed securities are paid off earlier than expected. Prepayments may also occur on a scheduled basis or due to foreclosure. The effect on a Portfolio's return is similar to that discussed above for call risk.

When market interest rates increase, the market values of mortgage-backed securities decline. At the same time, however, mortgage refinancings and prepayments slow, which lengthens the effective maturities of these securities. As a result, the negative effect of the rate increase on the market value of mortgage-backed securities is usually more pronounced than it is for other types of fixed income securities, potentially increasing the volatility of a Portfolio.

Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and
receivables  from  credit  card   agreements.   The  ability  of  an  issuer  of
asset-backed securities to enforce its security interest in the underlying assets may be limited. Asset-backed securities are subject to many of the same risks as mortgage-backed securities.

Prepayments may cause losses on securities purchased at a premium. At times, some of the mortgage-backed and asset-backed securities in which a Portfolio may invest will have higher than market interest rates and therefore will be purchased at a premium above their par value. Unscheduled prepayments, which are made at par, will cause a Portfolio to experience a loss equal to any unamortized premium.

Non-Diversification

The Western Asset Non-U.S. Fixed Income Portfolio and the Western Asset Global Strategic Income Portfolio are non-diversified, meaning each may invest a greater percentage of its total assets in securities of any one issuer, or may invest in a smaller number of different issuers, than it could if it were a "diversified" company under the Investment Company Act. When a Portfolio's assets are invested in the securities of a limited number of issuers, or in a limited number of countries or currencies, the value of its shares will be more susceptible to any single economic, political or regulatory event than shares of a more diversified fund.

Derivatives Risk

A Portfolio may engage in a variety of transactions using "derivatives," such as futures, options, warrants and swaps. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, indexes or currencies. Derivatives may be traded on organized exchanges, or in individually negotiated transactions with other parties (these are known as "over the counter"). A Portfolio may use derivatives both for hedging and non-hedging purposes, including for purposes of enhancing returns. Although the Advisers have the flexibility to make use of derivatives, they may choose not to for a variety of reasons, even under very volatile market conditions.

Derivatives involve special risks and costs and may result in losses to a Portfolio. The successful use of derivatives requires sophisticated management, and a Portfolio will depend on the Adviser's ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are "leveraged" and therefore may magnify or otherwise increase investment losses to a Portfolio. A Portfolio's use of derivatives may also increase the amount of taxes payable by shareholders.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for a Portfolio's derivatives positions at any time. In fact, many over-the-counter instruments will not be liquid. Over-the-counter instruments also involve the risk that the other party will not meet its obligations to a Portfolio.

Swap agreements will tend to shift a Portfolio's investment exposure from one type of investment to another. For example, if a Portfolio agrees to exchange payments in U.S. dollars for payments in foreign currency, the swap agreement would tend to decrease the fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates.

Hedging Risk

The decision as to whether and to what extent a Portfolio will engage in hedging transactions to hedge against such risks as credit risk, currency risk and market risk will depend on a number of factors, including prevailing market conditions, the composition of the Portfolio and the availability of suitable transactions. Accordingly, there can be no assurance that a Portfolio will engage in hedging transactions at any given time or from time to time or that any such strategies will be successful. Hedging transactions involve costs and may result in losses.

Turnover

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as "portfolio turnover." As a result of a Portfolio's investment policies, under certain market conditions a Portfolio's turnover rate may be higher than that of other mutual funds. Portfolio turnover generally involves some expense to a Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. These transactions may result in realization of taxable capital gains. Higher portfolio turnover rates, such as those above 100%, are likely to result in higher brokerage commissions or other transaction costs and could give rise to a greater amount of taxable capital gains.

Risks Associated with Other Policies the Portfolios May Pursue

In addition to the investment strategies described above, a Portfolio may also make other types of investments, and therefore may be subject to other risks. Some of these risks are described in the Portfolios' Statement of Additional Information ("SAI"). The terms "debt" and "fixed income securities" are used in this Prospectus interchangeably, and, where used, are not intended to be limiting.

At times the Advisers may judge that market conditions make pursuing a Portfolio's investment strategies inconsistent with the best interests of its shareholders. The Advisers then may temporarily use alternative strategies that are mainly designed to limit a Portfolio's losses. Although the Advisers have the flexibility to use these strategies, they may choose not to for a variety of reasons, even in very volatile market conditions. These strategies may cause a Portfolio to miss out on investment opportunities, and may prevent a Portfolio from achieving its goal. In addition, an Adviser may also keep a portion of a Portfolio's assets in cash for temporary or defensive purposes, in order to meet redemption requests or for investment purposes.

Except for the investment objective of each of the Western Asset Core, Western Asset Intermediate and Western Asset Money Market Portfolios, the Directors may change a Portfolio's investment objective, investment strategies and other policies without shareholder approval.

PERFORMANCE INFORMATION

The following information provides some indication of a Portfolio's risks. The charts and tables show year-to-year changes in the performance of the Institutional Class shares for the Western Asset Core, Western Asset Intermediate, Western Asset Core Plus and Western Asset Non-U.S. Fixed Income Portfolios. The tables following the charts compare each Portfolio's performance to that of a broad measure of market performance. SEC rules do not require charts and tables for the other Portfolios or for the Financial Intermediary Class shares. However, the performance for the Financial Intermediary Class would be lower for each Portfolio since this Class has higher expenses. Of course, a Portfolio's past performance is not an indication of future performance.

Western Asset Core Portfolio

Calendar-Year Total Returns+

Western Asset Core Portfolio
1991     18.02
1992      7.85
1993     13.86
1994     -4.33
1995     20.97
1996      3.70
1997     10.17
1998      8.34
1999     -1.69
2000     13.34

+Best quarter: Second quarter 1995: +6.90%
Worst quarter: First quarter 1994: -2.59%
More recent return information: January 1, 2001 - June 30, 2001: 4.99%

Average Annual Total Returns for periods ended December 31, 2000

                                                            Portfolio Inception
                                1 Year   5 Years  10 Years  (September 4, 1990)
-------------------------------------------------------------------------------
Core Portfolio                  13.34%    6.64%      8.75%         9.03%
Salomon Broad Market Index*     11.59%    6.44%      7.99%         8.34%**
-------------------------------------------------------------------------------

* The Salomon Brothers Broad Market Index is an unmanaged index that measures the performance of the investment-grade universe of bonds issued in the United States. The Index includes institutionally traded U.S. Treasury, government-sponsored, mortgage and corporate securities. The Index does not incur fees and expenses and cannot be purchased directly by investors.

** The average annual total return since inception shown for the Index is calculated from August 31, 1990.

Western Asset Intermediate Portfolio

Calendar-Year Total Returns+

1995     15.51
1996      4.69
1997      8.40
1998      7.71
1999      0.39
2000     11.03

+Best quarter: Second quarter 1995: +5.17%
Worst quarter: First quarter 1996: -0.61%
More recent return information: January 1, 2001 - June 30, 2001: 4.30%

Average Annual Total Returns for periods ended December 31, 2000

                                                            Portfolio Inception
                                1 Year            5 Years      (July 1, 1994)
--------------------------------------------------------------------------------
Intermediate Portfolio          11.03%              6.38%           7.31%
Lehman Intermediate
Gov't/Corp Bond Index*          10.12%              6.11%           7.11%**
--------------------------------------------------------------------------------
*The Lehman Brothers Intermediate Gov't/Corp Bond Index is an unmanaged index that measures the performance of intermediate (1-10 year) government and corporate fixed-rate debt issues. The Index does not incur fees and expenses and cannot be purchased directly by investors.
**The average annual total return since inception shown for the Index is calculated from June 30, 1994.

Western Asset Core Plus Portfolio

Calendar-Year Total Returns+

1999     -1.15
2000     11.90

+Best quarter: Fourth quarter 2000: +4.60%
Worst quarter: Second quarter 1999: -1.13%
More recent return information: January 1, 2001 - June 30, 2001: 4.74%

Average Annual Total Returns for periods ended December 31, 2000


                                                      Portfolio Inception
                                   1 Year                (July 8, 1998)
--------------------------------------------------------------------------------
Core Plus Portfolio                11.90%                    5.64%
Salomon Broad Market Index*        11.59%                    6.01%**
--------------------------------------------------------------------------------

*The Salomon Brothers Broad Market Index is an unmanaged index that measures the performance of the investment-grade universe of bonds issued in the United States. The Index includes institutionally traded U.S. Treasury, government-sponsored, mortgage and corporate securities. The Index does not incur fees and expenses and cannot be purchased directly by investors.
**The average annual total return since inception shown for the Index is calculated from June 30, 1998.

Western Asset Non-U.S. Fixed Income Portfolio

Calendar-Year Total Returns+

1999     -1.78
2000     6.24

+Best quarter: Fourth quarter 2000: +5.96%
Worst quarter: Second quarter 2000: -1.29%
More recent return information: January 1, 2001 - June 30, 2001: -0.03%

Average Annual Total Returns for periods ended December 31, 2000

                                                   Portfolio Inception
                                  1 Year             (July 15, 1998)
--------------------------------------------------------------------------------
Non-U.S. Portfolio                 6.24%                 4.39%
Salomon World Gov't
ex-U.S. Index (Hedged)*            9.64%                 7.19%**
--------------------------------------------------------------------------------

*The Salomon Brothers World Government ex-U.S. Index (Hedged) is an unmanaged index that tracks debt issues traded in 14 world government bond markets. The Index does not incur fees and expenses and cannot be purchased directly by investors.
**The average annual total return since inception shown for the Index is calculated from July 31, 1998.

FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of a Portfolio.

Expenses are based on actual expenses for the fiscal year ended March 31, 2001, for the Western Asset Intermediate Portfolio, Western Asset Core Portfolio, Western Asset Core Plus Portfolio, Western Asset Inflation Indexed Bond Portfolio and Western Asset Non-U.S. Fixed Income Portfolio, reduced by expense waivers in effect during the period. Expenses for the other Portfolios are based on estimated amounts for the current fiscal year.

The examples below the tables are intended to help you compare the cost of investing in a Portfolio with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Your actual costs may be higher or lower.

--------------------------------------------------------------------------------
Western Asset Government Money Market Portfolio

                                            Institutional         Financial
                                                Class         Intermediary Class
                                            -------------     ------------------
Shareholder Fees
(Fees paid directly from your investment)         None              None

Annual Fund Operating Expenses
(expenses deducted from Portfolio assets)
Management Fees                                   0.20%             0.20%
Distribution (12b-1) Fees*                         None             0.10%
Other Expenses                                    0.15%             0.15%
                                                 -------           -------
Total Annual Fund Operating Expenses              0.35%             0.45%
                                                 =======           =======
Expense Reimbursement/Waiver                     (0.05)%           (0.05)%
                                                 =======           =======
Net Expenses**                                    0.30%             0.40%
                                                 =======           =======
Examples
1 Year                                           $36                $46
3 Years                                          $113               $144

--------------------------------------------------------------------------------
Western Asset Money Market Portfolio

                                            Institutional         Financial
                                                Class         Intermediary Class
                                            -------------     ------------------
Shareholder Fees
(Fees paid directly from your investment)         None               None

Annual Fund Operating Expenses
(expenses deducted from Portfolio assets)
Management Fees                                   0.20%              0.20%
Distribution (12b-1) Fees*                         None              0.10%
Other Expenses                                    0.15%              0.15%
                                                 -------            -------
Total Annual Fund Operating Expenses              0.35%              0.45%
                                                 =======            =======
Expense Reimbursement/Waiver                     (0.05)%            (0.05)%
                                                 =======            =======
Net Expenses**                                    0.30%              0.40%
                                                 =======            =======
Examples
1 Year                                            $36                $46
3 Years                                           $113               $144

--------------------------------------------------------------------------------
Western Asset Intermediate Portfolio

                                            Institutional         Financial
                                                Class         Intermediary Class
                                            -------------     ------------------
Shareholder Fees
(Fees paid directly from your investment)         None               None

Annual Fund Operating Expenses
(expenses deducted from Portfolio assets)
Management Fees                                   0.40%              0.40%
Distribution (12b-1) Fees*                         None              0.25%
Other Expenses                                    0.07 %             0.07%
                                                 -------            -------
Total Annual Fund Operating Expenses              0.47%              0.72%
                                                 =======            =======
Expense Reimbursement/Waiver                     (0.02)%            (0.02)%
                                                 =======            =======
Net Expenses**                                    0.45%              0.70%
                                                 =======            =======
Examples
1 Year                                           $48                 $74
3 Years                                          $152                $230
5 Years                                          $263                $401
10 Years                                         $591                $894

--------------------------------------------------------------------------------
Western Asset Intermediate Plus Portfolio

                                            Institutional         Financial
                                                Class         Intermediary Class
                                            -------------     ------------------
Shareholder Fees
(Fees paid directly from your investment)         None                None

Annual Fund Operating Expenses
(expenses deducted from Portfolio assets)
Management Fees                                   0.40%              0.40%
Distribution (12b-1) Fees*                         None              0.25%
Other Expenses                                    0.15%              0.15%
                                                 -------            -------
Total Annual Fund Operating Expenses              0.55%              0.80%
                                                 =======            =======
Expense Reimbursement/Waiver                     (0.10)%            (0.10)%
                                                 =======            =======

Net Expenses**                                    0.45%              0.70%
                                                 =======            =======
Examples
1 Year                                           $56                 $82
3 Years                                          $176                $255

--------------------------------------------------------------------------------
Western Asset Core Portfolio

                                            Institutional         Financial
                                                Class         Intermediary Class
                                            -------------     ------------------
Shareholder Fees
(Fees paid directly from your investment)         None                None

Annual Fund Operating Expenses
(expenses deducted from Portfolio assets)
 Management Fees                                  0.44%               0.44%
Distribution (12b-1) Fees*                         None               0.25%
Other Expenses                                    0.08%               0.08%
                                                 -------             -------
Total Annual Fund Operating Expenses***           0.52%               0.77%
                                                 =======             =======
Expense Reimbursement/Waiver                     (0.02)%             (0.02)%
                                                 =======             =======
Net Expenses**                                    0.50%               0.75%
                                                 =======             =======

Examples
1 Year                                            $53                 $80
3 Years                                           $167                $249
5 Years                                           $291                $433
10 Years                                          $653                $966

--------------------------------------------------------------------------------
Western Asset Core Plus Portfolio

                                            Institutional         Financial
                                                Class         Intermediary Class
                                            -------------     ------------------

Shareholder Fees
(Fees paid directly from your investment)         None              None

Annual Fund Operating Expenses
(expenses deducted from Portfolio assets)
Management Fees                                   0.45%              0.45%
Distribution (12b-1) Fees*                        None               0.25%
Other Expenses                                    0.12%              0.12%
                                                 -------            --------
Total Annual Fund Operating Expenses              0.57%              0.82%
                                                 =======            ========
Expense Reimbursement/Waiver                     (0.11)%            (0.11)%
                                                 =======            ========
Net Expenses**                                    0.46%              0.71%
                                                 =======            ========
Examples
1 Year                                           $58                $84
3 Years                                          $183               $262
5 Years                                          $318               $455
10 Years                                         $714               $1,014

--------------------------------------------------------------------------------
Western Asset Inflation Indexed Bond Portfolio

                                            Institutional         Financial
                                                Class         Intermediary Class
                                            -------------     ------------------
Shareholder Fees
(Fees paid directly from your investment)         None              None

Annual Fund Operating Expenses
(expenses deducted from Portfolio assets)
Management Fees                                   0.20%              0.20%
Distribution (12b-1) Fees*                        None               0.25%
Other Expenses                                    1.83%              1.83%
                                                 -------            --------
Total Annual Fund Operating Expenses              2.03%              2.28%
                                                 =======            ========
Expense Reimbursement/Waiver                     (1.78)%            (1.78)%
                                                 =======            ========
Net Expenses**                                    0.25%              0.50%
                                                 =======            ========
Examples
1 Year                                           $206               $231
3 Years                                          $637               $712
5 Years                                          $1,093             $1,220
10 Years                                         $2,358             $2,615


--------------------------------------------------------------------------------
Western Asset High Yield Portfolio

                                            Institutional         Financial
                                                Class         Intermediary Class
                                            -------------     ------------------
Shareholder Fees
(Fees paid directly from your investment)         None              None

Annual Fund Operating Expenses
(expenses deducted from Portfolio assets)
Management Fees                                   0.55%              0.55%
Distribution (12b-1) Fees*                         None              0.25%
Other Expenses                                    0.15%              0.15%
                                                 -------            -------
Total Annual Fund Operating Expenses              0.70%              0.95%
                                                 =======            =======
Expense Reimbursement/Waiver                     (0.15)%            (0.15)%
                                                 =======            =======
Net Expenses**                                    0.55%              0.80%
                                                 =======            =======
Examples
1 Year                                           $72                $97
3 Years                                          $244               $303

--------------------------------------------------------------------------------
Western Asset Non-U.S. Fixed Income Portfolio
                                            Institutional         Financial
                                                Class         Intermediary Class
                                            -------------     ------------------
Shareholder Fees
(Fees paid directly from your investment)         None              None

Annual Fund Operating Expenses
(expenses deducted from Portfolio assets)
Management Fees                                   0.45%             0.45%
Distribution (12b-1) Fees*                         None             0.25%
Other Expenses                                    0.40%             0.40%
                                                 -------            -------
Total Annual Fund Operating Expenses              0.85%              1.10%
                                                 =======            =======
Expense Reimbursement/Waiver                     (0.30)%            (0.30)%
                                                 =======            =======
Net Expenses**                                    0.55%              0.80%
                                                 =======            =======
Examples
1 Year                                           $87                $112
3 Years                                          $271               $350
5 Years                                          $471               $606
10 Years                                         $1,049             $1,340

--------------------------------------------------------------------------------
Western Asset Global Strategic Income Portfolio
                                            Institutional         Financial
                                                Class         Intermediary Class
                                            -------------     ------------------
Shareholder Fees
(Fees paid directly from your investment)         None               None

Annual Fund Operating Expenses
(expenses deducted from Portfolio assets)
Management Fees                                   0.45%              0.45%
Distribution (12b-1) Fees*                        None               0.25%
Other Expenses                                    0.40%              0.40%
                                                 -------            -------
Total Annual Fund Operating Expenses              0.85%              1.10%
                                                 =======            =======
Expense Reimbursement/Waiver                     (0.05)%            (0.05)%
                                                 =======            =======
Net Expenses**                                    0.80%              1.05%
                                                 =======            =======
Examples
1 Year                                           $87                 $112
3 Years                                          $271                $350

--------------------------------------------------------------------------------
Western Asset Enhanced Equity Portfolio
                                            Institutional         Financial
                                                Class         Intermediary Class
                                            -------------     ------------------
Shareholder Fees
(Fees paid directly from your investment)         None               None

Annual Fund Operating Expenses
(expenses deducted from Portfolio assets)
Management Fees                                   0.55%              0.55%
Distribution (12b-1) Fees*                        None               0.25%
Other Expenses                                    0.20%              0.20%
                                                 -------            -------
Total Annual Fund Operating Expenses              0.75%              1.00%
                                                 =======            =======
Expense Reimbursement/Waiver                     (0.10)%            (0.10)%
                                                 =======            =======
Net Expenses**                                    0.65%              0.90%
                                                 -------            -------
Examples
1 Year                                           $77                 $102
3 Years                                          $240                $318

*The 12b-1 fees shown in the tables reflect the amount to which the Directors have currently limited payments under the Portfolio's Distribution Plans. Pursuant to each Portfolio's Distribution Plan, the Directors may increase the 12b-1 fees to 0.40% of average net assets without shareholder approval.

**The Manager is contractually obligated to limit Portfolio expenses to the level shown through August 1, 2002.

***Total Annual Fund Operating Expenses have been restated to reflect current fees.

MANAGEMENT OF THE PORTFOLIOS

General

Western Asset Funds, Inc. is an open-end management investment company comprised of a variety of separate investment portfolios. Western Asset Funds, Inc. was incorporated in Maryland on May 16, 1990.

Board of Directors

The business affairs of the Western Asset Funds are managed under the direction of a Board of Directors for the corporation, and the Directors of the corporation are responsible for generally overseeing the conduct of the relevant Portfolio's business. Information about the Directors and executive officers may be found in the SAI.

The Board of Directors has retained the Manager and the Advisers to manage the Portfolios' affairs, furnish a continuing investment program for the Portfolios and make investment decisions on their behalf, subject to such policies as the Directors may determine.

Manager, Advisers and Portfolio Managers

The Portfolios are managed by the Manager. Each Portfolio pays the Manager a monthly fee based on the average net assets of the Portfolio at the following annual rates (shown prior to any waivers or reimbursements):

--------------------------------------------------------------------------------
                                                           Annual Percentage
Portfolio                                                of Average Net Assets
--------------------------------------------------------------------------------
Western Asset Money Market Portfolio                             0.20%
Western Asset Government Money Market Portfolio                  0.20%
Western Asset Intermediate Portfolio                             0.40%
Western Asset Intermediate Plus Portfolio                        0.40%
Western Asset Inflation Indexed Bond Portfolio                   0.20%
Western Asset High Yield Portfolio                               0.55%
Western Asset Non-U.S. Fixed Income Portfolio                    0.45%
Western Asset Global Strategic Income Portfolio                  0.45%
Western Asset Enhanced Equity Portfolio                          0.55%
Western Asset Core Plus Portfolio                                0.45%

For its services during the fiscal year ended March 31, 2001, Western Asset Core Portfolio paid the Manager a fee equal to 0.44% of its average daily net assets (prior to any waivers or reimbursements). During the fiscal year ended March 31, 2001, Western Asset Core Portfolio and Western Asset Core Plus Portfolio implemented break points in their advisory fees.

The Manager is a Maryland corporation formed on February 20, 1998, and is a wholly owned subsidiary of Legg Mason, Inc., a financial services holding company. The Manager's address is 100 Light Street, Baltimore, Maryland 21202.

In order to assist in carrying out its investment advisory responsibilities, the Manager has retained the Advisers to render advisory services to the Portfolios. The Manager pays the fees of the Advisers.

To the extent the Manager receives a management fee after taking into account its contractual obligation to limit expenses as discussed in "Fees and Expenses" above, the Manager will pay a Portfolio's Adviser the entire management fee it receives from the Portfolio.

Western Asset. Western Asset, established in 1971 and now a wholly owned subsidiary of Legg Mason, Inc., acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. Total assets under management by Western Asset were approximately $76.1 billion as of June 30, 2001. The address of Western Asset is 117 East Colorado Boulevard, Pasadena, CA 91105.

WAML. WAML, a wholly owned subsidiary of Legg Mason, Inc., acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. Total assets under management by WAML were approximately $6.6 billion as of June 30, 2001. The address of WAML is 155 Bishopsgate, London, England.

Expense Limitations

The Manager has, until August 1, 2002, contractually agreed to waive its fees and/or reimburse each Portfolio to the extent a Portfolio's expenses (exclusive of taxes, interest, deferred organization expenses, brokerage and extraordinary expenses) for any class exceed during that month the annual rate set forth in the Fees and Expenses section. Any amounts waived or reimbursed in a particular fiscal year will be subject to repayment by a Portfolio to the Manager to the extent that from time to time during the next three fiscal years the repayment will not cause a Portfolio's expenses to exceed the limit, if any, agreed to by the Manager at that time.

Portfolio Managers

Neither Western Asset nor WAML employs individual portfolio managers to determine the investments of a Portfolio. Instead, the day-to-day management of the various Portfolios' investments will be the responsibility of the Western Asset Investment Strategy Group or the WAML Investment Strategy Group, as the case may be.

Expenses

Each Portfolio pays its share of all expenses that are not assumed by the Manager, the Adviser or other parties, including Directors', auditing, legal, custodial, transfer agency and distribution fees (which are in turn allocated to the Financial Intermediary Class of shares).

PURCHASE OF SHARES

The Portfolios offer two classes of shares: Institutional Class and Financial Intermediary Class. Shares in the Financial Intermediary Class bear a 12b-1 fee. See "Distribution Plans" below for more information.

Initial Investment

Prior to or concurrent with the initial purchase of shares in any Portfolio, each investor must open an account for that Portfolio by completing and signing an Application and mailing it to Legg Mason Institutional Funds at the following address: P.O. Box 17635, Baltimore, Maryland 21297-1635. The Portfolios have established minimum investment criteria that vary depending upon which class of shares you wish to purchase. For Institutional Class shares, investors must have at least $50 million in investable assets and invest in the aggregate at least $1 million in the Portfolios. For Financial Intermediary Class shares, investors must have at least $30 million in investable assets and invest in the aggregate at least $1 million in the Portfolios. The Portfolios reserve the right to revise the minimum investment requirement and may waive it at their sole discretion.

A purchase order, together with payment in one of the forms described in the following paragraphs, received by Boston Financial Data Services (the "Transfer Agent" or "BFDS") prior to the close of regular trading on the New York Stock Exchange (ordinarily 4:00 p.m., Eastern time) ("close of the Exchange") will be effected at that day's net asset value. An order received after the close of the Exchange will generally be effected at the net asset value determined on the next business day. However, orders received by certain retirement plans and other financial intermediaries by the close of the Exchange and communicated to the Transfer Agent by 9:00 a.m., Eastern time, on the following business day will be effected at the net asset value determined on the prior business day.

Purchases of shares can be made by wiring federal funds to State Street Bank and Trust Company. Purchases of shares of the Western Asset Money Market Portfolio or the Western Asset Government Money Market Portfolio may ONLY be made by federal funds wire. Before wiring federal funds, the investor must first telephone the Portfolio at 1-888-425-6432 to receive instructions for wire transfer. On the telephone, the following information will be required: shareholder name; name of the person authorizing the transaction; shareholder account number; name of the Portfolio and class of shares to be purchased; amount being wired; and name of the wiring bank.

Funds should be wired through the Federal Reserve System to:

State Street Bank and Trust Company
ABA #011-000-028
DDA #99046096
Legg Mason Institutional Funds [insert name of Portfolio] [Insert your account name and number]

The wire should state that the funds are for the purchase of shares of a specific Portfolio and share class and include the account name and number.

With respect to the Western Asset Government Money Market Portfolio and Western Asset Money Market Portfolio, if a purchase order for shares is received prior to 12:00 noon, Eastern time, and payment in federal funds is received by the Transfer Agent by the close of the federal funds wire on the day the purchase order is received, dividends will accrue starting that day. If a purchase order is received after 12:00 noon, Eastern time, and payment in federal funds is received by the Transfer Agent by the close of the federal funds wire on the day the purchase order is received, or as otherwise agreed to by the relevant Portfolio, the order will be effected at that day's net asset value, but dividends will not begin to accrue until the following business day.

With respect to the Western Asset Intermediate Portfolio, Western Asset Intermediate Plus Portfolio, Western Asset Core Portfolio, Western Asset Core Plus Portfolio and Western Asset Inflation Indexed Bond Portfolio, dividends will begin to accrue on the first business day following the day payment in federal funds is received by the Transfer Agent.

Shares may also be purchased and paid for by the contribution of eligible portfolio securities, subject in each case to approval by the Manager. Approval will depend on, among other things, the nature and quality of the securities offered and the current needs of the Portfolio in question. Securities offered in payment for shares will be valued in the same way and at the same time the Portfolio values its portfolio securities for purposes of determining net asset value. (See "Net Asset Value" below.) Investors who wish to purchase Portfolio shares through the contribution of securities should contact the Portfolio at

1-888-425-6432 for instructions. Investors should also realize that at the time of contribution they may be required to recognize a gain or loss for tax purposes on securities contributed. The Portfolio has full discretion to reject any securities offered as payment for shares.

As described below, each Portfolio may offer Financial Intermediary Class shares that are offered primarily through financial intermediaries. Each Portfolio may pay financial intermediaries for their services out of that class's assets pursuant to the class's distribution plan or otherwise. Legg Mason and its affiliates (including the Manager and the Advisers) may also from time to time, at their own expense, make payments to financial intermediaries that sell shares of the Portfolios or to other parties in connection with the sale of shares. If investors effect transactions through a broker or agent, investors may be charged a fee by that broker or agent.

Any shares purchased or received as a distribution will be credited directly to the investor's account.

Additional Investments

Additional investments may be made at any time at the relevant net asset value for that class by following the procedures outlined above. Investors should always furnish a shareholder account number when making additional purchases.

Other Purchase Information

Purchases will be made in full and fractional shares. In the interest of economy and convenience, certificates for shares will not be issued.

Each Portfolio and Legg Mason Wood Walker, Incorporated, the Portfolios' Distributor ("LMWW"), reserves the right, in its sole discretion, to suspend the offering of shares or to reject any purchase order, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Portfolio; to waive the minimum initial investment for certain investors; and to redeem shares if information provided in the Application should prove to be incorrect in any manner judged by a Portfolio to be material (e.g., in a manner such as to render the shareholder ineligible to purchase shares of a Portfolio). A Portfolio may suspend the offering of shares at any time and resume it at any time thereafter.

Shares of the Portfolios may not be qualified or registered for sale in all States. Prospective investors should inquire as to whether shares of a particular Portfolio are available for offer and sale in their State of residence. Shares of the Portfolio may not be offered or sold in any State unless registered or qualified in that jurisdiction or unless an exemption from registration or qualification is available.

Purchases and sales of Portfolio shares should be made for long-term investment purposes only. Each Portfolio reserves the right to restrict purchases of shares (including exchanges) when it determines that a pattern of frequent purchases and sales made in response to short-term fluctuations in share price appears evident.

Retirement Plans

Shares of the Portfolios are available for purchase by retirement plans, including 401(k) plans and 403(b) plans. The administrator of a plan or employee benefits office can provide participants or employees with detailed information on how to participate in the plan and how to elect a Portfolio as an investment option. Participants in a retirement or savings plan may be permitted to elect different investment options, alter the amounts contributed to the plan, or change how contributions are allocated among investment options in accordance with the plan's specific provisions.

The plan administrator or employee benefits office should be consulted for details. For questions about participant accounts, participants should contact their employee benefits office, the plan administrator, or the organization that provides recordkeeping services for the plan. Investors who purchase shares through retirement plans should be aware that the plan administrator may aggregate purchase and redemption orders of participants in the plan. Therefore, there may be a delay between the time the investor places an order with the plan administrator and the time the order is forwarded to the Transfer Agent for execution.

Account Registration Changes

Changes in registration or account privileges may be made in writing to the Portfolio. Signature guarantees may be required. See "Signature Guarantee" below. All correspondence must include the account number and must be sent to:

Legg Mason Institutional Funds
P.O. Box 17635
Baltimore, Maryland 21297-1635

DISTRIBUTION PLANS

The Board of Directors has adopted Distribution Plans pursuant to Rule 12b-1 under the 1940 Act with respect to shares of the Financial Intermediary Class of each Portfolio. Under the terms of each Plan, a Portfolio is permitted to pay, out of the assets of the Financial Intermediary Class of the Portfolio, in an amount up to 0.40% on an annual basis of the average daily net assets of that class, LMWW, financial intermediaries and other parties that provide services in connection with or are otherwise involved in the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium, and to reimburse certain other expenses and payments. Payments under the Plans are currently limited to 0.25% (or 0.10% in the case of the Western Asset Government Money Market Portfolio and the Western Asset Money Market Portfolio) of average daily net assets. Because the fees are paid out of a Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For more information regarding the Plans and their terms, see the relevant SAI.

REDEMPTION OF SHARES

Portfolio shares may be redeemed through three methods: (1) by sending a written request for redemption to Legg Mason Institutional Funds, Inc. at P.O. Box 17635, Baltimore, Maryland 21297-1635; (2) by calling Legg Mason Institutional Funds at 1-888-425-6432; or (3) by wire communication with the Transfer Agent. In each case, the investor should first notify Legg Mason Institutional Funds at 1-888-425-6432 of the intention to redeem. No charge is made for redemptions. Shareholders who wish to be able to redeem by telephone or wire communication must complete an authorization form in advance. Redemptions over $10,000,000 may be initiated by telephone, but must be confirmed in writing prior to processing.

Upon receipt of a request for redemption as described below (a request "in good order") before the close of the Exchange on any day when the Exchange is open, the Transfer Agent will redeem Portfolio shares at that day's net asset value per share. Requests for redemption received by the Transfer Agent after the close of the Exchange will be executed at the net asset value next determined. However, orders received by certain retirement plans and other financial intermediaries by the close of the Exchange and communicated to the Transfer Agent by 9:00 a.m., Eastern time, on the following business day will be effected at the net asset value determined on the prior business day. The Portfolios may refuse to effect redemption requests during periods permitted by federal securities laws.

Requests for redemption should indicate:

   1) The number of shares or dollar amount to be redeemed and the investor's shareholder account number;

   2) The investor's name and the names of any co-owner of the account, using exactly the same name or names used in establishing the account;

   3) Proof of authorization to request redemption on behalf of any co-owner of the account (please contact the Portfolio for further details); and

   4) The name, address, and account number to which the redemption payment should be sent.

Payment of the redemption price normally will be made by wire one business day after receipt of a redemption request in good order. However, each Portfolio reserves the right to postpone the payment date when the Exchange is closed, when trading is restricted, or during other periods as permitted by federal securities laws, or to take up to seven days to make payment upon redemption if the Portfolio involved could be adversely affected by immediate payment. Redemption proceeds may also be paid in-kind at the discretion of the Portfolio. Shareholders who receive a redemption in-kind may incur costs to dispose of such securities. In addition, depending upon the circumstances, a shareholder may incur additional tax liability upon the sale of securities received in a redemption in kind.

Other supporting legal documents, such as copies of the trust instrument or power of attorney, may be required from corporations or other organizations, fiduciaries or persons other than the shareholder of record making the request for redemption or repurchase. If you have a question concerning the sale or redemption of shares, please contact Legg Mason Institutional Funds by calling 1-888-425-6432.

Any Portfolio may elect to close any shareholder account when the current value of the account is less than $1 million due to redemptions or exchanges by the shareholder by redeeming all of the shares in the account and mailing the proceeds to the investor. If a Portfolio elects to redeem the shares in an account, the shareholder will be notified that the account is below $1 million and will be allowed 30 days in which to make an additional investment in order to avoid having the account closed. Shares will be redeemed at the net asset value calculated on the day of redemption. Any Portfolio may change the $1 million minimum account balance from time to time without notice to shareholders.

Signature Guarantee

When a signature guarantee is called for, the shareholder should have "Signature Guaranteed" stamped under his or her signature and guaranteed by any of the following entities: U.S. banks, foreign banks having a U.S. correspondent bank, credit unions, savings associations, U.S. registered dealers and brokers, municipal securities dealers and brokers, government securities dealers and brokers, national securities exchanges, registered securities associations and clearing agencies (each an "Eligible Guarantor Institution"). Each Portfolio and its agents reserve the right to reject any signature guarantee pursuant to written signature guarantee standards or procedures, which may be revised in the future to permit them to reject signature guarantees from Eligible Guarantor Institutions that do not, based on credit guidelines, satisfy such written standards or procedures. Any Portfolio may change the signature guarantee requirements from time to time without prior notice to shareholders.

A signature guarantee will be required for the following situations:

   o Remitting redemption proceeds to any person, address or bank account not on record.
   o Making changes to the account registration after the account has been opened.
   o Transferring shares to another Western Asset fund with a different registration.

EXCHANGE PRIVILEGE

Shareholders in any Portfolio may exchange their shares for shares of the same class of any of the other Portfolios, provided that the shares of that class are being offered at the time of the proposed exchange. Investments by exchange among any of the Portfolios are made at the per share net asset values next determined after the order for exchange is received in good order.

The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where a Portfolio believes doing so would be in its best interest, the Portfolio reserves the right to revise or terminate the exchange privilege without notice to the extent permitted by applicable law, limit the amount or number of exchanges or reject any exchange. For further information concerning the exchange privilege, or to make an exchange, please contact the Legg Mason Institutional Funds at 1-888-425-6432.

NET ASSET VALUE

Net asset value per share of each class of shares is determined daily for each Portfolio as of the close of regular trading on the Exchange, on every day the Exchange is open. The Exchange is normally closed on all national holidays and Good Friday. To calculate each Portfolio's Institutional Class or Financial
Intermediary Class share price, the Portfolio's assets attributable to that class of shares are valued and totaled, liabilities attributable to that class of shares are subtracted, and the resulting net assets are divided by the number of shares outstanding for that class.

Except for the Western Asset Money Market Portfolio and the Western Asset Government Money Market Portfolio, portfolio securities and other assets for which market quotations are readily available are valued at current market value. Current market value means the last sale price of the day for a comparable position, or, in the absence of any such sales, the value determined by reference to pricing services, broker-dealer quotations or other approved methods. Securities with remaining maturities of 60 days or less are generally valued at amortized cost. Fixed income securities, including those to be purchased under firm commitment agreements, are normally valued on the basis of quotations obtained from brokers and dealers or pricing services which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Certain fixed income securities for which daily market quotations are not readily available may be valued with reference to fixed income securities whose prices are more readily available and whose durations are comparable to those of the securities being valued.

Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Directors or persons acting at their direction. The values of foreign securities quoted in foreign currencies are translated into U.S. dollars at current exchange rates or at such other rates as the Directors or persons acting at their direction may determine in computing net asset value. Because of time zone differences, foreign exchanges and securities markets will usually be closed prior to the time of the closing of the Exchange and values of foreign investments will be determined as of the earlier closing of such exchanges and securities markets. However, events affecting the values of such foreign securities may occasionally occur between the earlier closings of such exchanges and securities market and the closings of the Exchange that will not be reflected in the computation of the net asset value. If an event that is likely to materially affect the value of such foreign securities occurs during such period, then such securities will be valued at fair value as determined in good faith by the Directors or persons acting at their direction. In addition, if a Portfolio holds securities that are primarily listed on foreign exchanges that trade on days when the Exchange is not open, the net asset value of the Portfolio's shares may be subject to change on days when shareholders will not be able to purchase or redeem the Portfolio's shares.

The Western Asset Money Market Portfolio and the Western Asset Government Money Market Portfolio each attempts to maintain a per share net asset value of $1.00 by using the amortized cost method of valuation as permitted by SEC Rule 2a-7. Neither Portfolio can guarantee that the net asset value will always remain at $1.00 per share.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

The Western Asset High Yield Portfolio, Western Asset Non-U.S. Fixed Income Portfolio, Western Asset Global Strategic Income Portfolio and Western Asset Enhanced Equity Portfolio declare and pay dividends quarterly out of their net investment income, if available, for that quarter.

The Western Asset Money Market Portfolio and Western Asset Government Money Market Portfolio declare as a dividend at the close of regular trading on the Exchange each business day, to shareholders of record as of 12:00 noon, Eastern Time, that day, substantially all of their net investment income since the prior business day's dividend.

The Western Asset Intermediate Portfolio, Western Asset Intermediate Plus Portfolio, Western Asset Core Portfolio, Western Asset Core Plus Portfolio and Western Asset Inflation Indexed Bond Portfolio declare as a dividend at the close of regular trading on the Exchange each business day, to shareholders of record as of the close of the Exchange that day, substantially all of their net investment income since the prior business day's dividend.

The Western Asset Money Market Portfolio, Western Asset Government Money Market Portfolio, Western Asset Intermediate Portfolio, Western Asset Intermediate Plus Portfolio, Western Asset Core Portfolio, Western Asset Core Plus Portfolio and Western Asset Inflation Indexed Bond Portfolio pay dividends monthly. Distributions of net realized capital gains are made annually.

Shareholders may elect to receive dividends and distributions in one of four ways:

   1) Receive both dividends and other distributions in shares of the same class of the distributing Portfolio;

   2) Receive dividends in cash and other distributions in shares of the same class of the distributing Portfolio;

   3) Receive dividends in shares of the same class of the distributing Portfolio and other distributions in cash; or

   4) Receive both dividends and other distributions in cash.

If no election is made, both dividends and other distributions are credited to a shareholder's Portfolio account in shares (of the same class as the shares already held) at the net asset value of the shares determined as of the close of the Exchange on the reinvestment date.

For the Western Money Market Portfolio, Western Asset Government Money Market Portfolio, Western Asset Intermediate Portfolio, Western Asset Intermediate Plus Portfolio, Western Asset Core Portfolio, Western Asset Core Plus Portfolio and Western Asset Inflation Indexed Bond Portfolio, reinvestment of dividends and other distributions occurs on the payment date. A shareholder who redeems all shares in the Western Asset Money Market Portfolio, Western Asset Government Money Market Portfolio, Western Asset Intermediate Portfolio, Western Asset Intermediate Plus Portfolio, Western Asset Core Portfolio, Western Asset Core Plus Portfolio or Western Asset Inflation Indexed Bond Portfolio will receive all dividends and other distributions declared for that monthly cycle prior to the redemption date (i.e., all dividends and other distributions from the first day of that monthly cycle, if invested on that first day, to the date of the redemption). For the other Portfolios, reinvestment occurs on the ex-dividend date. An election to receive dividends or other distributions in cash rather than additional shares may be made by notifying Legg Mason Institutional Funds in writing.

The Directors reserve the right to revise the dividend policy or postpone the payment of dividends if warranted in their judgment due to unusual circumstances, such as an unexpected large expense, loss or fluctuation in net asset value.

TAX INFORMATION

Each Portfolio intends to qualify or continue to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. Each Portfolio will distribute substantially all its net investment income and net realized capital gains to its shareholders on a current basis. Early each year, each Portfolio will notify its shareholders of the amount and tax status of distributions paid during the prior year.

Distributions from a Portfolio (whether paid in cash or reinvested in shares of the Portfolio) will be taxable to shareholders (other than qualified retirement plans and other tax-exempt investors) as ordinary income to the extent derived from the Portfolio's investment income and net short-term gains. Portfolio distributions of net capital gains (that is, the excess of net gains from capital assets held for more than one year over net losses from capital assets held for not more than one year) will be taxable as long-term capital gain (generally at a 20% rate for non-corporate shareholders). If a dividend or distribution is made shortly after a shareholder purchases shares in a Portfolio, while in effect a return of capital to the shareholder, the dividend or distribution is taxable as described above.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of a Portfolio as an investment through such plans and the precise effect of an investment on their particular tax situations.

A Portfolio's investments in foreign securities may be subject to withholding taxes at the source on dividend or interest payments. In that case, a Portfolio's yield on those securities would be decreased. Shareholders may be entitled to claim a credit or deduction with respect to foreign taxes. In addition, a Portfolio's investments in foreign securities or foreign currencies may increase or accelerate the Portfolio's recognition of ordinary income and may affect the timing or amount of the Portfolio's distributions.

In addition to income tax on the Portfolio's distributions, any gain that results from a sale (other than by an IRA or other tax exempt investor) of Portfolio shares will generally be subject to federal income tax. An exchange of shares generally will be treated as a sale of Portfolio shares for these purposes and any gain on those shares will generally be subject to federal income tax.

Investments in certain debt obligations, including obligations issued at a discount and inflation-indexed investments made by the Western Asset Inflation Indexed Bond Portfolio, may cause the Portfolio to recognize taxable income in excess of the cash generated by such obligations. Thus a Portfolio could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements.

The foregoing is a summary of certain federal income tax consequences of investing in a Portfolio. Shareholders are urged to consult their tax advisers with respect to the effects of their investments on their particular tax situations (including possible liability for state and local taxes).

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Portfolio's recent financial performance for the past five years or, if shorter, since the inception of the Portfolio's operations. Certain information reflects financial results for a single Portfolio share. The total returns represent the rate that an investor would have earned or lost on an investment in the Portfolios, assuming reinvestment of all dividends and distributions. This information has been derived from the financial statements, which have been audited by PricewaterhouseCoopers LLP. Their report and the Portfolios' financial statements are included in the Portfolios' annual report to shareholders, which is available upon request.


                                                               Investment Operations                       Distributions
                                            ----------------------------------------------------------------------------------------
                                                                    Net realized
                                                                   and Unrealized
                                                                   Gain (Loss) on
                                                                     Investments,
                                            Net Asset             Options, Futures                          From Net
                                              Value,       Net      and Foreign    Total From   From Net   Realized
                                            Beginning  Investment     Currency     Investment  Investment   Gain on       Total
                                             of Year     Income     Transactions   Operations    Income   Investments  Distributions
------------------------------------------------------------------------------------------------------------------------------------

Western Asset Core Portfolio
Institutional Class (A)
Years Ended March 31,
     2001                                     $10.39     $0.73 I        $0.70        $1.43      ($0.73)           -       ($0.73)
     2000                                      11.01      0.67 I        (0.46)        0.21       (0.80)       (0.03)       (0.83)
     1999                                      11.59      0.64 I        (0.01)        0.63       (0.65)       (0.56)       (1.21)
     Nine Months Ended March 31, 1998 (B)      11.28      0.49 I         0.49         0.98       (0.53)       (0.14)       (0.67)
Years Ended June 30,
     1997                                      11.05      0.70 I         0.19         0.89       (0.65)       (0.01)       (0.66)
     1996                                      11.22      0.67 I        (0.14)        0.53       (0.66)       (0.04)       (0.70)

Western Asset Core Portfolio
Financial Intermediary Class
     Year Ended March 31, 2001                $10.40     $0.70 J        $0.70         1.40      ($0.70)           -        (0.70)
     Year Ended March 31, 2000 (E)             10.69      0.45 J        (0.25)        0.20       (0.49)           -        (0.49)

Western Asset Core Plus Portfolio
Years Ended March 31,
     2001                                      $9.48     $0.66 K        $0.59        $1.25      ($0.66)           -       ($0.66)
     2000                                       9.97      0.55 K        (0.37)        0.18       (0.67)           -        (0.67)
     1999   (F)                                10.00      0.34 K        (0.08)        0.26       (0.22)       (0.07)       (0.29)

Western Asset Intermediate Portfolio
Institutional Class (A)
Years Ended March 31,
     2001                                     $10.09     $0.68 L        $0.56        $1.24      ($0.68)           -       ($0.68)
     2000                                      10.62      0.63 L        (0.38)        0.25       (0.78)           -        (0.78)
     1999                                      10.85      0.58 L         0.06         0.64       (0.57)       (0.30)       (0.87)
     Nine Months Ended March 31, 1998 (B)      10.72      0.46 L         0.23         0.69       (0.46)       (0.10)       (0.56)
Years Ended June 30,
     1997                                      10.48      0.55 L         0.30         0.85       (0.54)       (0.07)       (0.61)
     1996                                      10.74      0.54 L        (0.01)        0.53       (0.54)       (0.25)       (0.79)

Western Asset Intermediate Portfolio
Financial Intermediary Class
     Period Ended November 30, 1999 (O)       $10.61     $0.41 M       ($0.33)       $0.08      ($0.43)           -       ($0.43)
     Year Ended March 31, 1999 (G)             10.60      0.12 M        (0.11)        0.01           -            -            -

Western Asset Inflation Indexed Bond Portfolio
     Years Ended March 31, 2001 (P)           $10.00     $0.08 N       ($0.02)       $0.06      ($0.08)           -       ($0.08)

Western Asset Non-U.S Fixed Income Portfolio
Years Ended March 31,
     2001                                      $9.59     $0.59 Q       ($0.05)       $0.54      ($0.88)           -       ($0.88)
     2000                                      10.21      0.49 Q        (0.47)        0.02       (0.50)       (0.14)       (0.64)
     1999   (H)                                10.00      0.30 Q         0.31         0.61       (0.20)       (0.20)       (0.40)



                                                                             Ratios/Supplemental Data
                                                ------------------------------------------------------------------------------------



                                                                                                Net
                                                Net Asset                                   Investment                  Net Assets
                                                 Value,                     Expenses          Income      Portfolio       End of
                                                 End of        Total       to Average       to Average     Turnover        Year
                                                  Year         Return      Net Assets       Net Assets       Rate     (in thousands)
------------------------------------------------------------------------------------------------------------------------------------

Western Asset Core Portfolio
Institutional Class (A)
Years Ended March 31,
     2001                                       $11.09        14.37% I        0.50% I          6.8% I       387.2%        $826,459
     2000                                        10.39         1.99% I        0.50% I          6.3% I       260.4%         649,038
     1999                                        11.01         5.61% I        0.50% I          5.7% I       484.3%         685,489
     Nine Months Ended March 31, 1998 (B)        11.59         8.91% I,C      0.50% I,D        6.0% I,D     226.9% D       617,676
Years Ended June 30,
     1997                                        11.28         8.27% I        0.50% I          6.4% I       384.8%         508,353
     1996                                        11.05         4.86% I        0.50% I          6.3% I       266.0%         453,699

Western Asset Core Portfolio
Financial Intermediary Class
     Year Ended March 31, 2001                  $11.10        13.96% J        0.75% J          6.6% J       387.2%          $1,883
     Year Ended March 31, 2000 (E)               10.40         1.97% J,C      0.75% J,D        6.2% J,D     260.4% D         1,456

Western Asset Core Plus Portfolio
Years Ended March 31,
     2001                                       $10.07        13.73% K        0.46% K          6.8% K       432.8%         444,451
     2000                                         9.48         1.95% K        0.50% K          6.2% K       315.9%         215,184
     1999   (F)                                   9.97         2.58% K,C      0.50% K,D        5.4% K,D     565.7% D       119,646

Western Asset Intermediate Portfolio
Institutional Class (A)
Years Ended March 31,
     2001                                       $10.65        12.79% L        0.45% L          6.6% L       328.4%         457,822
     2000                                        10.09         2.49% L        0.45% L          6.3% L       440.8%         376,056
     1999                                        10.62         6.01% L        0.45% L          5.5% L       389.6%         314,534
     Nine Months Ended March 31, 1998 (B)        10.85         6.59% L,C      0.45% L,D        5.8% L,D     401.4% D       293,531
Years Ended June 30,
     1997                                        10.72         8.32% L        0.45% L          6.3% L       419.3%         224,497
     1996                                        10.48         5.15% L        0.50% L          6.3% L       841.3%          66,079

Western Asset Intermediate Portfolio
Financial Intermediary Class
     Period Ended November 30, 1999 (O)         $10.26         0.81% M,C      0.70% M,D        5.9% M,D     440.8% D       -
     Year Ended March 31, 1999 (G)               10.61         0.09% M,C      0.70% M,D        5.2% M,D     389.6% D         3,792

Western Asset Inflation Indexed Bond Portfolio
     Years Ended March 31,
     2001 (P)                                    $9.98         0.55% N,C      0.25% N,D        8.9% N,D          - D       $11,978

Western Asset Non-U.S Fixed Income Portfolio
     Years Ended March 31,
     2001                                        $9.25         6.31% Q        0.55% Q          5.6% Q       263.4%          93,385
     2000                                         9.59         0.57% Q        0.55% Q          4.9% Q       347.1%          62,526
     1999   (H)                                  10.21         5.81% Q,C      0.55% Q,D        4.1% Q,D     388.0% D        65,358


A All per share figures for the Institutional Class reflect the 10 for 1 stock split effective May 29, 1998.

B    The Fund's year end changed from June 30 to March 31.

C    Not annualized.

D    Annualized.

E    For the period  July 22, 1999  (commencement  of  operations)  to March 31,
     2000.

F    For the period July 8, 1998 (commencement of operations) to March 31, 1999.

G    For the period  January 7, 1999  (commencement  of operations) to March 31,
     1999.

H    For the period  July 15, 1998  (commencement  of  operations)  to March 31,
     1999.

I Net of advisory fees waived pursuant to a voluntary expense limitation of 0.50%. In the absence of this limitation, the ratio of expenses to average net assets would have been 0.53%; 0.51%; 0.50% and 0.50% for the years ended March 31, 2001, 2000, 1999 and the nine months ended March 31, 1998, and 0.50% and 0.53% for the years ended June 30, 1997, and 1996, respectively.

J Net of advisory fees waived pursuant to a voluntary expense limitation of 0.75%. In the absence of this limitation, the ratio of expenses to average net assets would have been 0.78% for the year ended March 31, 2001, 0.76% for the period July 2 (commencement of operations) to March 31, 2000.

K Net of advisory fees waived pursuant to a voluntary expense limitation of 0.50% to June 30, 2000 and 0.45% thereafter. In the absence of this limitation, the ratio of expenses to average net assets would have been 0.57%; 0.65% for the years ended March 31, 2001, 2000 and 0.65% for the period July 8, 1998 (commencement of operations) to March 31, 1999.

L Net of advisory fees waived pursuant to a voluntary expense limitation of 0.50% until August 5, 1996 and 0.45% thereafter. In the absence of this limitation, the ratio of expenses to average net assets would have been 0.47% , 0.48% and 0.48% for the years ended March 31, 2001, 2000 and 1999,
     0.52% for the nine months ended March 31, 1998, and 0.55%, and 1.03% for the years ended June 30, 1997, and 1996.

M Net of advisory fees waived pursuant to a voluntary expense limitation of 0.70%. In the absence of this limitation, the ratio of expenses to average net assets would have been 0.74% for the period ending November 30, 1999 (liquidation of Financial Intermediary Class), 0.73% for the period January 7, 1999 (commencement of operations) to March 31, 1999.

N Net of advisory fees waived pursuant to a voluntary expense limitation of 0.25%. In the absence of this limitation , the ratio of expenses to average net assets would have been 2.03% for the period March 1, 2001 (commencement of operations) to March 31, 2001.

O    Liquidation of Financial Intermediary Class of shares.

P    For the period  March 1, 2001  (commencement  of  operations)  to March 31,
     2001.

Q Net of advisory fees waived pursuant to a voluntary expense limitation of 0.55%. In the absence of this limitation , the ratio of expenses to average net assets would have been 0.85% and 0.83% for the years ended March 31, 2001 and 2000; and 0.85% for the period July 15, 1998 (commencement of operations) to March 31, 1999.

WESTERN ASSET FUNDS, INC.

Investment Manager
LM Institutional Advisors, Inc.
P.O. Box 17635
Baltimore, Maryland 21297-1635
1-888-425-6432

Custodian                                   Transfer Agent
State Street Bank and Trust Co.             Boston Financial Data Services
P.O. Box 1713                               P.O. Box 953
Boston, Massachusetts 02105                 Boston, Massachusetts 02103

Counsel
Ropes & Gray
One International Place
Boston, Massachusetts 02110

Independent Accountants

PricewaterhouseCoopers LLP
250 W. Pratt Street
Baltimore, Maryland 21201

Distributors
Legg Mason Wood Walker, Incorporated        Arroyo Seco, Inc.
100 Light Street                            117 East Colorado Boulevard
P.O. Box 1476                               Pasadena, California 91105
Baltimore, Maryland 21203-1476

For investors who want more information about Western Asset Funds, Inc., the following documents are available upon request.

Annual Reports
Annual and semi-annual reports provide additional information about the Portfolios' investments. In the annual report, you will also find a discussion of the market conditions and investment strategies that significantly affected the performance of a Portfolio during the last fiscal year.

Statement of Additional Information
The SAI contains additional detailed information about the Portfolios and is incorporated by reference into (legally part of) this prospectus.

Investors can receive free copies of these materials, request other information about the Portfolios and make shareholder inquiries by calling 1-888-425-6432 or by visiting us on the Internet via http://www.lminstitutionalfunds.com.

Information about the Portfolios, including the SAI, can be reviewed and copied at the SEC's public reference room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the Portfolios are available on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Investors may also make an electronic request at: publicinfo@sec.gov or write to: SEC, Public Reference Section, Washington, D.C. 20549-0102. A fee will be charged for making copies.

The Investment Company Act of 1940 file number for Western Asset Funds, Inc. is 811-06110.

                            WESTERN ASSET FUNDS, INC.

                       Statement of Additional Information
                                 August 1, 2001



Western Asset Funds, Inc. (the "Corporation") is an open-end management investment company. The Corporation currently consists of eleven separate professionally managed investment portfolios, which are described in this Statement of Additional Information ("SAI"). Each of these portfolios is referred to herein as a "Portfolio."




This SAI is not a prospectus and should be read in conjunction with the Prospectus for the Portfolios, dated August 1, 2001, which has been filed with the Securities and Exchange Commission ("SEC"). Copies of the Portfolios' Prospectus and annual and semi-annual reports are available without charge from Legg Mason Institutional Funds at 1-888-425-6432.

Table of Contents

Definitions                                                               3
Additional Information About Investment
  Limitations and Policies                                                3
Additional Information About Securities,
  Investment Techniques and Related Risks                                 6
Valuation of Portfolio Shares                                            34
Management of the Portfolios                                             35
Purchases and Redemptions                                                43
Exchange Privilege                                                       43
Portfolio Transactions and Brokerage                                     44
Additional Tax Information                                               45
Other Information                                                        48
Principal Holders of Securities                                          49

Definitions

"Adviser" means the investment advisory firm that manages a Portfolio's assets. Western Asset and WAML are each Advisers.

"Code" means the Internal Revenue Code of 1986, as amended.

"Distributor" means the party that is responsible for the distribution or sale of the Corporation's shares. Legg Mason is the Corporation's Distributor. Arroyo Seco, Inc. also serves as a Distributor to the Corporation.

"Exchange" means the New York Stock Exchange.

"Fundamental Investment Limitation" means an investment limitation of a Portfolio that may be changed only with the affirmative vote of the lesser of
(a) more than 50% of the outstanding shares of the relevant Portfolio or (b) 67% or more of the shares of the relevant Portfolio present at a shareholders' meeting if more than 50% of the outstanding shares of that Portfolio are represented at the meeting in person or by proxy. Only those policies or limitations expressly designated as such are fundamental investment limitations. All other policies and restrictions may be changed without shareholder approval.

"Independent Director" means a Director of the Corporation who is not an "interested person" (as defined in the 1940 Act) of the Corporation.

"Legg Mason" means Legg Mason Wood Walker, Incorporated.

"Manager" means LM Institutional Advisors, Inc., 100 Light Street, Baltimore, MD 21202.

"1940 Act" means the Investment Company Act of 1940, as amended.

"NRSROs"   means   nationally   recognized  (or  foreign)   statistical   rating
organizations,   including  Moody's  Investors  Service,  Inc.  ("Moody's")  and
Standard & Poor's ("S&P").

"Plans" means the Corporation's Distribution and Shareholder Services Plans.

"SEC" means the Securities and Exchange Commission.

"12b-1 Director" means a Director of the Corporation who is an Independent Director and who has no direct or indirect financial interest in the operation of the Corporation's Plans or the Corporation's Underwriting Agreement.

"WAML" means Western Asset Management Company Limited, 155 Bishopsgate, London, England. WAML is the Adviser to the Western Asset Non-U.S. Fixed Income Portfolio and to the non-U.S. portion of the Western Asset Intermediate Plus Portfolio, the Western Asset Core Plus Portfolio, and the Western Asset Global Strategic Income Portfolio.

"Western Asset" means Western Asset Management Company, 117 East Colorado Boulevard, Pasadena, CA 91105. Western Asset is the Adviser to each Portfolio other than the Western Asset Non-U.S. Fixed Income Portfolio.

Additional Information About Investment Limitations and Policies

Each Portfolio has adopted certain fundamental investment limitations that are set forth below.

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The Western Asset Core Portfolio may not:

(1) Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Portfolio, except as may be necessary in connection with permitted borrowings, provided that this limitation does not prohibit escrow, collateral or margin arrangements in connection with the Portfolio's use of options, futures contracts, options on futures contracts, forward foreign currency contracts, when-issued securities or reverse repurchase agreements;

(2) Invest more than 5% of its total assets (taken at market value) in securities of any one issuer, or buy 10% or more of all the securities of any one issuer, except that up to 25% of the Portfolio's total assets may be invested without regard to this limitation, and provided that this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities;

(3) Purchase securities on margin, except for short-term credits necessary for clearance of portfolio transactions and except that the Portfolio may make margin deposits in connection with its use of options, futures contracts, options on futures contracts and forward foreign currency contracts;

(4) Invest 25% or more of its total assets (taken at market value) in any one industry, provided that this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or repurchase agreements thereon; and provided further that, for purposes of this limitation, U.S. branches of foreign banks are considered U.S. banks if they are subject to substantially the same regulation as domestic banks, and foreign branches of U.S. banks are considered U.S. banks if the domestic parent would be unconditionally liable in the event that the foreign branch failed to pay on the instruments for any reason;

(5) Purchase or sell commodities or commodity contracts, except that the Portfolio may purchase or sell futures on fixed income instruments and foreign currencies and options thereon, may engage in transactions in foreign currencies and may purchase or sell options on securities and on foreign currencies and forward foreign currency contracts;

(6) Underwrite securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Portfolio may be deemed an underwriter under federal securities laws;

(7) Purchase or sell real estate, provided that the Portfolio may invest in securities secured by, or issued by companies that invest in, real estate or interests therein, including real estate investment trusts; or

(8) Invest in oil, gas or mineral-related programs or leases, provided that the Portfolio may invest in securities issued by companies that engage in such activities.

In addition, the Western Asset Core Portfolio may:

(9) Lend or borrow money or issue senior securities to the fullest extent permitted by the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC, as such statute, rules, regulations or orders may be amended from time to time.

Other than the Western Asset Core Portfolio, each Portfolio may (except as noted below):

(1) Lend or borrow money or issue senior securities to the fullest extent permitted by the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC, as such statute, rules, regulations or orders may be amended from time to time.

(2) Not concentrate investments in a particular industry or group of industries as concentration is defined under the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC, as such statute, rules, regulations or orders may be amended from time to time. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities will not be considered to represent an industry. (This does not apply to the Western Asset Money Market and Western Asset Intermediate Portfolios.)

(3) Underwrite securities to the fullest extent permitted by the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC, as such statute, rules, regulations or orders may be amended from time to time. (This does not apply to the Western Asset Money Market and Western Asset Intermediate Portfolios.)

(4) Purchase or sell commodities, commodities contracts, futures contracts, options, forward contracts or real estate to the fullest extent permitted by the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC, as such statute, rules, regulations or orders may be amended from time to time.

In addition, the Western Asset Money Market Portfolio and the Western Asset Intermediate Portfolio may not:

(5) Invest more than 5% of its total assets (taken at market value) in securities of any one issuer, or buy 10% or more of all the securities of any one issuer, except that up to 25% of the Portfolio's total assets may be invested without regard to this limitation, and provided that this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities;

 (6) Invest 25% or more of its total assets (taken at market value) in any one industry, provided that this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or repurchase agreements thereon; and provided further that investments by the Western Asset Money Market Portfolio in U.S. bank instruments (such as bankers' acceptances, certificates of deposits and time or demand deposits) shall not be considered investments in any one industry for purposes of this policy; and provided further that, for purposes of this limitation, U.S. branches of foreign banks are considered U.S. banks if they are subject to substantially the same regulation as domestic banks, and foreign branches of U.S. banks are considered U.S. banks if the domestic parent would be unconditionally liable in the event that the foreign branch failed to pay on the instruments for any reason;

(7) Underwrite securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Portfolio may be deemed an underwriter under federal securities laws.

Additional Information

With respect to fundamental investment limitations numbered (1) through (4) of each Portfolio, other than the Western Asset Core Portfolio, and fundamental investment limitation numbered (9) of the Western Asset Core Portfolio, the fundamental investment limitations set forth above limit a Portfolio's ability to engage in certain investment practices and purchase securities to the extent permitted by, or consistent with, the 1940 Act. Relevant limitations of the 1940 Act are described below, which are based either on the 1940 Act itself, the rules or regulations thereunder, or interpretations promulgated by the SEC. As such, these limitations of the 1940 Act are not "fundamental;" that is, the limitations will change as the statute, rules, regulations or interpretations change, and no shareholder vote will be required or sought.

Fundamental Investment Restriction (1). Under the 1940 Act, a Portfolio may only borrow up to one-third of the value of its total assets. Borrowing by a Portfolio allows it to leverage its portfolio, which exposes it to certain risks. Leveraging increases the effect of any increase or decrease in the value of portfolio securities on a Portfolio's net asset value, and money borrowed will be subject to interest costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the return from the securities purchased with borrowed funds. A Portfolio may use borrowed money for any purpose permitted by the 1940 Act.

The 1940 Act also restricts the ability of any mutual fund to lend. Under the 1940 Act, a Portfolio may only make loans if expressly permitted to do so by the Portfolio's investment policies, and a Portfolio may not make loans to persons who control or are under common control with the Portfolio. Thus, the 1940 Act effectively prohibits a Portfolio from making loans to certain persons when conflicts of interest or undue influence are most likely present. The Portfolios may, however, make other loans which if made would expose shareholders to additional risks, such as the failure of the other party to repay the loan.

The ability of a mutual fund to issue senior securities is severely circumscribed by complex regulatory constraints under the 1940 Act that restrict, for instance, the amount, timing, and form of senior securities that may be issued. Certain portfolio management techniques, such as the purchase of securities on margin, short sales, or the writing of puts on portfolio securities, may be considered senior securities unless appropriate steps are taken to segregate a Portfolio's assets or otherwise cover its obligations.

Fundamental Investment Restriction (2). "Concentration" is interpreted under the 1940 Act to mean investment of 25% or more of a Portfolio's total assets in a single industry. If a Portfolio were to "concentrate" its investments in a particular industry, investors would be exposed to greater risks because the Portfolio's performance would be largely dependent on that industry's performance. None of the Portfolios has reserved the right to concentrate in any industry. For purposes of this limitation, the Portfolios do not consider certificates of deposit or banker's acceptances issued by domestic branches of U.S. or foreign banks to be in a single industry. If, in the future, these instruments are considered to be in the same industry, the Portfolios reserve the freedom of action to concentrate in such an industry.

Fundamental Investment Restriction (3). The 1940 Act prohibits a diversified mutual fund from underwriting securities in excess of 25% of its total assets.

Fundamental Investment Restriction (4). This restriction would permit investment in commodities, commodities contracts (e.g., futures contracts or options), forward contracts or real estate to the extent permitted under the 1940 Act. However, it is unlikely that the Portfolios would make such investments, other than the use of futures contracts, options, forward contracts and certain real estate-related instruments as explained in the Prospectus and this Statement of Additional Information. Each Portfolio, however, would like the ability to consider using these investment techniques in the future. Commodities, as opposed to commodity futures, represent the actual underlying bulk goods, such as grains, metals and foodstuffs. Real estate-related instruments include real estate investment trusts, commercial and residential mortgage-backed securities, and real estate financings, and such instruments are generally sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, overbuilding, and the management skill and creditworthiness of the issuer.

Additional Information about Securities, Investment Techniques and Related Risks

In addition to the principal investment strategies and the principal risks described in the Prospectus, each Portfolio may employ other investment practices and may be subject to other risks, some of which are described below. Unless a strategy or policy described below is specifically prohibited by applicable law or by the investment restrictions explained in the Corporation's Prospectus, or elsewhere in this SAI, a Portfolio may engage in each of the practices listed below.

Foreign Securities

Investing in the securities of issuers in any foreign country, or in securities denominated in a foreign currency, involves special risks and considerations not typically associated with investing in U.S. issuers or U.S. dollar-denominated securities. These include risks resulting from differences in accounting, auditing and financial reporting standards; lower liquidity than U.S. securities; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency out of a country); and political instability. In many cases, there is less publicly available information concerning foreign issuers than is available concerning U.S. issuers. Additionally, purchases and sales of foreign securities and dividends and interest payable on those securities may be subject to foreign taxes and tax withholding. Foreign securities generally exhibit greater price volatility and a greater risk of illiquidity.

To the extent a Portfolio purchases securities denominated in a foreign currency, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Portfolio's assets and the Portfolio's income available for distribution. In addition, a Portfolio is required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for a foreign currency declines after a Portfolio's income has been earned and translated into U.S. dollars (but before payment), the Portfolio could be required to liquidate portfolio securities to make such distributions. Similarly, if an exchange rate declines between the time a Portfolio incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in any such currency of such expenses at the time they were incurred.

The relative performance of various countries' securities markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Bank deposit insurance, if any, may be subject to widely varying regulations and limits in foreign countries.

Foreign securities purchased by a Portfolio may be listed on foreign exchanges, traded over-the-counter or purchased in private transactions. Transactions on foreign exchanges are usually subject to mark-ups or commissions higher than negotiated commissions on U.S. transactions. There is less government supervision and regulation of exchanges and brokers in many foreign countries than in the United States. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custodial arrangements and transaction costs of foreign currency conversions.

Certain of the foregoing risks may also apply to some extent to securities of U.S. issuers that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. issuers having significant foreign operations.

Emerging Market Issuers. The risks of foreign investment, described above, are greater for investments in emerging market issuers, and such investments should therefore be considered speculative. Debt securities of governmental and other issuers in emerging market countries will typically be rated below investment grade or be of comparable quality. For more information about lower-rated securities, see "Debt and Fixed Income Securities -- Lower-Rated Securities" below.

Investors are strongly advised to consider carefully the special risks involved in emerging markets, which are in addition to the usual risks of investing in developed markets around the world. Emerging market countries may experience substantial rates of inflation or deflation. Inflation, deflation and rapid fluctuations in such rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging market countries. While some emerging market countries have sought to develop a number of corrective mechanisms to reduce inflation or deflation or mitigate their effects, inflation and deflation may continue to have significant effects both on emerging market countries and their securities markets. In addition, many of the currencies of emerging market countries have experienced steady devaluations relative to the U.S. dollar, and major devaluations have occurred in certain countries.

Economies in emerging market countries generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by economic conditions, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Because of the high levels of foreign-denominated debt owed by many emerging market countries, fluctuating exchange rates can significantly affect the debt service obligations of those countries. This could, in turn, affect local interest rates, profit margins and exports, which are a major source of foreign exchange earnings. Hedging instruments are not typically available with respect to investments in emerging market countries and, to the extent they are available, the ongoing and indeterminate nature of the foregoing risks (and the costs associated with hedging transactions) would make it virtually impossible to hedge effectively against such risks.

To the extent an emerging market country faces a liquidity crisis with respect to its foreign exchange reserves, it may increase restrictions on the outflow of any foreign exchange. Repatriation is ultimately dependent on the ability of a Portfolio to liquidate its investments and convert the local currency proceeds obtained from such liquidation into U.S. dollars. Where this conversion must be done through official channels (usually the central bank or certain authorized commercial banks), the ability to obtain U.S. dollars is dependent on the supply of such U.S. dollars through those channels and, if available, upon the willingness of those channels to allocate those U.S. dollars to the Portfolio. In such a case, a Portfolio's ability to obtain U.S. dollars may be adversely affected by any increased restrictions imposed on the outflow of foreign exchange. If the Portfolio is unable to repatriate any amounts due to exchange controls, it may be required to accept an obligation payable at some future date by the central bank or other governmental entity of the jurisdiction involved. If such conversion can legally be done outside official channels, either directly or indirectly, a Portfolio's ability to obtain U.S. dollars may not be affected as much by any increased restrictions except to the extent of the price that may be required to be paid for the U.S. dollars.

Many emerging market countries have little experience with the corporate form of business organization, and may not have well-developed corporation and business laws or concepts of fiduciary duty in the business context. The securities markets of emerging market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other more developed countries. Disclosure and regulatory standards in many respects are less stringent than in the U.S. and other major markets. There also may be a lower level of monitoring and regulation of an emerging market country's securities markets and the activities of investors in such markets; enforcement of existing regulations has been extremely limited.

Some emerging markets have different settlement and clearance procedures, which, for example, may not call for delivery of a security to a Portfolio until well after the Portfolio has paid for such security. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of a Portfolio to make intended securities purchases due to settlement problems could cause that Portfolio to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to the Portfolio due to subsequent declines in value of the portfolio security or, if the Portfolio has entered into a contract to sell the security, in possible liability to the purchaser.

The risk also exists that an emergency situation may arise in one or more emerging market countries as a result of which trading of securities may cease or may be substantially curtailed and prices for a Portfolio's portfolio securities in such markets may not be readily available.

Sovereign Debt Securities. Sovereign debt is subject to risks in addition to those relating to foreign investments generally. As a sovereign entity, the issuing government may be immune from lawsuits in the event of its failure or refusal to pay the obligations when due. The debtor's willingness or ability to repay in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which the sovereign debtor may be subject. Sovereign debtors also may be dependent on expected disbursements from foreign governments or multinational agencies, the country's access to trade and other international credits, and the country's balance of trade. Some emerging market sovereign debtors have in the past rescheduled their debt payments or declared moratoria on payments, and similar occurrences may happen in the future.

Depositary Receipts American. Depositary Receipts, or "ADRs," are securities issued by a U.S. depositary (usually a bank) and represent a specified quantity of underlying non-U.S. securities on deposit with a custodian bank as collateral. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly, the information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its own country and the market value of an ADR may not reflect undisclosed material information concerning the issuer or the underlying security. ADRs may also be subject to exchange rate risks if the underlying securities are denominated in foreign currency. The Portfolios may also invest in similar non-U.S. instruments issued by foreign banks or trust companies such as "GDRs" and "EDRs." For purposes of its investment policies, each Portfolio will treat ADRs and similar instruments as equivalent to investment in the underlying securities.

Options, Futures and Other Strategies

General. Certain of the Portfolios may invest in certain options, futures contracts (sometimes referred to as "futures"), options on futures contracts, forward contracts, swaps, caps, floors, collars, indexed securities and other derivative instruments (collectively, "Financial Instruments") to attempt to enhance their return or yield or to attempt to hedge their investments. Except as otherwise provided in the prospectus or SAI or by applicable law, a Portfolio may purchase and sell any type of Financial Instrument.

Hedging strategies can be broadly categorized as "short hedges" and "long hedges." A short hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential declines in the value of one or more investments held in a Portfolio's portfolio. Thus, in a short hedge a Portfolio takes a position in a Financial Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.

Conversely, a long hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that a Portfolio intends to acquire. Thus, in a long hedge, a Portfolio takes a position in a Financial Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, a Portfolio does not own a corresponding security and, therefore, the transaction does not relate to a security the Portfolio owns. Rather, it relates to a security that the Portfolio intends to acquire. If the Portfolio does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the Portfolio's portfolio is the same as if the transaction were entered into for speculative purposes.

Financial Instruments on securities generally are used to attempt to hedge against price movements in one or more particular securities positions that a Portfolio owns or intends to acquire. Financial Instruments on indices, in contrast, generally are used to attempt to hedge against price movements in market sectors in which a Portfolio has invested or expects to invest. Financial Instruments on debt securities generally are used to hedge either individual securities or broad debt market sectors. Except as otherwise provided in the prospectus or SAI or by applicable law, a Portfolio may use Financial Instruments for any purpose, including non-hedging purposes.

The use of Financial Instruments is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the Commodity Futures Trading Commission (the "CFTC"). In addition, a Portfolio's ability to use Financial Instruments may be limited by tax considerations. See "Additional Tax Information."

In addition to the instruments, strategies and risks described below, the Advisers expect to discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These new opportunities may become available as the Advisers develop new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. The Advisers may utilize these opportunities to the extent that they are consistent with a Portfolio's investment objective and permitted by its investment limitations and applicable regulatory authorities. A Portfolio might not use any of these strategies, and there can be no assurance that any strategy used will succeed.

Special Risks. The use of Financial Instruments involves special considerations and risks, certain of which are described below. In general, these techniques may increase the volatility of a Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. Risks pertaining to particular Financial Instruments are described in the sections that follow.

         (1) Successful use of most Financial Instruments depends upon an Adviser's ability to predict movements of the overall securities, currency and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed, and use of Financial Instruments could result in a loss, regardless of whether the intent was to reduce risk or increase return.

         (2) There might be imperfect correlation, or even no correlation, between price movements of a Financial Instrument and price movements of the investments being hedged. For example, if the value of a Financial Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Financial Instruments are traded. The effectiveness of hedges using Financial Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities or other assets being hedged.

                  Because there are a limited number of types of exchange-traded Financial Instruments, it is likely that the standardized contracts available will not match a Portfolio's current or anticipated investments exactly. A Portfolio may invest in Financial Instruments based on securities with different issuers, maturities or other characteristics from the securities in which it typically invests, which involves a risk that the position in Financial Instruments will not track the performance of the Portfolio's other investments.

                  Prices of Financial Instruments can also diverge from the prices of their underlying instruments, even if the underlying instruments match a Portfolio's investments well. Prices of Financial Instruments are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not

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

                  affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the markets for Financial Instruments and the securities markets, from
                  structural   differences  in  how  Financial  Instruments  and
                  securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Portfolio may purchase or sell Financial Instruments with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Portfolio's positions in Financial Instruments are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

         (3) If successful, the above-discussed strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if a Portfolio entered into a short hedge because its Adviser projected  a  decline  in  the  price  of a  security  in  the
                  Portfolio's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Financial Instrument. Moreover, if the price of the Financial Instrument declined by more than the increase in the price of the security, the Portfolio could suffer a loss. In either such case, the Portfolio would have been in a better position had it not attempted to hedge at all.

         (4) As described below, a Portfolio might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (i.e., Financial Instruments other than purchased options). If a Portfolio were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair a
                  Portfolio's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Portfolio sell a portfolio security at a disadvantageous time.

         (5) A Portfolio's ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the "counterparty") to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to a Portfolio.

Cover. Transactions using Financial Instruments, other than purchased options, expose a Portfolio to an obligation to another party. Each Portfolio will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian in the prescribed amount as determined daily.

Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Portfolio's assets to cover in accounts could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

Additional Risks of Financial Instruments Traded on Foreign Exchanges. Financial Instruments may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees and are subject to the risk of governmental actions affecting trading in, or the price of, foreign securities. The value of such positions also could be adversely affected by (1) other complex foreign political, legal and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in the Portfolios' ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (5) lesser trading volume.

Options. A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed-upon price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.

A Portfolio may purchase call options for any purpose. For example, a call option may be purchased by a Portfolio as a long hedge. Call options also may be used as a means of participating in an anticipated price increase of a security on a more limited risk basis than would be possible if the security itself were purchased. In the event of a decline in the price of the underlying security, use of this strategy would serve to limit the Portfolio's potential loss to the option premium paid; conversely, if the market price of the underlying security increases above the exercise price and the Portfolio either sells or exercises the option, any profit realized would be reduced by the premium.

A Portfolio may purchase put options for any purpose. For example, a put option may be purchased by a Portfolio as a short hedge. The put option enables a Portfolio to sell the underlying security at the predetermined exercise price; thus the potential for loss to the Portfolio below the exercise price is limited to the option premium paid. If the market price of the underlying security is higher than the exercise price of the put option, any profit the Portfolio realizes on the sale of the security would be reduced by the premium paid for the put option less any amount for which the put option may be sold.

Writing put or call options can enable a Portfolio to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, a Portfolio may also suffer a loss as a result of writing options. For example, if the market price of the security underlying a put option declines to less than the exercise price of the option, minus the premium received, a Portfolio would suffer a loss.

Writing call options can serve as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Portfolio will be obligated to sell the security or currency at less than its market value. If the call option is an OTC option, the securities or other assets used as cover may be considered illiquid.

Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Portfolio will be obligated to purchase the security or currency at more than its market value. If the put option is an OTC option, the securities or other assets used as cover may be considered illiquid.

The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options that expire unexercised have no value.

Each Portfolio may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Portfolio may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Portfolio may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing

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

sale transaction. Closing transactions permit a Portfolio to realize profits or limit losses on an option position prior to its exercise or expiration.

A type of put that a Portfolio may purchase is an "optional delivery standby commitment," which is entered into by parties selling debt securities to the Portfolio. An optional delivery standby commitment gives a Portfolio the right to sell the security back to the seller on specified terms. This right is provided as an inducement to purchase the security.

Risks of Options on Securities. Options offer large amounts of leverage, which will result in a Portfolio's net asset value being more sensitive to changes in the value of the related instrument. Each Portfolio may purchase or write both exchange-traded and OTC options. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Portfolio and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Portfolio purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by a Portfolio as well as the loss of any expected benefit of the transaction.

Each Portfolio's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that a Portfolio will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, a Portfolio might be unable to close out an OTC option position at any time prior to its expiration, if at all.

If a Portfolio were unable to effect a closing transaction for an option it had purchased, due to the absence of a secondary market, the imposition of price limits or otherwise, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Portfolio could cause material losses because the Portfolio would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Options normally have expiration dates of up to nine months. The exercise price of the options may be below, equal to or above the current market value of the underlying security or other instrument. Options that expire unexercised have no value, and the Portfolio will realize a loss in the amount of the premium paid and any transaction costs.

Options on Indices. Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When a Portfolio writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Portfolio an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple ("multiplier"), which determines the total dollar value for each point of such difference. When a Portfolio buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When a Portfolio buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Portfolio's exercise of the put, to deliver to the Portfolio an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When a Portfolio writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Portfolio to deliver to it an amount of cash equal to the difference between the closing level of the index and exercise price times the multiplier if the closing level is less than the exercise price.

Risks of Options on Indices. The risks of investment in options on indices may be greater than options on securities. Because index options are settled in cash, when a Portfolio writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A Portfolio can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, a Portfolio cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

Even if a Portfolio could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, a Portfolio as the call writer will not learn that the Portfolio has been assigned until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

If a Portfolio has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, a Portfolio will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Portfolio great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. In addition, OTC options are considered illiquid by the SEC.

Generally, OTC foreign currency options used by each Portfolio are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

Futures Contracts and Options on Futures Contracts. A financial futures contract sale creates an obligation by the seller to deliver the type of Financial Instrument called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the type of Financial Instrument called for in the contract in a specified delivery month at a stated price. Options on futures give the purchaser the right to assume a position in a futures contract at the specified option exercise price at any time during the period of the option. The purchase of futures or call options on futures can serve as a long hedge, and the sale of futures or the purchase of put options on futures can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indices. Similarly, writing put options on futures contracts can serve as a limited long hedge. Futures contracts and options on futures contracts can also be purchased and sold to attempt to enhance income or yield. A Portfolio may also write call and put options on futures contracts that are not covered.

In addition, futures strategies can be used to manage the average duration of a Portfolio's fixed-income portfolio. If an Adviser wishes to shorten the average duration of a Portfolio's fixed-income portfolio, the Portfolio may sell a debt futures contract or a call option thereon, or purchase a put option on that futures contract. If an Adviser wishes to lengthen the average duration of a Portfolio's fixed-income portfolio, the Portfolio may buy a debt futures contract or a call option thereon, or sell a put option thereon.

Futures contracts may also be used for non-hedging purposes, such as to simulate full investment in underlying securities while retaining a cash balance for portfolio management purposes, as a substitute for direct investment in a security, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a futures contract or option is priced more attractively than the underlying security or index.

No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a Portfolio is required to deposit "initial margin" in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Portfolio at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Portfolio may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking-to-market." Variation margin does not involve borrowing, but rather represents a daily settlement of a Portfolio's obligations to or from a futures broker. When a Portfolio purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. However, there may be circumstances when the purchase of an option on a futures contract would result in a loss to the Portfolio when the use of a futures contract would not, such as when there is no movement in the value of the securities or currencies being hedged. In contrast, when a Portfolio purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If a Portfolio has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Although some futures and options on futures call for making or taking delivery of the underlying securities or currencies, generally those contracts are closed out prior to delivery by offsetting purchases or sales of matching futures or options (involving the same currency or underlying security and delivery month). If an offsetting purchase price is less than the original sale price, the Portfolio realizes a gain, or if it is more, the Portfolio realizes a loss. If an offsetting sale price is more than the original purchase price, the Portfolio realizes a gain, or if it is less, the Portfolio realizes a loss. In general, 40% of the gain or loss arising from the closing out of a futures contract traded on an exchange approved by the CFTC is treated as short-term gain or loss, and 60% is treated as long-term gain or loss. The Portfolio will also bear transaction costs for each contract, which will be included in these calculations. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a Portfolio were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market, the imposition of price limits or otherwise, it could incur substantial losses. The Portfolio would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Portfolio would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

To the extent that a Portfolio enters into futures contracts, options on futures contracts and options on foreign currencies traded on a CFTC-regulated exchange that are not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (excluding the amount by which options are "in-the-money" at the time of purchase) may not exceed 5% of the liquidation value of the Portfolio's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Portfolio has entered into. (In general, a call option on a futures contract is "in-the-money" if the value of the underlying futures contract exceeds the strike, i.e., exercise, price of the call; a put option on a futures contract is "in-the-money" if the value of the underlying futures contract is exceeded by the strike price of the put.) This policy does not limit to 5% the percentage of a Portfolio's assets that are at risk in futures contracts, options on futures contracts and currency options.

Risks of Futures Contracts and Options Thereon. The ordinary spreads between prices in the cash and futures markets (including the options on futures market), due to differences in the natures of those markets, are subject to the following factors, which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate, currency exchange rate or stock market trends by an Adviser may still not result in a successful transaction. Of course, an Adviser may be incorrect in its expectations as to the extent of various interest rate, currency exchange rate or stock market movements or the time span within which the movements take place.

Index Futures. The risk of imperfect correlation between movements in the price of index futures and movements in the price of the securities that are the subject of the hedge increases as the composition of a Portfolio's portfolio diverges from the securities included in the applicable index. The price of the index futures may move more than or less than the price of the securities being hedged. If the price of the index futures moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective, but if the price of the securities being hedged has moved in an unfavorable direction, a Portfolio would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the futures contract. If the price of the futures contract moves more than the price of the securities, a Portfolio will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the index futures, a Portfolio may buy or sell index futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities being hedged is more than the historical volatility of the prices of the securities included in the index. It is also possible that, where a Portfolio has sold index futures contracts to hedge against decline in the market, the market may advance and the value of the securities held in the Portfolio may decline. If this occurred, the Portfolio would lose money on the futures contract and also experience a decline in value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the market indices on which the futures contracts are based. To the extent such instruments are permitted by applicable law, this risk will also apply to security futures.

Where index futures are purchased to hedge against a possible increase in the price of securities before a Portfolio is able to invest in them in an orderly fashion, it is possible that the market may decline instead. If the Portfolio then concludes not to invest in them at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

Foreign Currency Hedging Strategies -- Special Considerations. Each Portfolio that may invest in securities that are denominated in foreign currencies may engage in a variety of foreign currency exchange transactions to protect against uncertainty in the level of future exchange rates or to earn additional income. Such Portfolios may use options and futures contracts, swaps and indexed notes relating to foreign currencies (including the Euro), as described above and forward currency contracts, as described below, to attempt to hedge against movements in the values of the foreign currencies in which that Portfolio's securities are denominated or to attempt to enhance income or yield. Currency hedges can protect against price movements in a security that a Portfolio owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes. A Portfolio might seek to hedge against changes in the value of a particular currency when no Financial Instruments on that currency are available or such Financial Instruments are more expensive than certain other Financial Instruments. In such cases, the Portfolio may seek to hedge against price movements in that currency by entering into transactions using Financial Instruments on another currency or a basket of currencies, the value of which the Portfolio's Adviser believes will have a high degree of correlation to the value of the currency being hedged. The risk that movements in the price of the Financial Instrument will not correlate perfectly with movements in the price of the currency subject to the hedging transaction is magnified when this strategy is used.

The value of Financial Instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Financial Instruments, a Portfolio could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Financial Instruments until they reopen.

Settlement of hedging transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a Portfolio might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

Options on foreign currencies also have the risks of options on securities. See "Risks of Options on Securities" above.

Forward Currency Contracts. Certain of the Portfolios may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time of the forward currency contract. These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers. Forward currency contracts may be used to attempt to hedge currency exposure or to enhance return or yield.

Such transactions may serve as long hedges; for example, a Portfolio may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Portfolio intends to acquire. Forward currency contract transactions may also serve as short hedges; for example, a Portfolio may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security, dividend or interest payment denominated in a foreign currency.

A Portfolio may also use forward currency contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a Portfolio owned securities denominated in Euros, it could enter into a forward currency contract to sell Euros in return for U.S. dollars to hedge against possible declines in the Euro's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A Portfolio could also hedge the position by selling another currency expected to perform similarly to the Euro. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

The cost to a Portfolio of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When a Portfolio enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

As is the case with futures contracts, parties to forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures contracts, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that a Portfolio will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, a Portfolio might be unable to close out a forward currency contract at any time prior to maturity, if at all. In either event, a Portfolio would continue to be subject to market risk with respect to the position, and would continue to be required to maintain the required cover.

The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, a Portfolio might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

Successful use of forward currency contracts depends on an Adviser's skill in analyzing and predicting currency values. Forward currency contracts may substantially change a Portfolio's exposure to changes in currency exchange rates and could result in losses to the Portfolio if currencies do not perform as the Portfolio's Adviser anticipates. There is no assurance that an Adviser's use of forward currency contracts will be advantageous to the Portfolio or that the Adviser will hedge at an appropriate time.

Combined Positions. A Portfolio may purchase and write options in combination with each other, or in combination with other Financial Instruments, to adjust the risk and return characteristics of its overall position. For example, a Portfolio may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Turnover. A Portfolio's options and futures activities may affect its turnover rate and brokerage commission payments. The exercise of calls or puts written by a Portfolio, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once a Portfolio has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by a Portfolio may also cause the sale of related investments, also increasing turnover; although such exercise is within the Portfolio's control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. A Portfolio will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.

Swaps, Caps, Floors and Collars. Each Portfolio may enter into swaps, caps, floors and collars to preserve a return or a spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date or to attempt to enhance yield. A swap involves the exchange by a Portfolio with another party of their respective commitments to pay or receive cash flows, e.g., an exchange of floating rate payments for fixed-rate payments. The purchase of a cap entitles the purchaser, to the extent that a specified index exceeds a predetermined value, to receive payments on a notional principal amount from the party selling the cap. The purchase of a floor entitles the purchaser, to the extent that a specified index falls below a predetermined value, to receive payments on a notional principal amount from the party selling the floor. A collar combines elements of a cap and a floor.

Swap agreements, including caps, floors and collars, can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the overall volatility of a Portfolio's investments and its share price and yield because, and to the extent, these agreements affect the Portfolio's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage-backed security values, corporate borrowing rates or other factors such as security prices or inflation rates.

Swap agreements will tend to shift a Portfolio's investment exposure from one type of investment to another. For example, if a Portfolio agrees to exchange payments in U.S. dollars for payments in foreign currency, the swap agreement would tend to decrease the Portfolio's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options.

If a firm's creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses. If a default occurs by the other party to such transaction, the Portfolio will have contractual remedies pursuant to the agreements related to the transaction.

The net amount of the excess, if any, of a Portfolio's obligations over its entitlements with respect to each swap will be accrued on a daily basis and an amount of cash or liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained as collateral. A Portfolio will also maintain collateral with respect to its total obligations under any swaps that are not entered into on a net basis and with respect to any caps or floors that are written by the Portfolio. The Advisers and the Portfolios believe that such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Portfolio's borrowing restrictions.

Flexibility. Generally, the foregoing is not intended to limit a Portfolio's investment flexibility, unless such a limitation is expressly stated, and therefore will be construed by the Portfolio as broadly as possible. Statements concerning what a Portfolio may do are not intended to limit other any activity. The Portfolios maintain the flexibility to use Financial Instruments for any purpose consistent with applicable law and any express limitations in the SAI or the prospectus.

Preferred Stocks and Convertible Securities

A preferred stock pays dividends at a specified rate and has preference over common stock in the payment of dividends and the liquidation of an issuer's assets but is junior to the debt securities of the issuer in those same respects. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in an issuer's creditworthiness than are the prices of debt securities. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Under ordinary circumstances, preferred stock does not carry voting rights.

A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock (or another equity security) of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities in that they ordinarily provide a stream of income with generally higher yields than those of common stocks of the same or similar issuers.

Convertible    securities   are   usually    subordinated   to   comparable-tier
nonconvertible securities but rank senior to common stock in a corporation's capital structure.

The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted into the underlying common stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by a Portfolio is called for redemption, the Portfolio will be required to (1) permit the issuer to redeem the security, (2) convert it into the underlying common stock or (3) sell it to a third party. Any of these actions could have an adverse effect on a Portfolio's ability to achieve its investment objective.

Debt and Fixed Income Securities

The Portfolios may invest in a variety of debt and fixed income securities. These securities share one principal risk: their values fluctuate with changes in interest rates. Thus, a decrease in interest rates will generally result in an increase in the value of a Portfolio's fixed income investments. Conversely, during periods of rising interest rates, the value of a Portfolio's fixed income investments will generally decline. The magnitude of these fluctuations will generally be greater when a Portfolio's duration or average maturity is longer. Changes in the value of portfolio securities will not affect interest income from those securities, but will be reflected in a Portfolio's net asset value. The most common types of these instruments, and the associated risks, are described below. Subject to its investment policies and applicable law, each of the Portfolios may invest in these and other instruments.

U.S. Government Obligations. U.S. Government securities include (1) U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturity of one to ten years) and U.S. Treasury bonds (maturities generally greater than ten years) and (2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Government (such as GNMA certificates); (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Government (such as obligations of the Federal Home Loan Banks);
(c) the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities (such as securities issued by Fannie Mae); or (d) only the credit of the instrumentality (such as securities issued by Freddie Mac). In the case of obligations not backed by the full faith and credit of the United States, a Portfolio must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Neither the U.S. Government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue. Therefore, the market value of such securities will fluctuate in response to changes in interest rates.

Inflation-Indexed Securities. The Western Asset Inflation Indexed Bond Portfolio presently intends to invest in, and the other Portfolios may invest in, inflation indexed bonds. Inflation indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the CPI accruals as part of a semiannual coupon.

Inflation indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation.

Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate.

The value of inflation-indexed bonds is expected to fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation indexed bonds. Although the principal value of these securities declines in periods of deflation, holders at maturity receive no less than par. If inflation is lower than expected during the period a Portfolio holds the security, the Portfolio may earn less on the security than on a conventional bond. Any increase in principal value is taxable in the year the increase occurs, even though holders do not receive cash representing the increase at that time.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

The U.S. Treasury has only recently begun issuing inflation indexed bonds. Certain foreign governments, such as the United Kingdom, Canada and Australia, have a longer history of issuing inflation indexed bonds, and there may be a more liquid market in certain of these countries for these securities.

The periodic adjustment of U.S. inflation indexed bonds is currently tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. In addition, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Mortgage-Related Securities. Mortgage-related securities represent an interest in a pool of mortgages made by lenders such as commercial banks, savings and loan institutions, mortgage bankers and others. Mortgage-related securities may be issued by governmental, government-related or non-governmental entities, and provide regular payments which consist of interest and, in most cases, principal. In contrast, other forms of debt securities normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. In effect, payments on mortgage-related securities are a "pass-through" of the payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments to holders of mortgage-related securities are caused by repayments resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs that may be incurred.

As prepayment rates of individual pools of mortgage loans vary widely, it is not possible to predict accurately the average life of a particular security. Although mortgage-related securities are issued with stated maturities of up to forty years, unscheduled or early payments of principal and interest on the underlying mortgages may shorten considerably the securities' effective maturities. The volume of prepayments of principal on a pool of mortgages underlying a particular mortgage-related security will influence the yield of that security, and the principal returned to a Portfolio may be reinvested in instruments whose yield may be higher or lower than that which might have been obtained had such prepayments not occurred. When interest rates are declining, such prepayments usually increase, and reinvestments of such principal prepayments will be at a lower rate than that on the original mortgage-related security. An increase in mortgage prepayments could cause the Portfolio to incur a loss on a mortgage-related security that was purchased at a premium. On the other hand, a decrease in the rate of prepayments, resulting from an increase in market interest rates or other causes, may extend the effective maturities of mortgage-related securities, increasing their sensitivity to changes in market interest rates and potentially increasing the volatility of a Portfolio's shares. The rate of prepayment may also be affected by general economic conditions, the location and age of the mortgages, and other social and demographic conditions. In determining the average maturity or duration of a mortgage-related security, a Portfolio's Adviser must apply certain assumptions and projections about the maturity and prepayment of such security; actual prepayment rates may differ. Because of prepayments, mortgage-related securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates.

Most issuers or poolers provide guarantees of payments, regardless of whether the mortgagor actually makes the payment. The guarantees made by issuers or poolers are often backed by various forms of credit, insurance and collateral, although these may be in amounts less than the full obligation of the pool to its shareholders.

Pools often consist of whole mortgage loans or participations in loans. The majority of these loans are made to purchasers of one- to four-family homes. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. For example, in addition to fixed-rate, fixed-term mortgages, the Portfolios may purchase pools of variable-rate mortgages, growing-equity mortgages, graduated-payment mortgages and other types.

All poolers apply standards for qualification to lending institutions that originate mortgages for the pools. Poolers also establish credit standards and underwriting criteria for individual mortgages included in the pools. In addition, many mortgages included in pools are insured through private mortgage insurance companies.

The average life of mortgage-related securities varies with the maturities and the nature of the underlying mortgage instruments. For example, securities issued by the Government National Mortgage Association ("GNMA") tend to have a longer average life than participation certificates ("PCs") issued by the Federal Home Loan Mortgage Corporation ("FHLMC") because there is a tendency for the conventional and privately-insured mortgages underlying FHLMC PCs to repay at faster rates than the Federal Housing Administration and Veterans Administration loans underlying GNMAs. In addition, the term of a security may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions.

In determining the dollar-weighted average maturity of a Portfolio, the Portfolio's Adviser will follow industry practice in assigning an average life to the mortgage-related securities held by each Portfolio unless the interest rate on the mortgages underlying the securities is such that a different prepayment rate is likely. For example, if a GNMA has a high interest rate relative to the market, that GNMA is likely to have a shorter overall maturity than a GNMA with a market rate coupon. Moreover, an Adviser may deem it appropriate to change the projected average life for a Portfolio's mortgage-related securities as a result of fluctuations in market interest rates and other factors.

Yields on mortgage-related securities are typically quoted based on the maturity of the underlying instruments and the associated average life assumption. Actual prepayment experience may cause the yield to differ from the yield expected on the basis of average life. Reinvestment of the prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of the Portfolio. The compounding effect from reinvestments of monthly payments received by each Portfolio will increase the yield to shareholders compared to bonds that pay interest semi-annually.

Government Mortgage-Related Securities. GNMA is the principal federal government guarantor of mortgage-related securities. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA pass-through securities are considered to have a relatively low risk of default in that (1) the underlying mortgage loan portfolio is comprised entirely of government-backed loans and (2) the timely payment of both principal and interest on the securities is guaranteed by the full faith and credit of the U.S. Government, regardless of whether they have been collected. GNMA pass-through securities are, however, subject to the same market risk as comparable debt securities. Therefore, the effective maturity and market value of a Portfolio's GNMA securities can be expected to fluctuate in response to changes in interest rate levels.

Residential mortgage loans are also pooled by Freddie Mac, a corporate instrumentality of the U.S. Government. The mortgage loans in Freddie Mac's portfolio are not government backed; Freddie Mac, not the U.S. Government, guarantees the timely payment of interest and ultimate collection of principal on Freddie Mac securities. Freddie Mac also issues guaranteed mortgage certificates, on which it guarantees semiannual interest payments and a specified minimum annual payment of principal.

Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases residential mortgages from a list of approved seller/servicers, which include savings and loan associations, savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest only by Fannie Mae, not the U.S. Government.

Privately Issued Mortgage-Related Securities. Mortgage-related securities offered by private issuers include pass-through securities comprised of pools of residential mortgage loans; mortgage-backed bonds which are considered to be debt obligations of the institution issuing the bonds and are collateralized by mortgage loans; and bonds and collateralized mortgage obligations ("CMOs") which are collateralized by mortgage-related securities issued by Freddie Mac, Fannie Mae or GNMA or by pools of mortgages.

CMOs are typically structured with classes or series that have different maturities and are generally retired in sequence. Each class of obligations receives periodic interest payments according to the coupon rate on the obligations. However, all monthly principal payments and any prepayments from the collateral pool are generally paid first to the "Class 1" holders. Thereafter, all payments of principal are generally allocated to the next most senior class of obligations until that class of obligations has been fully repaid. Although full payoff of each class of obligations is contractually required by a certain date, any or all classes of obligations may be paid off sooner than expected because of an increase in the payoff speed of the pool. Other allocation methods may be used. Payment of interest or principal on some classes or series of a CMO may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages.

Mortgage-related securities created by non-governmental issuers generally offer a higher rate of interest than government and government-related securities because there are no direct or indirect government guarantees of payment in the former securities, resulting in higher risks. Where privately issued securities are collateralized by securities issued by Freddie Mac, Fannie Mae or GNMA, the timely payment of interest and principal is supported by the government-related securities collateralizing such obligations. The market for conventional pools is smaller and less liquid than the market for the government and government-related mortgage pools.

Certain private mortgage pools are organized in such a way that the SEC staff considers them to be closed-end investment companies. Each Portfolio's investment in such pools is constrained by federal statute, which restricts investments in the shares of other investment companies.

The private mortgage-related securities in which the Portfolios may invest include foreign mortgage pass-through securities ("Foreign Pass-Throughs"), which are structurally similar to the pass-through instruments described above. Such securities are issued by originators of and investors in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment bankers, specialized financial institutions and special purpose subsidiaries of the foregoing. Foreign Pass-Throughs usually are backed by a pool of fixed rate or adjustable-rate mortgage loans. Certain Foreign Pass-Throughs in which the Portfolios invest typically are not guaranteed by an entity having the credit status of GNMA, but generally utilize various types of credit enhancement.

Asset-Backed Securities. Asset-backed securities refer to securities that directly or indirectly represent a participation in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements.

Such assets are securitized through the use of trusts or special purpose corporations. Asset-backed securities are backed by a pool of assets representing the obligations often of a number of different parties. Certain of such securities may be illiquid.

The principal on asset-backed securities, like that on mortgage-backed securities, may be prepaid at any time. As a result, if such securities are purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect. Conversely, if the securities are purchased at a discount, prepayments faster than expected will increase yield to maturity and prepayments slower than expected will decrease it. Accelerated prepayments also reduce the certainty of the yield because the Portfolio must reinvest the assets at the then-current rates. Accelerated prepayments on securities purchased at a premium also impose a risk of loss of principal. On the other hand, a decrease in the rate of prepayments may extend the effective maturities of the securities, increasing their sensitivity to changes in market interest rates and potentially increasing the volatility of a Portfolio's shares. The rate of prepayment may also be affected by general economic conditions and other social and demographic conditions.

Each type of asset-backed security also entails unique risks depending on the type of assets involved and the legal structure used. For example, credit card receivables are generally unsecured obligations of the credit card holder and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There have also been proposals to cap the interest rate that a credit card issuer may charge. In some transactions, the value of the asset-backed security is dependent on the performance of a third party acting as credit enhancer or servicer. Furthermore, in some transactions (such as those involving the securitization of vehicle loans or leases) it may be administratively burdensome to perfect the interest in the underlying collateral, and the underlying collateral may become damaged or stolen.

Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle is not certain.

Municipal Obligations. Municipal obligations include obligations issued to obtain funds for various public purposes, including constructing a wide range of public facilities, such as bridges, highways, housing, hospitals, mass transportation, schools and streets. Other public purposes for which municipal obligations may be issued include the refunding of outstanding obligations, the obtaining of funds for general operating expenses and the making of loans to other public institutions and facilities. In addition, certain types of industrial development bonds ("IDBs") and private activity bonds ("PABs") are issued by or on behalf of public authorities to finance various privately operated facilities, including certain pollution control facilities, convention or trade show facilities, and airport, mass transit, port or parking facilities.

Municipal obligations also include short-term tax anticipation notes, bond anticipation notes, revenue anticipation notes and other forms of short-term debt obligations. Such notes may be issued with a short-term maturity in anticipation of the receipt of tax payments, the proceeds of bond placements or other revenues. Municipal obligations also include municipal lease obligations and certificates of participation. Municipal lease obligations, which are issued by state and local governments to acquire land, equipment and facilities, typically are not fully backed by the municipality's credit, and, if funds are not appropriated for the following year's lease payments, a lease may terminate, with the possibility of default on the lease obligation and significant loss to the Portfolio. Certificates of participation are participations in municipal lease obligations or installment sales contracts. Each certificate represents a proportionate interest in or right to the payments made.

The two principal classifications of municipal obligations are "general obligation" and "revenue" bonds. "General obligation" bonds are secured by the issuer's pledge of its faith, credit and taxing power. "Revenue" bonds are payable only from the revenues derived from a particular facility or class of facilities or from the proceeds of a special excise tax or other specific revenue source such as the corporate user of the facility being financed. IDBs and PABs are usually revenue bonds and are not payable from the unrestricted revenues of the issuer. The credit quality of IDBs and PABs is usually directly related to the credit standing of the corporate user of the facilities.

The ability of state, county or local governments to meet their obligations will depend primarily on the availability of tax and other revenues to those governments and on their fiscal conditions generally. The amounts of tax and other revenues available to governmental issuers may be affected from time to time by economic, political and demographic conditions within or outside of the particular state. In addition, constitutional or statutory restrictions may limit a government's power to raise revenues or increase taxes. The availability of federal, state and local aid to issuers of municipal securities may also affect their ability to meet their obligations. Payments of principal and interest on revenue bonds will depend on the economic condition of the facility or specific revenue source from whose revenues the payments will be made. The facility's economic status, in turn, could be affected by economic, political and demographic conditions affecting the particular state.

Corporate Debt Securities. A Portfolio may invest in debt securities (i.e., bonds, debentures, notes and other similar debt instruments) of domestic or foreign non-governmental issuers which meet the minimum credit quality criteria, if any, set forth for the Portfolio. Corporate debt securities may pay fixed or variable rates of interest, or interest at a rate contingent upon some other factor, such as the price of some commodity. These securities may include warrants, may be convertible into preferred or common equity, or may be bought as part of a unit containing common stock.

Lower-Rated Securities. Non-investment grade securities, i.e., securities rated below Baa by Moody's or BBB by S&P or comparable ratings of other NRSROs or unrated securities of comparable quality, are described as "speculative" by Moody's and S&P and may be subject to greater market fluctuations and greater risk of loss of income or principal, including a greater possibility of default or bankruptcy of the issuer of such securities, than are more highly rated debt securities. Such securities are commonly referred to as "junk bonds." A
Portfolio's Adviser seeks to minimize the risks of investing in all securities through diversification, in-depth credit analysis and attention to current developments in interest rates and market conditions and will monitor the ratings of securities held by the Portfolios and the creditworthiness of their issuers. If the rating of a security in which a Portfolio has invested falls below the minimum rating in which the Portfolio is permitted to invest, the Portfolio will either dispose of that security within a reasonable time or hold the security for so long as the Portfolio's Adviser determines appropriate for that Portfolio, having due regard for market conditions, tax implications an other applicable factors.

A lower- rated debt security may be callable, i.e., subject to redemption at the option of the issuer at a price established in the security's governing instrument. If a debt security held by a Portfolio is called for redemption, the Portfolio will be required to permit the issuer to redeem the security or sell it to a third party. Either of these actions could have an adverse effect on a Portfolio's ability to achieve its investment objective because, for example, the Portfolio may be able to reinvest the proceeds only in securities with lower yields or may receive a price upon sale that is lower than it would have received in the absence of the redemption. If a Portfolio experiences unexpected net redemptions, it may be forced to sell its higher-rated securities, resulting in a decline in the overall credit quality of the Portfolio's investment portfolio and increasing the exposure of the Portfolio to the risks of lower-rated securities.

The market for lower-rated securities has expanded rapidly in recent years. This growth has paralleled a long economic expansion. At certain times in the past, the prices of many lower-rated securities declined, indicating concerns that issuers of such securities might experience financial difficulties. At those times, the yields on lower-rated securities rose dramatically, reflecting the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers' financial restructuring or default. There can be no assurance that such declines will not recur.

The ratings of Moody's and S&P represent the opinions of those agencies as to the quality of the debt securities that they rate. Such ratings are relative and subjective, and are not absolute standards of quality. Unrated debt securities are not necessarily of lower quality than rated securities, but they may not be attractive to as many buyers. If securities are rated investment grade by one rating organization and below investment grade by others, a Portfolio's investment adviser may rely on the rating that it believes is more accurate and may consider the instrument to be investment grade. Each Portfolio's Adviser will consider a security's quality and credit rating when determining whether such security is an appropriate investment. Subject to its investment objective, policies and applicable law, a Portfolio may purchase a security with the lowest rating.

The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold, and may make it difficult for a Portfolio to obtain market quotations daily. If market quotations are not available, these securities will be valued by a method that the Portfolios' Boards of Directors believe accurately reflects fair market value. Judgment may play a greater role in valuing lower-rated debt securities than is the case with respect to securities for which a broader range of dealer quotations and last-sale information is available. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower-rated securities, especially in a thinly traded market.

Although the prices of lower-rated bonds are generally less sensitive to interest rate changes than are higher-rated bonds, the prices of lower-rated bonds may be more sensitive to adverse economic changes and developments regarding the individual issuer. Although the market for lower-rated debt securities is not new, and the market has previously weathered economic downturns, there has been in recent years a substantial increase in the use of such securities to fund corporate acquisitions and restructurings. Accordingly, the past performance of the market for such securities may not be an accurate indication of its performance during future economic downturns or periods of rising interest rates. When economic conditions appear to be deteriorating, medium- to lower-rated securities may decline in value due to heightened concern over credit quality, regardless of the prevailing interest rates. Investors should carefully consider the relative risks of investing in high yield securities and understand that such securities are not generally meant for short-term investing.

Adverse economic developments can disrupt the market for lower-rated securities and severely affect the ability of issuers, especially highly leveraged issuers, to service their debt obligations or to repay their obligations upon maturity, which may lead to a higher incidence of default on such securities. Lower-rated securities are especially affected by adverse changes in the industries in which the issuers are engaged and by changes in the financial condition of the issuers. Highly leveraged issuers may also experience financial stress during periods of rising interest rates. In addition, the secondary market for lower-rated securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. As a result, a Portfolio could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Therefore, prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating a Portfolio's net asset value.

Stripped Securities. Stripped securities are created by separating bonds into their principal and interest components and selling each piece separately (commonly referred to as IOs and POs). The yield to maturity on an IO or PO class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurably adverse effect on a Portfolio's yield to maturity to the extent it invests in IOs. If the assets underlying the IOs experience greater than anticipated prepayments of principal, the Portfolio may fail to recoup fully its initial investment in these securities. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting a Portfolio's ability to buy or sell those securities at any particular time.

Zero Coupon and Pay-In-Kind Securities. A zero coupon bond is a security that makes no fixed interest payments but instead is sold at a discount from its face value. The bond is redeemed at its face value on the specified maturity date. Zero coupon bonds may be issued as such, or they may be created by a broker who strips the coupons from a bond and separately sells the rights to receive principal and interest. The prices of zero coupon bonds tend to fluctuate more in response to changes in market interest rates than do the prices of interest-paying debt securities with similar maturities. A Portfolio investing in zero coupon bonds generally accrues income on such securities prior to the receipt of cash payments. Since each Portfolio must distribute substantially all of its income to shareholders to qualify as a regulated investment company under federal income tax law, a Portfolio investing in zero coupon bonds may have to dispose of other securities, including at times when it may be disadvantageous to do so, to generate the cash necessary for the distribution of income attributable to its zero coupon bonds. Pay-in-kind securities have characteristics similar to those of zero coupon securities, but interest on such securities may be paid in the form of obligations of the same type rather than cash.

Commercial Paper and Other Short-Term Investments

Each of the Portfolios may invest or hold cash or other short-term investments, including commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. The Portfolios may purchase commercial paper issued pursuant to the private placement exemption in Section 4(2) of the Securities Act of 1933. Section 4(2) paper is restricted as to disposition under federal securities laws in that any resale must similarly be made in an exempt transaction. The Portfolios may or may not regard such securities as illiquid, depending on the circumstances of each case.

Any Portfolio may also invest in obligations (including certificates of deposit, demand and time deposits and bankers' acceptances) of U.S. banks and savings and loan institutions. While domestic bank deposits are insured by an agency of the U.S. Government, the Portfolios will generally assume positions considerably in excess of the insurance limits.

Loan Participations and Assignments

The purchase of loan participations and assignments entails special risks. A Portfolio's ability to receive payments of principal and interest and other amounts in connection with loan participations and assignments will depend primarily on the financial condition of the borrower. The failure by the Portfolio to receive scheduled interest or principal payments on a loan participation or assignment would adversely affect the income of the Portfolio and would likely reduce the value of its assets. Because loan participations are not generally rated by independent credit rating agencies, a decision by a Portfolio to invest in a particular loan participation will depend almost exclusively on its Adviser's credit analysis of the borrower. In addition to the other risks associated with investments in debt securities, participations and assignments involve the additional risk that the insolvency of any financial institution interposed between the Portfolio and the borrower could delay or prevent the flow of payments from the borrower on the underlying loan. A Portfolio may have limited rights to enforce the terms of the underlying loan, and the liquidity of loan participations and assignments may be limited.

The borrower of a loan in which a Portfolio holds a participation interest may, either at its own election or pursuant to terms of the loan documentation, prepay amounts of the loan from time to time. There is no assurance that the Portfolio will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan participation.

Corporate loans in which a Portfolio may purchase a loan participation or assignment are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs, and other corporate activities. The highly leveraged capital structure of the borrowers in certain of these transactions may make such loans especially vulnerable to adverse changes in economic or market conditions.

Certain of the loan participations or assignments acquired by a Portfolio may involve unfunded commitments of the lenders or revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the Portfolio would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan documentation.

Indexed Securities and Structured Notes

The values of indexed securities and structured notes are linked to currencies, other securities, interest rates, commodities, indices or other financial indicators ("reference instruments"). These instruments differ from other types of debt securities in several respects. The interest rate or principal amount payable at maturity may vary based on changes in one or more specified reference instruments, such as a floating interest rate compared with a fixed interest rate or the currency exchange rates between two currencies (neither of which need be the currency in which the instrument is denominated). An indexed security or structured note may be positively or negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference instrument increases. Further, the change in the principal amount payable with respect to, or the interest rate of, an indexed security or structured note may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

Investment in indexed securities and structured notes involves certain risks, including the credit risk of the issuer and the normal risks of price changes in response to changes in interest rates. Further, in the case of certain indexed securities or structured notes, a decline in the reference instrument may cause the interest rate to be reduced to zero, and any further declines in the reference instrument may then reduce the principal amount payable on maturity. Finally, these securities may be less liquid than other types of securities, and may be more volatile than their underlying reference instruments.

Forward Commitments

Each Portfolio may enter into commitments to purchase securities on a "forward commitment" basis, including purchases on a "when-issued" basis or a "to be announced" basis. When such transactions are negotiated, certain terms may be fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. Such securities are often the most efficiently priced and have the best liquidity in the bond market. During the period between a commitment and settlement, no payment is made by the purchaser for the securities purchased and, thus, no interest accrues to the purchaser from the transaction. In a "to be announced" transaction, a Portfolio commits to purchase securities for which all specific information is not yet known at the time of the trade, particularly the exact face amount in forward commitment mortgage-backed securities transactions.

A Portfolio may sell the securities subject to a forward commitment purchase, which may result in a gain or loss. When a Portfolio purchases securities on a forward commitment basis, it assumes the risks of ownership, including the risk of price fluctuation, at the time of purchase, not at the time of receipt. Purchases of forward commitment securities also involve a risk of loss if the seller fails to deliver after the value of the securities has risen. Depending on market conditions, a Portfolio's forward commitment purchases could cause its net asset value to be more volatile.

Each Portfolio may also enter into a forward commitment to sell securities it owns and will generally do so only with the intention of actually delivering the securities. The use of forward commitments enables a Portfolio to hedge against anticipated changes in interest rates and prices. In a forward sale, a Portfolio does not participate in gains or losses on the security occurring after the commitment date. Forward commitments to sell securities also involve a risk of loss if the seller fails to take delivery after the value of the securities has declined.

Forward commitment transactions involve additional risks similar to those associated with investments in options and futures contracts. See "Risks of Futures Contracts and Options Thereon."

Restricted and Illiquid Securities

Restricted securities are securities subject to legal or contractual restrictions on their resale, such as private placements. Such restrictions might prevent the sale of restricted securities at a time when the sale would otherwise be desirable. No securities for which there is not a readily available market ("illiquid securities") will be acquired by any Portfolio if such acquisition would cause the aggregate value of illiquid securities to exceed 15% of the Portfolio's net assets (10% of net assets for the Western Asset Money Market Portfolio and the Western Asset Government Money Market Portfolio).

Under SEC regulations, certain securities acquired through private placements can be traded freely among qualified purchasers. The SEC has stated that an investment company's board of directors, or its investment adviser acting under authority delegated by the board, may determine that a security eligible for trading under this rule is "liquid." The Portfolios intend to rely on this rule, to the extent appropriate, to deem specific securities acquired through private placement as "liquid." The Boards have delegated to a Portfolio's Adviser the responsibility for determining whether a particular security eligible for trading under this rule is "liquid." Investing in these restricted securities could have the effect of increasing a Portfolio's illiquidity if qualified purchasers become, for a time, uninterested in buying these securities.

Restricted securities may be sold only (1) pursuant to SEC Rule 144A or other exemption, (2) in privately negotiated transactions or (3) in public offerings with respect to which a registration statement is in effect under the Securities Act of 1933, as amended. Rule 144A securities, although not registered in the U.S., may be sold to qualified institutional buyers in accordance with Rule 144A under the Securities Act of 1933, as amended. Each Portfolio's Adviser, acting pursuant to guidelines established by its Board of Directors, may determine that some Rule 144A securities are liquid for purposes of limitations on the amount of illiquid investments a Portfolio may own. Where registration is required, a Portfolio may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to sell.

Illiquid securities may be difficult to value, and a Portfolio may have difficulty disposing of such securities promptly. The Portfolios do not consider foreign securities to be restricted if they can be freely sold in the principal markets in which they are traded, even if they are not registered for sale in the U.S.

Securities of Other Investment Companies

Investments in other investment companies may involve the payment of substantial premiums above the net asset value of such issuers' portfolio securities, and the total return on such investments will be reduced by the operating expenses and fees of such investment companies, including advisory fees. The Portfolios may invest in both closed-end and open-end investment companies.

Repurchase Agreements

A repurchase agreement is an agreement under which securities are acquired from a securities dealer or bank subject to resale at an agreed upon price and date. The securities are held by a Portfolio as collateral until retransferred and will be supplemented by additional collateral if necessary to maintain a total market value equal to or in excess of the value of the repurchase agreement. The Portfolio bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Portfolio is delayed or prevented from exercising its rights to dispose of the collateral securities. A Portfolio also bears the risk that the proceeds from any sale of collateral will be less than the repurchase price. Repurchase agreements may be viewed as a loan by a Portfolio.

Reverse Repurchase Agreements and Other Borrowing

A reverse repurchase agreement is a portfolio management technique in which a Portfolio temporarily transfers possession of a portfolio instrument to another person, such as a financial institution or broker-dealer, in return for cash. At the same time, the Portfolio agrees to repurchase the instrument at an agreed upon time (normally within seven days) and price, including an interest payment. While engaging in reverse repurchase agreements, each Portfolio will maintain cash or securities in a segregated account at its custodian bank with a value at least equal to the Portfolio's obligation under the agreements, adjusted daily. Reverse repurchase agreements may expose a Portfolio to greater fluctuations in the value of its assets and render the segregated assets unavailable for sale or other disposition. Reverse repurchase agreements may be viewed as a borrowing by a Portfolio.

The Portfolios may also enter into dollar roll transactions in which a Portfolio sells a fixed income security for delivery in the current month and simultaneously contracts to purchase substantially similar (same type, coupon and maturity) securities at an agreed upon future time. By engaging in the dollar roll transaction the Portfolio forgoes principal and interest paid on the security that is sold, but receives the difference between the current sales price and the forward price for the future purchase. The Portfolio would also be able to earn interest on the income that is received from the initial sale.

The obligation to purchase securities on a specified future date involves the risk that the market value of the securities that a Portfolio is obligated to purchase may decline below the purchase price. In addition, in the event the other party to the transaction files for bankruptcy, becomes insolvent or defaults on its obligation, a Portfolio may be adversely affected.

Each Portfolio will limit its investments in reverse repurchase agreements and other borrowing (including dollar roll transactions) to no more than one-third of its total assets. To avoid potential leveraging effects of such borrowing, a Portfolio will not make investments while its borrowing (including reverse repurchase agreements but excluding dollar rolls) is in excess of 5% of its total assets. To avoid potential leveraging effects of dollar rolls, each Portfolio will segregate assets as required by the 1940 Act.

The 1940 Act requires a Portfolio to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of at least 300% of the amount borrowed. If the asset coverage should decline below 300% as a result of market fluctuations or for other reasons, a Portfolio may be required to sell some of its holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowing may increase the effect on net asset value of any increase or decrease in the market value of the Portfolio.

Money borrowed will be subject to interest costs, which may or may not be recovered by appreciation of the securities purchased. A Portfolio also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. The Portfolios may enter into reverse repurchase agreements and dollar roll transactions as a method of borrowing.

Loans of Portfolio Securities

A Portfolio may lend its portfolio securities, provided that cash or equivalent collateral, equal to at least 100% of the market value of the securities loaned, is continuously maintained by the borrower with the Portfolio. During the time securities are on loan, the borrower will pay the Portfolio an amount equivalent to any dividends or interest paid on such securities, and the Portfolio may invest the cash collateral and earn additional income, or it may receive an agreed upon amount of interest income from the borrower who has delivered equivalent collateral. These loans are subject to termination at the option of the Portfolio or the borrower. A Portfolio may pay administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. No Portfolio presently expects to have on loan at any given time securities totaling more than one-third of its net assets. A Portfolio runs the risk that the counterparty to a loan transaction will default on its obligation and that the value of the collateral received may decline before the Portfolio can dispose of it.

Duration

Duration is a measure of the expected life of a fixed income security on a cash flow basis. Duration takes the time intervals over which the interest and principal payments are scheduled and weights each by the present values of the cash to be received at the corresponding future point in time. For any fixed income security with interest payments occurring prior to the payment of principal, duration is always less than maturity. For example, a current coupon bond with a maturity of 3.5 years will have a duration of approximately three years. In general, the lower the stated or coupon rate of interest of a fixed income security, the longer its duration; conversely, the higher the stated or coupon rate of interest of a fixed income security, the shorter its duration.

There may be circumstances under which even duration calculations do not properly reflect the interest rate exposure of a security. For example, floating variable rate securities may have final maturities of ten or more years; however, their interest exposure corresponds to the frequency of the coupon reset. Similarly, many mortgage pass-through securities may have stated final maturities of 30 years, but current prepayment rates are more critical in determining the security's interest rate exposure. In these situations, the Adviser may consider other analytical techniques that incorporate the economic life of a security into its determination of interest rate exposure.

Diversification

Each Portfolio, other than the Western Asset Non-U.S. Fixed Income Portfolio and the Western Asset Global Strategic Income Portfolio, intends to remain diversified, as "diversified" is defined under the 1940 Act. In general, a Portfolio is "diversified" under the 1940 Act if at least 75% of the value of its total assets is represented by (i) cash, cash items, government securities and securities of other investment companies and (ii) securities limited in respect of any one issuer to 5% or less of the value of the total assets of the Portfolio and 10% or less of the outstanding voting securities of such issuer. The value of the shares of a non-diversified Portfolio will be more susceptible to any single economic, political or regulatory vent than shares of a diversified fund.

Portfolio Turnover

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as "portfolio turnover." As a result of a Portfolio's investment policies, under certain market conditions a Portfolio's portfolio turnover rate may be higher than that of other mutual funds. Portfolio turnover generally involves some expense to a Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. These transactions may result in realization of taxable capital gains. Higher portfolio turnover rates, such as those above 100%, are likely to result in higher brokerage commissions or other transactions costs and could give rise to a greater amount of taxable capital gains.

Alternative Investment Strategies

At times a Portfolio's Adviser may judge that conditions in the securities markets make pursuing the Portfolio's typical investment strategy inconsistent with the best interests of its shareholders. At such times, the Adviser may temporarily use alternative strategies, primarily designed to reduce fluctuations in the value of the Portfolio's assets. In implementing these defensive strategies, a Portfolio may invest without limit in securities that the Adviser believes present less risk to a Portfolio, including equity securities, debt and fixed income securities, preferred stocks, U.S. Government and agency obligations, cash or money market instruments, or in other securities the Adviser considers consistent with such defensive strategies, such as, but not limited to, options, futures, warrants or swaps. As a result of these strategies, the Portfolios may invest up to 100% of their assets in securities of U.S. issuers. It is impossible to predict when, or for how long, a Portfolio will use these alternative strategies. As a result of using these alternative strategies, a Portfolio may not achieve its investment objective.

New Investment Products

New types of mortgage-backed and asset-backed securities, derivative instruments and hedging instruments are developed and marketed from time to time. Consistent with its investment limitations, each Portfolio expects to invest in those new types of securities and instruments that its Adviser believes may assist the Portfolio in achieving its investment objective.

Investment Policies

The investment objective of each of the Western Asset Core, the Western Asset Intermediate and the Western Asset Money Market Portfolio are "fundamental." Except for investment policies designated as fundamental in this Prospectus or the SAI, the investment policies described in this Prospectus and in the SAI are not fundamental policies. Changes to fundamental investment policies require shareholder approval; the Directors may change any non-fundamental investment policy without shareholder approval.

Ratings of Debt Obligations

Moody's, S&P and NRSROs are private organizations that provide ratings of the credit quality of debt obligations. A Portfolio may consider these ratings in determining whether to purchase, sell or hold a security. Ratings are not absolute assurances of quality. Consequently, securities with the same maturity, interest rate and rating may have different market prices. Credit rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than the rating indicates.

Valuation of Portfolio Shares

Net asset value of a Portfolio share is determined daily for each class as of the close of regular trading on the Exchange, on every day the Exchange is open, by dividing the value of the total assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding. Pricing will not be done on days when the Exchange is closed. The Exchange currently observes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

As described in the Prospectus, securities for which market quotations are readily available are valued at current market value. Securities traded on an exchange are normally valued at last sale prices. Securities traded on exchanges for which there is no sale on a particular day (including debt securities), are valued at the value determined by reference to pricing services, available broker-dealer quotations, or other approved methods. OTC securities are valued at the last sales price or, if there is no sale on a particular day, by reference to available broker-dealer quotations. Securities with remaining maturities of 60 days or less are valued at amortized cost. Securities and other assets quoted in foreign currencies will be valued in U.S. dollars based on the currency exchange rates prevailing at the time of the valuation. All other securities are valued at fair value as determined by or under the direction of the Board of Directors. The Portfolios may also use fair value pricing instead of market quotations to value securities if, because of special circumstances, the Portfolio believes it would more accurately reflect the price it could realize on a current sale of the securities. Premiums received on the sale of call options are included in the net asset value of each class, and the current market value of options sold by a Portfolio will be subtracted from net assets of each class.

Use of the Amortized Cost Method by the Money Market Portfolios

Western Asset Government Money Market Portfolio and Western Asset Money Market Portfolio attempt to stabilize the value of a share at $1.00. Net asset value will not be calculated on days when the Exchange is closed.

Use of the Amortized Cost Method The Board of Directors has determined that the interests of shareholders are best served by using the amortized cost method for determining the value of portfolio instruments. Under this method, portfolio instruments are valued at the acquisition cost, as adjusted for amortization of premium or accretion of discount, rather than at current market value. The Board of Directors continually assesses the appropriateness of this method of valuation.

The Portfolios' use of the amortized cost method of valuing portfolio instruments depends on its compliance with Rule 2a-7 under the 1940 Act. Under that Rule, the Directors must establish procedures reasonably designed to stabilize the net asset value per share, as computed for purposes of distribution and redemption, at $1.00 per share, taking into account current market conditions and each Portfolio's investment objective.

Monitoring Procedures. The Portfolios' procedures include monitoring the relationship between the amortized cost value per share and the net asset value per share based upon available indications of market value. If there is a difference of more than 0.50% between the two, the Directors will take any steps they consider appropriate (such as shortening the dollar-weighted average portfolio maturity) to minimize any material dilution or other unfair results arising from differences between the two methods of determining net asset value.

Investment Restrictions Rule 2a-7 requires the Portfolios to limit investments to instruments that, (i) in the opinion of the Adviser, present minimal credit risk and (ii) (a) are rated in one of the two highest rating categories by at least two NRSROs (or one, if only one NRSRO has rated the security) or, (b) if unrated, are determined to be of comparable quality by the Adviser, all pursuant to procedures determined by the Board of Directors ("Eligible Securities"). The Portfolios may invest no more than 5% of total assets in securities that are Eligible Securities but have not been rated in the highest short-term ratings category by at least two NRSROs (or by one NRSRO, if only one NRSRO has assigned the obligation a short-term rating) or, if the obligations are unrated, determined by the Adviser to be of comparable quality ("Second Tier Securities"). In addition, the Portfolios will not invest more than 1% of total assets or $1 million (whichever is greater) in the Second Tier Securities of a single issuer. The Rule requires the Portfolios to maintain a dollar-weighted average portfolio maturity appropriate to the objective of maintaining a stable net asset value of $1.00 per share and in any event not more than 90 days. In addition, under the Rule, no instrument with a remaining maturity (as defined in the Rule) of more than 397 days can be purchased by the Portfolios; except that the Portfolios may hold securities with remaining maturities greater than 397 days as collateral for repurchase agreements and other collateralized transactions of short duration. SEC rules permit the Portfolios to treat certain long-term variable or floating rate instruments as having a maturity equal to the time remaining until the next reset of the interest rate or until the principal can be recovered through a demand.

Should the disposition of a portfolio security result in a dollar-weighted average portfolio maturity of more than 90 days, the Portfolios will invest available cash to reduce the average maturity to 90 days or less as soon as reasonably practical.

It is the Portfolios' usual practice to hold portfolio securities to maturity and realize par, unless the Adviser determines that sale or other disposition is appropriate in light of a Portfolio's investment objective. Under the amortized cost method of valuation, neither the amount of daily income nor the net asset value is affected by any unrealized appreciation or depreciation of the portfolio.

In periods of declining interest rates, the indicated daily yield on shares of the Portfolios, computed by dividing the annualized daily income on a Portfolio's investment portfolio by the net asset value computed as above, may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates.

In periods of rising interest rates, the indicated daily yield on shares of the Portfolios computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

Management of the Portfolios

Directors and Officers

The Corporation's officers are responsible for the operation of the Corporation under the direction of its Board of Directors. The officers and Directors of the Corporation and their principal occupations during the past five years are set forth below. An asterisk (*) indicates Interested Directors.

Directors and Officers: Western Asset Funds, Inc.

The address of each officer and Director of Western Asset Funds, Inc. is 117 East Colorado Blvd., Pasadena, CA 91105.

William G. McGagh, 71 (1,4), Chairman of the Board and Director; Consultant, McGagh Associates (corporate financial consulting), January 1989 to present; Director of Pacific American Income Shares, Inc. (closed-end investment company). Formerly: Senior Vice President, Chief Financial Officer and Director of Northrop Grumman Corporation (military aircraft).

*Ronald L. Olson, 59 (5), Director; Senior Partner, Munger, Tolles & Olson (a law partnership); Director of Pacific American Income Shares, Inc., Edison International, Rand Corporation and Berkshire Hathaway, Inc.

Louis A. Simpson, 64 (1,2,3,4), Director; President and CEO Capital Operations of Government Employees Insurance Company (GEICO Corporation) since May 1993; Vice Chairman of GEICO (1985 to 1993); Senior Vice President and Chief Investment Officer of GEICO (1979 to1985). Director of Pacific American Income Shares, Inc., Potomac Electric Power Company, MediaOne Group, Inc. and Science Applications International Corporation (SAIC). Formerly: President and CEO of Western Asset.

Ronald J. Arnault, 57 (1,2), Director; President of RJA Consultants (energy industry financial consulting); Member, Board of Governors of The Music Center of Los Angeles, the Center Theatre Group and Occidental College; Director of Pacific American Income Shares, Inc. Formerly: Executive Vice President, Chief Financial Officer and Director of ARCO.

William E. B. Siart, 54 (2,3,4), Director; Chairman of the Board, Walt Disney Concert Hall I, Inc. (since 1998); Chairman of the Board of Excellent Education Development (EXED LLC), 2000 to present; President and Chief Executive Officer of EXED LLC (1998 to 2000); Member of the Board of Trustees of the University of Southern California; Board of Directors of the Performing Arts Center of Los Angeles County; Director of the Los Angeles Philharmonic; Director of Pacific American Income Shares, Inc. Formerly: Chairman (1995 to 1996), Chief Executive Officer (1995 to 1996), President (1990 to 1996) of First Interstate Bancorp.

John E. Bryson, 57 (3,4), Director; Chairman and Chief Executive Officer of Edison International (since October 1990); Director of Pacific American Income Shares, Inc., The Boeing Company, The Walt Disney Company, the W.M. Keck Foundation, and a trustee of Stanford University. Formerly: Chairman and Chief Executive Officer of Southern California Edison Company (1990 to 1999).

Anita L. DeFrantz, 48 (2), Director; President of the Amateur Athletic Foundation of Los Angeles, (since 1987); President of Kids in Sports, (since
1994); Vice President of the International Olympic Committee, (since 1997); and Vice President, FISA, the International Rowing Federation, (since 1993). Also, a Director of Pacific American Income Shares, Inc., and a board member of the Amateur Athletic Foundation of Los Angeles, (since 1987), International Olympic Committee, (since 1986), and the United States Olympic Committee Executive Board, (since 1977), and National Museum of American History, (since 1999).

*Edward A. Taber III, 57 (1), Director; Senior Executive Vice President and Head of Asset Management, Legg Mason, Inc.; Senior Executive Vice President of Legg Mason; Chairman and Director of LM Institutional Advisors, Inc.; Director of Legg Mason Fund Adviser, Inc., Legg Mason Funds Management, Inc., Western Asset, WAML, Bartlett & Co., Batterymarch Financial Management, Inc., Gray, Seifert & Co., Inc., and GSH & Co., Inc. President and/or Director/Trustee of Legg Mason Charles Street Trust, Inc. and all Legg Mason retail funds except Legg Mason Tax Exempt Trust. Formerly: Director and Head of Taxable Fixed Income Division, T. Rowe Price Associates (1973 to 1992).

James W. Hirschmann, III, 40, President; Director, President and Chief Executive Officer, Western Asset, March 1999 to present; Director of Marketing, Western Asset, April 1989 to 1999; Director of Marketing, Arroyo Seco, Inc. Member, Board of Directors of Independent Colleges and Universities; Member, Board of Trustees of Widener College. Formerly: Vice President and Director of Marketing, Financial Trust Corporation (bank holding company), 1988 to 1989; Vice President of Marketing, Atalanta/Sosnoff Capital (investment management company), 1986 to 1988.

Kristin M. Coons, 31, Vice President; Managing Director, Client Services of Legg Mason Institutional Funds, 1998 to present. Formerly: Client Service Executive with Western Asset Management Company, 1996 to 1998; Portfolio Manger with Payden & Rygel Investment Counsel, 1994 to 1996 and Fixed Income Trader, 1992 to 1994.

Mary Ann Cleary 40, Vice President; Compliance Officer, Western Asset, 1991 to present. Formerly: Funds Administrator of Citibank N.A., 1989 to 1991; and Registered Sales Assistant for Alex Brown & Sons, 1983 to 1989.

Carl L. Eichstaedt, 41, Vice President; Portfolio Manager of Western Asset, 1994 to present. Formerly: Senior Partner, Portfolio Manager of Harris Investment Management, 1993 to 1994; Portfolio Manager of Pacific Investment Management Company, 1992 to 1993; Director Fixed Income of Security Pacific Investment Managers, 1990 to 1992; and Vice President of Chemical Securities, Inc., 1986 to 1990.

Keith J. Gardner, 44, Vice President; Portfolio Manager of Western Asset, 1994 to present. Formerly: Senior Portfolio Manager of Legg Mason, Inc., 1992 to 1994; Portfolio Manager of T. Rowe Price Associates, Inc., 1985 to 1992.

Scott F. Grannis, 52, Vice President; Director, Economist, Western Asset, 1989 to present; Director, Supershares Services Corp. (investment company services).
Formerly: Vice-President, Leland O'Brien Rubinstein (investment advisory firm), 1986 to 1989; Senior Economist, Claremont Economics Institute, 1980 to 1986.

Ilene S. Harker, 46, Vice President; Director, Compliance and Controls, Western Asset, 1978 to present; Vice President, Pacific American Income Shares, Inc., since April 1996; Director, Chief Executive Officer, Secretary and Director of Training & Compliance, Arroyo Seco, Inc. Formerly: Assistant Secretary of the Corporation and Secretary of Pacific American Income Shares, Inc., 1993 to 1996.

Randolph L. Kohn, 54, Vice President; Director, Global Client Services, Western Asset, 1984 to present; Chairman, Director of Client Services, Arroyo Seco, Inc.
Formerly: Director of Marketing, American Express Asset Management, 1982 to 1984; Director of Marketing, First Asset Management, 1979 to 1982.

S. Kenneth Leech, 47, Vice President; Director and Chief Investment Officer, Western Asset, 1990 to present. Formerly: Senior Trader of Greenwich Capital, 1988 to 1990; Fixed Income Manager of The First Boston Corporation (holding company; stock and bond dealers), 1985 to 1987; Portfolio Manager of National Bank of Detroit, 1977 to 1980.

Edward A. Moody, 51, Vice President; Director, Portfolio Manager, Western Asset, 1985 to present. Formerly: Portfolio Manager of National Bank of Detroit, 1976 to 1985.

Susanne D. Wilson 39, Vice President; Vice President of Legg Mason Institutional Funds, 1998 to present. Formerly: Manager of Legg Mason mutual fund operations, 1989 to 1998; Retirement Specialist for T. Rowe Price Associates, 1983 to 1989.

Michael B.  Zelouf 38,  Vice  President;  Director,  International  Investments,
Western  Asset,   1989  to  present;   Formerly:   Portfolio   Manager  of  Fuji
International Finance Ltd., 1987 to 1989.

Marie K. Karpinski, 52, Vice President and Treasurer; Vice President and Treasurer of all Legg Mason retail funds (open-end investment companies), 1986 to present; Vice President and Treasurer of Legg Mason Charles Street Trust, Inc. ; Assistant Treasurer of Pacific American Income Shares, Inc. (closed-end investment company), 1988 to present; Vice President and Treasurer of LM Institutional Advisors, Inc.; Vice President of Legg Mason, 1992 to present; Assistant Vice President of Legg Mason, 1989 to 1992.

Steven T. Saruwatari, 35, Assistant Treasurer; Senior Financial Officer, Western Asset, 1994 to present, Chief Financial Officer, Arroyo Seco, Inc. Formerly:
Controller-Finance for LaSalle Paper Company/Spicers Paper, Inc. (distributor of fine printing papers), 1991 to 1994; and Senior Auditor for Coopers & Lybrand (international public accounting firm), 1988 to 1991.

Stephen A. Walsh, 42, Vice President; Director of Portfolio Management, Western Asset, 1991 to present. Formerly: Portfolio Manager and Trader of Security Pacific Investment Managers, Inc. (investment management company), 1989 to 1991; Portfolio Manager of Atlantic Richfield Company, 1981 to 1988.

Lisa G. Hathaway, 38, Secretary; Senior Compliance Officer, Western Asset; Member of the Board of Directors of Southern California Dollars for Scholars.
Formerly: Assistant Vice President, Fund Business Management, Capital Research and Management Company (an investment management firm), 1990 to 1999.

(1) Member of the Executive Committee of the Board. When the full Board is not in session, the Executive Committee may exercise all the powers held by the Board in the management of the business and affairs of the Corporation that may be lawfully exercised by the full Board, except the power to declare a dividend, to authorize the issuance of stock, to recommend to stockholders any matter requiring stockholders' approval, to amend the By-Laws, or to approve any merger or share exchange which does not require shareholder approval.

(2) Member of the Audit Committee of the Board. The Audit Committee meets with the Corporation's independent accountants to review the financial statements of the Corporation, the arrangements for special and annual audits, the adequacy of internal controls, the Corporation's periodic reporting process, material contracts entered into by the Corporation, the services provided by the accountants, any proposed changes in accounting practices or principles, the independence of the accountants and reports on such matters to the Board.

(3) Member of the Nominating Committee of the Board. The Nominating Committee is responsible for the selection and nomination of those Directors who are not Interested Directors.

(4) Member of the Compensation Committee of the Board. The Compensation Committee is responsible for determining the compensation of those Directors who are not Interested Directors.

(5) Mr. Olson may be deemed an interested person because the law firm in which he is a partner has provided certain services to the Corporation and Western Asset.

Officers and Directors of the Corporation who are affiliated persons of the Manager, the Advisers or Legg Mason receive no salary or fees from the Corporation. Each Independent Director of the Corporation receives a fee of $12,000 annually for serving as a Director, and a fee of $500 and related expenses per Portfolio for each meeting of the Board of Directors attended by them. The Chairman of the Board receives an additional $5,000 per year for serving in that capacity.

The following table provides certain information relating to the compensation of the Corporation's Directors and senior executive officers for the fiscal year ended March 31, 2001.

                                             Total       Aggregate Compensation
                                      Compensation         from the Corporation
                                          from the                  and Complex
Name of Person and Position           Corporation*          Paid to Directors**
-------------------------------------------------------------------------------
William G. McGagh - Chairman
  of the Board and Director                $25,000                      $34,375
Ronald J. Arnault - Director               $21,500                      $29,000
Ronald L. Olson - Director                 $20,000                      $27,500
Louis A. Simpson - Director                $21,500                      $29,000
William E. B. Siart - Director             $21,500                      $29,500
John E. Bryson - Director                  $20,000                      $27,500
Anita L. DeFrantz - Director               $21,500                      $29,500

*Represents fees paid to each person during the fiscal year ended March 31, 2001.

**Represents aggregate compensation paid to each person during the calendar year ended December 31, 2000, for serving as a Director of the Corporation and of a closed-end investment company advised by Western Asset. Legg Mason Charles Street Trust, Inc., an open-end investment company, was part of the Corporation Complex until April 27, 2001.

Manager

The Manager, a wholly owned subsidiary of Legg Mason, Inc., a financial services holding company, serves as investment manager to the Portfolios of the Corporation under separate Investment Management Agreements dated May 26, 1998, between the Manager and the Corporation (the "Management Agreement") (other than the agreement for the Western Asset Inflation Indexed Bond Portfolio, which is dated July 28, 2000).

Under the Management Agreement, the Manager is responsible, subject to the general supervision of the Corporation's Board of Directors, for the actual management of the Corporation's assets, including the responsibility for making decisions and placing orders to buy, sell or hold a particular security, consistent with the investment objectives and policies described in the Prospectus and this Statement of Additional Information. The Manager also is responsible for the compensation of Directors and officers of the Corporation who are employees of the Manager or its affiliates. The Manager receives for its services a fee as described in the Prospectus. As noted below, the Manager has delegated responsibility for the selection of the Corporation's investments to the Advisers.

Each Portfolio pays all of its other expenses that are not assumed by the Manager. These expenses include, among others, expenses of preparing and printing prospectuses, statements of additional information, proxy statements and reports and of distributing them to existing shareholders, custodian charges, transfer agency fees, organizational expenses, compensation of the Directors who are not "interested persons" of the Manager, or its affiliates, as that term is defined in the 1940 Act, legal and audit expenses, insurance expenses, expenses of registering and qualifying shares of the Portfolios for sale under federal and state law, Rule 12b-1 fees, governmental fees, expenses incurred in connection with membership in investment company organizations, interest expense, taxes and brokerage fees and commissions. The Portfolios also are liable for such nonrecurring expenses as may arise, including litigation to which a Portfolio or the Corporation may be a party. The Corporation may also have an obligation to indemnify its Directors and officers with respect to litigation.

Under the Management Agreement, the Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolios in connection with the performance of the Management Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations or duties thereunder.

The Management Agreement terminates automatically upon assignment and is terminable with respect to any Portfolio at any time without penalty by vote of the Corporation's Board of Directors, by vote of a majority of that Portfolio's outstanding voting securities, or by the Manager, on not less than 60 days' notice to the Corporation, and may be terminated immediately upon the mutual written consent of the Manager and the Corporation.

For Western Asset Core and Western Asset Core Plus Portfolios, the management fee is 0.45% of the first $500 million of average net assets, 0.425% of the next $500 million of average net assets and 0.40% of the average net assets over $1 billion.

For the Western Asset Core Portfolio, the Manager received $3,139,000 (prior to fees waived of $220,000), $3,054,000 (prior to fees waived of $100,000) and $3,113,000 for the fiscal years ended March 31, 2001, 2000 and 1999, respectively. For the Western Asset Intermediate Portfolio, the Manager received $1,619,000 (prior to fees waived of $81,000), $1,272,000 (prior to fees waived of $95,000) and $1,355,000 (prior to fees waived of $101,000) for the fiscal years ended March 31, 2001, 2000 and 1999, respectively. For the Western Asset Core Plus Portfolio, the Manager received $1,422,000 (prior to fees waived of $353,000), $760,000 (prior to fees waived of $253,000) and $286,000 (prior to fees waived of $95,000), for the fiscal years ended March 31, 2001 and 2000, and the initial period ended March 31, 1999, respectively. For the Western Asset Non-U.S. Fixed Income Portfolio, the Manager received $311,000 (prior to fees waived of $210,000), $306,000 (prior to fees waived of $188,000) for the fiscal years ended March 31, 2001 and 2000, respectively, and $191,000 (prior to fees waived of $127,000) for the initial period ended March 31, 1999. For the Western Asset Inflation Indexed Bond Portfolio, the Manager received $2,000 (prior to fees waived of $2,000) for the initial period ended March 31, 2001.

Advisers

Western Asset. Western Asset, a wholly owned subsidiary of Legg Mason, Inc., serves as Adviser to the Western Asset Enhanced Equity Portfolio, the Western Asset Money Market Portfolio, the Western Asset Government Money Market Portfolio, the Western Asset Inflation Indexed Bond Portfolio, the Western Asset Intermediate Portfolio, the Western Asset Intermediate Plus Portfolio (U.S. portion), the Western Asset Core Portfolio, the Western Asset Core Plus Portfolio (U.S. portion), the Western Asset High Yield Portfolio, and the Western Asset Global Strategic Income Portfolio (U.S. portion) under separate Investment Advisory Agreements between Western Asset and the Manager (collectively, the "Western Asset Advisory Agreement").

Under the Western Asset Advisory Agreement, Western Asset is responsible, subject to the general supervision of the Corporation's Board of Directors and the Manager, for the actual management of the Portfolios' assets, including the responsibility for making decisions and placing orders to buy, sell or hold a particular security, consistent with the investment objectives and policies described in the Prospectus and this Statement of Additional Information. Western Asset receives from the Manager for its services an advisory fee as described in the Prospectus.

Under the Western Asset Advisory Agreement, Western Asset will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolios in connection with the performance of the Western Asset Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations or duties thereunder.

The Western Asset Advisory Agreement terminates automatically upon assignment and is terminable with respect to any Portfolio at any time without penalty by vote of the Corporation's Board of Directors, by vote of a majority of that

Portfolio's outstanding voting securities, or by Western Asset, on not less than 60 days' notice, and may be terminated immediately upon the mutual written consent of the parties.

WAML. WAML, a wholly owned subsidiary of Legg Mason, Inc., serves as Adviser to the Western Asset Non-U.S. Fixed Income Portfolio, and to the non-U.S. portion of the Western Asset Intermediate Plus Portfolio, the Western Asset Core Plus Portfolio and the Western Asset Global Strategic Income Portfolio under separate Investment Advisory Agreements dated December 29, 1999, between the Manager and WAML (collectively, the "WAML Advisory Agreement").

Under the WAML Advisory Agreement, WAML is responsible, subject to the general supervision of the Corporation's Board of Directors and the Manager, for the actual management of the Portfolio's assets, including the responsibility for making decisions and placing orders to buy, sell or hold a particular security, consistent with the investment objective and policies described in the
Prospectus and this Statement of Additional Information. WAML also is responsible for the compensation of Directors and officers of the Corporation who are employees of WAML or its affiliates. WAML receives from the Manager for its services to the Portfolio an advisory fee as described in the Prospectus.

Under the WAML Advisory Agreement, WAML will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with the performance of the WAML Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations or duties thereunder.

The WAML Advisory Agreement terminates automatically upon assignment and is terminable at any time without penalty by vote of the Corporation's Board of Directors, by vote of a majority of the Portfolio's outstanding voting securities, or by WAML, on not less than 60 days' notice, and may be terminated immediately upon the mutual written consent of the parties.

Distributors

Legg Mason, 100 Light Street, P.O. Box 1476, Baltimore, MD 21203-1476, acts as a distributor of the shares of Western Asset Funds, Inc. pursuant to an Underwriting Agreement with the Corporation dated August 24, 1990, and amended May 26, 1998 (the "Underwriting Agreement").

Legg Mason is not obligated to sell any specific amount of Corporation shares and receives no compensation pursuant to the Underwriting Agreement. Except as noted in the Prospectus, the Corporation's shares are distributed in a continuous offering. The Underwriting Agreement is terminable with respect to any Portfolio without penalty, at any time, by vote of a majority of the Corporation's Independent Directors, or by vote of the holders of a majority of the shares of that Portfolio, or by Legg Mason upon 60 days' notice to the Corporation.

Legg Mason pays certain expenses in connection with the offering of shares of each Portfolio, including any compensation to its financial advisors, the printing and distribution of prospectuses, SAIs and periodic reports used in connection with the offering to prospective investors, and expenses relating to any supplementary sales literature or advertising. The Portfolios bear the expenses of preparing, setting in type and mailing the prospectuses, SAIs and periodic reports to existing shareholders.

The Corporation has adopted a Plan for each Portfolio which, among other things, permits the Corporation to pay Legg Mason fees for its services related to sales and distribution of Financial Intermediary Class shares and the provision of ongoing services to Financial Intermediary Class shareholders by Legg Mason or other parties. Payments are made only from assets attributable to Financial Intermediary Class shares. Under the Plan, the aggregate fees may not exceed an annual rate of 0.40% (currently limited to 0.25%) of each Portfolio's average daily net assets attributable to Financial Intermediary Class shares. Fees for the Western Asset Money Market Portfolio and the Western Asset Government Money Market Portfolio are additionally currently limited to the annual rate of 0.10% of average daily net assets attributable to Financial Intermediary Class shares. Distribution activities for which such payments may be made include, but are not limited to, compensation to persons who engage in or support distribution and redemption of shares, printing of prospectuses and reports for persons other than existing shareholders, advertising, preparation and distribution of sales literature, overhead, travel and telephone expenses, all with respect to Financial Intermediary Class shares only. Legg Mason may pay all or a portion of the fee to its investment executives.

The Plan will continue in effect only so long as it is approved at least annually by the vote of a majority of the Board of Directors, including a majority of the 12b-1 Directors, cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be terminated by a vote of a majority of the 12b-1 Directors or by a vote of a majority of the outstanding voting securities of the Financial Intermediary Class shares. Any change in the Plan that would materially increase the distribution cost to a Portfolio requires shareholder approval; otherwise, the Plan may be amended by the Directors, including a majority of the 12b-1 Directors, as previously described.

In accordance with Rule 12b-1, the Plan provides that Legg Mason will submit to the Corporation's Board of Directors, and the Directors will review, at least quarterly, a written report of any amounts expended pursuant to the Plan and the purposes for which expenditures were made. In addition, as long as the Plan is in effect, the selection and nomination of the Independent Directors will be committed to the discretion of such Independent Directors.

There are certain anticipated benefits to shareholders of the Corporation that may result from the Plan. For example, the payment of service fees will provide an incentive to maintain and enhance the level of services provided to each Portfolio's Financial Intermediary shareholders. These efforts, in turn, could lead to increased sales and reduced redemptions, eventually enabling each Portfolio to achieve economies of scale and lower per share operating expenses. Any reduction in such expenses would serve to offset, at least in part, the additional expenses incurred by each Portfolio in connection with its Plan. Furthermore, the investment management of each Portfolio could be enhanced, as net inflows of cash from new sales might enable its portfolio manager to take advantage of attractive investment opportunities, and reduced redemptions could eliminate the potential need to liquidate attractive securities positions in order to raise the funds necessary to meet the redemption requests.

Those persons listed in "Management of the Portfolios - Directors and Officers" as holding positions with Legg Mason may be deemed to have an interest in the operation of the Plan. No director of the Corporation who is not an interested person of the Corporation has an interest in the operation of the Plan.

For the fiscal year ended March 31, 2001, the Western Asset Intermediate Portfolio, Western Asset Core Portfolio, Western Asset Inflation Indexed Bond Portfolio, Western Asset Core Plus Portfolio and Western Asset Non-U.S. Fixed Income Portfolio paid Legg Mason $0, $4,000, $0, $0 and $0, respectively, in distribution and service fees under the Plan from assets attributable to Financial Intermediary Class shares. The Plan pays a fixed fee rate to Legg Mason each month. Legg Mason, in turn, generally uses the entire amount of this compensation to pay distribution expenses, including amounts paid to third parties.

During the year ended March 31, 2001, Legg Mason incurred the following expenses with respect to Financial Intermediary Class shares:

                                                                      Non-U.S.
                                                             Core        Fixed
Expense                      Intermediate        Core        Plus       Income
------------------------------------------------------------------------------
Advertising                            --          --          --          --
Printing and mailing prospectuses
     to prospective shareholders       --          --          --          --
Compensation to underwriters           --          --          --          --
Compensation to broker-dealers         --      $4,403          --          --
Compensation to sales personnel        --          --          --          --
Interest, carrying or other
     financial charges                 --          --          --          --
Other                                  --          --          --          --
Total Expenses                         --      $4,403          --          --

Arroyo Seco, Inc. ("Arroyo Seco"), 117 East Colorado Boulevard, Pasadena, CA 91105, a wholly owned subsidiary of Western Asset, is also authorized to offer the shares of Western Asset Funds, Inc. for sale to its customers pursuant to an Agreement dated May 26, 1998.

The Corporation makes no payments to Arroyo Seco in connection with the offer or sale of the Corporation's shares, and Arroyo Seco does not collect any commissions or other fees from customers in connection with the offer or sale of the Corporation's shares. Arroyo Seco is not obligated to sell any specific amount of Corporation shares. The Agreement is terminable without penalty, at any time, by vote of a majority of the Corporation's Directors, a majority of the Corporation's Independent Directors, or a majority of the Corporation's outstanding shares, or by Arroyo Seco upon 60 days' notice to the Corporation.

Purchases and Redemptions

The Corporation reserves the right to modify the mail, telephone or wire redemption services or to terminate the telephone or wire redemption services described in the Prospectus at any time without prior notice to shareholders. The Corporation also reserves the right to suspend or postpone redemptions (1) for any period during which the Exchange is closed (other than for customary weekend and holiday closings), (2) when trading in markets the Corporation normally utilizes is restricted or an emergency, as defined by rules and regulations of the SEC, exists, making disposal of the Corporation's investments or determination of its net asset value not reasonably practicable, or (3) for such other periods as the SEC by regulation or order may permit for the protection of the Corporation's shareholders. In the case of any such suspension, an investor may either withdraw the request for redemption or receive payment based upon the net asset value next determined after the suspension is lifted.

In consideration of the best interests of the remaining shareholders, the Corporation reserves the right to pay any redemption price in whole or in part by a distribution in kind of readily marketable securities held by a Portfolio in lieu of cash. If shares are redeemed in kind, however, the redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received in the distribution.

Exchange Privilege

Shareholders in any of the Portfolios are entitled to exchange their shares for shares of the other Portfolios of the Corporation, provided that such shares are eligible for sale in the shareholder's state of residence, and are being offered at the time.

When a shareholder decides to exchange shares of a Portfolio, the Corporation's transfer agent will redeem shares of the Portfolio and invest the proceeds in shares of the Portfolio selected. Redemptions of shares of the Portfolio will be made at their net asset value determined on the same day that the request is received in proper order, if received before the close of regular trading on the Exchange. If the request is received by the transfer agent after such close of regular trading, shares will be redeemed at their net asset value determined as of the close of the Exchange on the next day the Exchange is open.

There is no charge for the exchange privilege and no sales charge imposed on an exchange, but the Portfolios reserve the right to modify or terminate the exchange privilege at any time. For more information concerning the exchange privilege, or to make an exchange, please contact the Legg Mason Institutional Funds.

Portfolio Transactions and Brokerage

Under the various Management Agreements and Advisory Agreements, the Manager and the Advisers are responsible for the execution of the Portfolios' transactions. Each Portfolio's Adviser places all orders for the purchase and the sale of portfolio investments with brokers or dealers selected by it in its discretion. Transactions on stock exchanges and other agency transactions involve the payment by the Portfolio of brokerage commissions. There is generally no stated commission in the case of securities, such as U.S. Government securities, traded in the over-the-counter markets, but the price paid by the Corporation usually includes an undisclosed dealer commission or markup. In selecting brokers or dealers, the Advisers must seek the most favorable price (including the applicable dealer spread) and execution for such transactions, subject to the possible payment as described below of higher brokerage commissions or spreads to brokers or dealers who provide research and analysis. The Portfolios may not always pay the lowest commission or spread available. Rather, in placing orders on behalf of the Portfolios, the Advisers will also take into account such factors as size of the order, difficulty of execution, efficiency of the executing broker's or dealer's facilities (including the services described below) and any risk assumed by the executing broker or dealer.

Consistent with the policy of obtaining most favorable price and execution, an Adviser may give consideration to research, statistical and other services furnished by brokers or dealers to the Adviser for its use, may place orders with brokers or dealers who provide supplemental investment and market research and securities and economic analysis, and may pay to those brokers or dealers a higher brokerage commission or spread than may be charged by other brokers or dealers. Such research, analysis and other services may be useful to an Adviser in connection with services to clients other than the Portfolios. An Adviser's fee is not reduced by reason of its receiving such brokerage and research services.

The Adviser may also consider sales of shares of the Portfolio (or other portfolios or other funds managed by it or its affiliates, to the extent permitted by applicable law) in selecting broker-dealers to execute Portfolio transactions. The Portfolios may use Legg Mason, among others, as broker for agency transactions in listed and over-the-counter securities at commission rates and under circumstances consistent with the policy of best execution. In the prior three fiscal years, the Portfolios did not use Legg Mason as a broker.

Some securities considered by an Adviser for purchase by a Portfolio may also be appropriate for other clients served by the Adviser. To the extent the Portfolio and such other clients purchase the same security, transactions in such security will be allocated among the Portfolio and such other clients in a manner considered fair and reasonable by the Adviser.

The Portfolios may not buy securities from, or sell securities to, an Adviser or its affiliated persons as principal, except as permitted by the rules and regulations of the SEC. Subject to certain conditions, the Portfolios may purchase securities that are offered in underwritings in which an affiliate of an Adviser is a participant, although the Portfolios may not make such purchases directly from such affiliate.

The Advisers will select brokers to execute portfolio transactions. In the over-the-counter market, the Portfolios generally will deal with responsible primary market makers unless a more favorable execution can otherwise be obtained.

Investment decisions for the Portfolios are made independently from those of other funds and accounts advised by the Advisers. However, the same security may be held in the portfolios of more than one fund or account. When two or more accounts simultaneously engage in the purchase or sale of the same security, the prices and amounts will be equitably allocated to each account. In some cases, this procedure may adversely affect the price or quantity of the security available to a particular account. In other cases, however, an account's ability to participate in larger volume transactions may produce better executions and prices. Brokerage commissions paid on transactions were as follows: for the fiscal years ended March 31, 2001, 2000 and 1999, the Western Asset Core Portfolio paid $309,813, $329,139, and $514,272, respectively, the Western Asset Intermediate Portfolio paid $47,848, $89,558, and $154,935, respectively; the Western Asset Core Plus Portfolio paid $246,227, $111,558 and $33,953, respectively, and the Western Asset Non-U.S. Fixed Income Portfolio paid $17,171, $1,890 and $1,717, respectively. No brokerage commissions were paid by any Portfolio to affiliated persons.

Codes of Ethics

The Corporation, the Manager, Legg Mason, Arroyo Seco, Western Asset and WAML have adopted codes of ethics under Rule 17j-1 of the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Corporation.

Additional Tax Information

General Requirements for "Pass-through" Treatment

In order to qualify or continue to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Code, each Portfolio must distribute annually to its shareholders at least 90% of its investment company taxable income (consisting generally of net investment income and net short-term capital gain, if any) and must meet several additional requirements. With respect to each Portfolio, these requirements include the following: (1) the Portfolio must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or other income (including but not limited to gains from options or futures) derived with respect to its business of investing in securities; (2) at the close of each quarter of the Portfolio's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Portfolio's total assets and not more than 10% of the outstanding voting securities of such issuer; and (3) at the close of each quarter of the Portfolio's taxable year, not more than 25% of its total assets may be invested in securities (other than U.S. Government securities and securities of other regulated investment companies) of any one issuer and two or more issuers which the Portfolio controls and which are engaged in the same, similar or related trades or businesses. By so qualifying, each Portfolio will not be subject to federal income taxes to the extent that its net investment income, net realized short-term capital gains and net realized long-term capital gains are distributed to shareholders.

If a Portfolio failed to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Portfolio would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a regulated investment company that is accorded special tax treatment.

If a Portfolio fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if the Portfolio is permitted or so elects), plus any retained amount from the prior year, the Portfolio will be subject to a 4% excise tax on the undistributed amounts. A distribution declared by a Portfolio in October, November or December of any year and payable to shareholders of record on a date in such months will be deemed to have been paid by the Portfolio and received by the shareholders on December 31 if the distribution is paid by the Portfolio during the following January. Such a distribution, therefore, will be taxable to shareholders for the year in which that December 31 falls. Each Portfolio intends generally to make distributions sufficient to avoid imposition of the 4% excise tax.

Original Issue Discount

A Portfolio may purchase debt securities issued with original issue discount. Original issue discount that accrues in a taxable year will be treated as income earned by the Portfolio and therefore an equivalent amount must be distributed to satisfy the distribution requirement and avoid imposition of the 4% excise tax. Periodic adjustments for inflation in the principal value of inflation-indexed bonds also may give rise to original issue discount which is includible in the Portfolio's gross income on a current basis. Because the original issue discount earned by a Portfolio in a taxable year may not be represented by cash income, the Portfolio may have to dispose of other securities and use the proceeds thereof to make distributions in amounts necessary to satisfy those distribution requirements. A Portfolio may realize capital gains or losses from such dispositions, which would increase or decrease the Portfolio's investment company taxable income and/or net capital gain. In the event the Portfolio realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

Miscellaneous

Dividends and distributions on a Portfolio's shares are generally subject to federal income tax as described in the Prospectus to the extent they do not exceed the Portfolio's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when a Portfolio's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when a Portfolio's net asset value also reflects unrealized losses.

If a Portfolio makes a distribution to its shareholders in excess of its current and accumulated "earnings and profits" in any taxable year, the excess distribution will be treated as a return of capital to the extent of a shareholder's tax basis in his or her shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder's tax basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of shares by such shareholder.

If a Portfolio invests in shares of preferred stock or otherwise holds dividend-paying securities as a result of exercising a conversion privilege, a portion of the dividends from the Portfolio's investment company taxable income (whether paid in cash or reinvested in additional shares) may be eligible for the dividends-received deduction allowed to corporations that meet certain holding period requirements. The eligible portion may not exceed the aggregate dividends received by the Portfolio from U.S. corporations; however, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the alternative minimum tax.

Upon the disposition of shares of a Portfolio (whether by redemption, sale or exchange), a shareholder will realize gain or loss. Such gain or loss will be capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term or short-term generally depending upon the shareholder's holding period for the shares. Long-term capital gains will generally be taxed at a federal income tax rate of 20% to non-corporate shareholders. For taxable years beginning after December 31, 2000, the maximum capital gain tax rates for capital assets (including Portfolio shares) held by a non-corporate shareholder for more than 5 years will be 8% and 18% (rather than 10% and 20%). The 18% rate applies only to assets the holding period for which begins after December 31, 2000 (including by way of an election to mark the assets to the market, and to pay the tax on any gain thereon, as of January 2,
2001). The mark-to-market election may be disadvantageous from the federal tax perspective, and shareholders should consult their tax advisers before making such an election. If shares of any Portfolio are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. All or a portion of any loss realized upon a taxable disposition of Portfolio shares will be disallowed if other shares of the same Portfolio are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

To the extent distributions consist of interest from securities of the U.S. Government and certain of its agencies and instrumentalities, they may be exempt from state and local income taxes. Interest from obligations that are merely guaranteed by the U.S. Government or one of its agencies, such as mortgage participation certificates guaranteed by GNMA, generally is not entitled to this exemption. Although there is no assurance that any such state and local exemptions will be available, shareholders will be advised of the portion of Portfolio distributions that might qualify for such an exemption.

Dividends and interest received by a Portfolio, and gains realized by a Portfolio on foreign securities, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the Portfolio's securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and foreign countries generally do not impose taxes on capital gains in respect of investments by foreign investors.

To the extent such investments are permissible for a Portfolio, the Portfolio's transactions in options, futures contracts, hedging transactions, forward contracts, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Portfolio, defer losses to the Portfolio, cause adjustments in the holding periods of the Portfolio's securities, convert long-term capital gains into short-term capital gains and covert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

If, at the end of a Portfolio's fiscal year, more than 50% of the value of its total assets represents securities of foreign corporations, the Portfolio may make an election to treat any foreign taxes paid by it as paid by its shareholders. In this case, shareholders who are U.S. citizens, U.S. corporations and, in some cases, U.S. residents generally will be required to include in U.S. taxable income their pro rata share of such taxes, but may then generally be entitled to claim a foreign tax credit or deduction (but not both) for their share of such taxes. A shareholder's ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by a Portfolio may be subject to certain limitations (including a holding period requirement, applicable to both a Portfolio and its shareholders, imposed by the Code).

A Portfolio's transactions in foreign currencies and hedging activities may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in value of the foreign currency concerned. In addition, such activities will likely produce a difference between book income and taxable income. This difference may cause a portion of a Portfolio's income distributions to constitute a return of capital for tax purposes or require a Portfolio to make distributions exceeding book income to qualify as a regulated investment company for tax purposes.

Investment in an entity that qualifies as a "passive foreign investment company" under the Code could subject a Portfolio to a U.S. federal income tax or other charge on certain "excess distributions" with respect to the investment, and on the proceeds from disposition of the investment. A Portfolio may make an election to mark the gains (and, to a limited extent, losses) in such investments "to the market" as though it had sold and repurchased its holdings in those passive foreign investment companies on the last day of the Portfolio's taxable year.

A Portfolio generally is required to withhold and remit to U.S. Treasury 31% of the taxable dividends and other distributions paid to any individual shareholder who fails to furnish the Portfolio with a correct taxpayer identification number
(TIN), who has under-reported dividends or interest income, or who fails to certify to the Portfolio that he or she is not subject to such withholding. Recently enacted tax legislation reduces the backup withholding tax rate to (i) 30.5% for amounts paid after August 6, 2001 through the end of 2001, (ii) 30% for amounts paid during 2002 and 2003, (iii) 29% for amounts paid during 2004 and 2005, and (iv) 28 percent for amounts paid during 2006 through 2010. The backup withholding rate reductions will expire and the backup withholding rate will return to 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise.

Regulations generally effective for payments made after December 31, 2000, affect the application to foreign investors of the back-up withholding and withholding tax rules. The new rules generally increase the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the back-up withholding tax, and exemption from, or a reduced rate of, U.S. withholding tax under income tax treaties. Foreign investors should consult their tax advisers with respect to the potential application of these regulations.

Other Information

Western Asset Funds, Inc. was incorporated in Maryland on May 16, 1990. Prior to May 31, 2001, Western Asset Funds, Inc. was known as "LM Institutional Fund Advisors I, Inc." and prior to May 29, 1998, was known as "Western Asset Trust, Inc." Each Portfolio is an open-end, diversified investment management company, except for Western Asset Non-U.S. Fixed Income Portfolio and Western Asset Global Strategic Income Portfolio, which are non-diversified companies. The Directors of Western Asset Funds, Inc. may, without shareholder approval, create, in addition to the Portfolios, other series of shares representing separate investment portfolios. Any such series may be divided without shareholder approval into two or more classes of shares having such terms as the Directors may determine. Establishment and offering of additional portfolios or classes of shares of a portfolio will not alter the rights of the Corporation's shareholders. The rights of the Corporation's shareholders cannot be modified by other than a majority vote.

Western Asset Funds, Inc. has a total of 13.1 billion shares of common stock at par value $0.001. Each share has one vote, with fractional shares voting proportionally. Voting on matters pertinent only to a particular Portfolio, such as the adoption of an investment advisory contract for that Portfolio, is limited to that Portfolio's shareholders. Shares of all classes of a Portfolio will vote together as a single class except when otherwise required by law or as determined by the Directors. Shares are freely transferable, are entitled to dividends as declared by the Directors, and, if a Portfolio were liquidated, would receive the net assets of that Portfolio. Voting rights are not cumulative, and all shares of the Portfolios are fully paid, redeemable and nonassessable and have no conversion rights. Shares do not have preemptive rights or subscription rights.

Although no Portfolio intends to hold annual shareholder meetings, it will hold a special meeting of shareholders when the Investment Company Act of 1940 (the "1940 Act") requires a shareholder vote on certain matters (including the election of Directors in certain cases or approval of an advisory contract).

Prior to May 21, 1998, the Western Asset Core Portfolio was known as the Core Portfolio; the Western Asset Intermediate Portfolio was known as the Intermediate Portfolio; and the Western Asset Money Market Portfolio was known as the Money Market Portfolio.

Principal Holders of Securities

Set forth below is a table which contains the name, address and percentage of ownership of each person who is known by the Corporation to own beneficially and/or of record five percent or more of the outstanding shares of the Western Asset Core Portfolio as of July 6, 2001:

                                       % of Ownership as of            Type of
Name and Address                               July 6, 2001          Ownership
------------------------------------------------------------------------------
Institutional Class

National Financial Services Corp                     8.47%          Beneficial
200 Liberty St
1 World Financial Ctr
New York, NY  10281

State Street Bank                                    7.51%          Beneficial
And Trust Co. FBO
USAA Saving and Investment Plan
105 Rosemont Rd
Westwood, MA 02090

First National Bank of Omaha TTEE                    6.77%          Beneficial
Omaha Public Power District                                         and Record
Decommissioning External Trust Fund
One First National Center
Omaha, NE 68102-1596

Newspaper and Mail Deliverers'                       6.30%          Beneficial
Publishers' Pension Fund                                            and Record
41-18 27th Street
Long Island City, NY 11101-3825

--------------------------------------------------------------------------------
Financial Intermediary Class

National Automatic Sprinkler                       100.00%              Record
Industry Fund
Office Employee Pension Fund
8000 Corporate Dr
Landover, MD 20785


The following chart contains the name, address and percentage of ownership of each person who is known by the Corporation to own beneficially and/or of record five percent or more of the outstanding shares of the Western Asset Core Plus Portfolio as of July 6, 2001:

                                      % of Ownership as of             Type of
Name and Address                              July 6, 2001           Ownership
------------------------------------------------------------------------------
Institutional Class

State Street Bank & Trust Co. TTEE                   9.25%          Beneficial
Thomson Consumer Electronics                                        and Record
Pension Plan for Employees
Post Office Box 1992
Boston, MA 02105-1992

Northern Trust Company, Trustee                      6.88%          Beneficial
Appleton Papers Inc.                                                and Record
Post Office Box 92956
Chicago, IL 60675-2956

Wells Fargo Bank Minnesota NA                        6.42%              Record
Jostens Inc. Master Pension Trust
801 Nicollet Mall Suite 700
Minneapolis, MN 55479

University of San Diego                              6.11%              Record
5998 Alcala Park
San Diego, CA 92110

Christian Church Foundation                          5.49%              Record
Common Balanced Fund
 130 E Washington Street
Indianapolis, IN 46204

Roman Catholic Diocese of                            5.10%              Record
Rockville Centre-Priests Sickness
Disability & Retirement Acct.
50 North Park Ave.
Rockville Centre, NY 11570

Set forth below is a table which contains the name, address and percentage of ownership of each person who is known by the Corporation to own beneficially and/or of record five percent or more of the outstanding shares of the Western Asset Intermediate Portfolio as of July 6, 2001:

                                      % of Ownership as of             Type of
Name and Address                              July 6, 2001           Ownership
------------------------------------------------------------------------------
Institutional Class

Mac & Co                                             17.47%         Beneficial
Mutual Funds Operations                                             and Record
P.O. Box 3198
Pittsburgh, PA 15230-3198

Northern Trust, Custodian                            10.47%         Beneficial
LCMS Foundation                                                     and Record
P.O. Box 92956
Chicago, IL 60675-2956

Northern Trust Co., TTEE                              7.04%         Beneficial
M.A. Hanna Master Trust                                             and Record
30 South LaSalle Street
Chicago, IL 60603-1006

State Street Bank & Trust, Custodian                  6.84%         Beneficial
Anne Arundel County Maryland Master Trust                           and Record
Post Office Box 1992, Mailstop B2
Boston, MA 02105-1992

Wells Fargo Bank NO                                   5.43%         Beneficial
FBO Pacificare 401 K Plan
P.O. Box 1533
Minneapolis, MN 55480

The Northern Trust Co Cust                            5.38%         Beneficial
FBO Shedd Aquarium Society
50 S Lasalle St
Chicago, IL 60675

The following chart contains the name, address and percentage of ownership of each person who is known by the Corporation to own beneficially and/or of record five percent or more of the outstanding shares of the Western Asset Non-U.S. Fixed Income Portfolio as of July 6, 2001:

                                       % of Ownership as of            Type of
Name and Address                               July 6, 2001          Ownership
------------------------------------------------------------------------------
Institutional Class

State Street Bank & Trust Co TTEE                    84.18%         Beneficial
FBO Treasurer of the State Connecticut
One Enterprise Drive
No Quincy, MA 02171

Northern Trust Cust                                   9.75%         Beneficial
FBO United Airline Pilots
50 South Lasalle Street
Chicago, IL 60603

Banker's Trust FBO                                    6.03%         Beneficial
Towers Perrin
Deferred Profit Sharing Plan
100 Plaza One
Philadelphia, PA 19102

The following chart contains the name, address and percentage of ownership of each person who is known by the Corporation to own beneficially and/or of record five percent or more of the outstanding shares of the Western Asset Inflation Indexed Bond Portfolio as of July 6, 2001:

                                       % of Ownership as of            Type of
Name and Address                               July 6, 2001          Ownership
------------------------------------------------------------------------------
Institutional Class

Endowment Assoc. Of College of                       62.50%         Beneficial
William & Mary Pooled Investment
P.O. Box 8759
46 Tennis Court
Williamsburg, VA 23187

Endowment Assoc. of College of                       25.83%         Beneficial
William & Mary Eminent Scholars
P.O. Box 8795 46 Tennis Court
Williamsburg, VA 23187

Treasurer of the State of Connecticut may be deemed to control the Western Asset Non-U.S. Fixed Income Portfolio because it beneficially owns more than 25% of the outstanding voting securities of such Portfolio. Endowment Association of College of William & Mary may be deemed to control the Western Asset Inflation Indexed Bond Portfolio because it beneficially owns more than 25% of the outstanding voting securities of such Portfolio. The Officers and Directors of the Corporation own in the aggregate less than 1% of the outstanding shares of each Portfolio.

The Manager owns 100% of the Western Asset Government Money Market, Money Market, Intermediate Plus, High Yield, Global Strategic Income, and Enhanced Equity Portfolios. The Manager may be deemed to control each such Portfolio because it owns more than 25% of the outstanding voting securities of such Portfolio.

Performance Information

Each Portfolio may, from time to time, include its total return in marketing materials or reports to shareholders or prospective investors.

Quotations of average annual total return for a class of shares of a Portfolio will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in that class of shares over periods of one, five and ten years (up to the life of the class), calculated pursuant to the following formula: P (1 + T)(exponent n) = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of Portfolio expenses on an annual basis and assume that all dividends and other distributions are reinvested when paid. The performance of each class of a Portfolio will differ because each class is subject to different expenses. The performance figures for the Portfolios shown below represent performance of the only classes of shares in existence throughout the relevant periods for each Portfolio.

The Western Asset Core Portfolio's Institutional Class total returns and current yield as of March 31, 2001, were as follows:

Yield: 6.24%

Total Return                          One Year      Five Years        Ten Years
-------------------------------------------------------------------------------
                                        14.37%           7.89%            8.79%

The Western Asset Core Portfolio's Financial Intermediary Class total return and current yield as of March 31, 2001, were as follows:

Yield: 5.95%

Total Return                         One Year             Life of Portfolio (A)
-------------------------------------------------------------------------------
                                       13.96%                         9.29%

(A) Portfolio's inception - July 22, 1999.

The Western Asset Intermediate Portfolio's total returns and current yield as of March 31, 2001 were as follows:

Yield: 6.40%

Total Return                   One Year     Five Years    Life of Portfolio (A)
-------------------------------------------------------------------------------
                                 12.79%          7.25%                7.58%

(A) Portfolio's inception - July 1, 1994.

The Western Asset Core Plus Portfolio's total returns and current yield as of March 31, 2001, were as follows:

Yield: 6.98%

Total Return                          One Year            Life of Portfolio (A)
-------------------------------------------------------------------------------
                                        13.73%                        6.56%

(A) Portfolio's inception - July 8, 1998.

The Western Asset Non-U.S. Fixed Income Portfolio's total returns and current yield as of March 31, 2001, were as follows:

Yield: 5.51%

Total Return                          One Year            Life of Portfolio (A)
--------------------------------------------------------------------------------
                                         6.31%                        4.65%

(A) Portfolio's inception - July 15, 1998.


The Western Asset Inflation Indexed Bond Portfolio's total returns and current yield as of March 31, 2001 were as follows:

Yield: N/A%

Total Return                                             Life of Portfolio (A)
-------------------------------------------------------------------------------
                                                                     0.55%

(A) Portfolio's inception - March 1, 2001.

The yield shown for the Portfolios is the 30-day current yield as of March 31, 2001.

Each Portfolio's performance may fluctuate daily depending upon such factors as the average maturity of its securities, changes in investments, changes in interest rates and variations in operating expenses. Therefore, current performance does not provide a basis for determining future performance. The fact that a Portfolio's performance will fluctuate and that shareholders' principal is not guaranteed or insured should be considered in comparing the Portfolio's performance with the performance of fixed-income investments. In comparing the performance of a Portfolio to other investment vehicles, consideration should be given to the investment policies of each, including the types of investments owned, lengths of maturities of the portfolio, the method used to compute the performance and whether there are any special charges that may reduce the yield.

From time to time each Portfolio may compare the performance of a class of shares in advertising and sales literature to the performance of other investment companies, groups of investment companies or various market indices. One such market index is the S&P 500, a widely recognized, unmanaged index composed of the capitalization-weighted average of the prices of 500 of the largest publicly traded stocks in the U.S. The S&P 500 includes reinvestment of all dividends. It does not take into account of the costs of investing or the tax consequences of distributions. The Portfolios invest in many securities that are not included in the S&P 500.

Each Portfolio may also cite rankings and ratings, and compare the return of a class of shares with data published by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Wiesenberger Investment Company Services, Value Line, Morningstar, and other services or publications that monitor, compare and/or rank the performance of investment companies. Each Portfolio may also refer in such materials to mutual fund performance rankings, ratings, comparisons with funds having similar investment objectives, and other mutual funds reported in independent periodicals, including, but not limited to, FINANCIAL WORLD, MONEY MAGAZINE, FORBES, BUSINESS WEEK, BARRON'S, FORTUNE, THE KIPLINGER LETTERS, THE WALL STREET JOURNAL, and THE NEW YORK TIMES.

Each Portfolio may compare the investment return of a class of shares to the return on certificates of deposit and other forms of bank deposits, and may quote from organizations that track the rates offered on such deposits. Bank deposits are insured by an agency of the federal government up to specified limits. In contrast, Portfolio shares are not insured, the value of Portfolio shares may fluctuate, and an investor's shares, when redeemed, may be worth more or less than the investor originally paid for them. Unlike the interest paid on many certificates of deposit, which remains at a specified rate for a specified period of time, the return of each class of shares will vary.

Portfolio advertisements may reference the history of Legg Mason, Inc. and its affiliates, the education and experience of the portfolio manager, and the fact that the portfolio manager engages in a particular style of investing (e.g., growth or value).

In advertising, each Portfolio may illustrate hypothetical investment plans designed to help investors meet long-term financial goals, such as saving for a child's college education or for retirement. Sources such as the Internal Revenue Service, the Social Security Administration, the Consumer Price Index and Chase Global Data and Research may supply data concerning interest rates, college tuitions, the rate of inflation, Social Security benefits, mortality statistics and other relevant information. Each Portfolio may use other recognized sources as they become available.

Each Portfolio may use data prepared by Ibbotson Associates of Chicago, Illinois ("Ibbotson") to compare the returns of various capital markets and to show the value of a hypothetical investment in a capital market. Ibbotson relies on different indices to calculate the performance of common stocks, corporate and government bonds and Treasury bills.

Each Portfolio may illustrate and compare the historical volatility of different portfolio compositions where the performance of stocks is represented by the performance of an appropriate market index, such as the S&P 500, and the performance of bonds is represented by a nationally recognized bond index, such as the Lehman Brothers Long-Term Government Bond Index or the Lehman Brothers Aggregate Bond Index.

Each Portfolio may also include in advertising biographical information on key investment and managerial personnel.

Each Portfolio may advertise examples of the potential benefits of periodic investment plans, such as dollar cost averaging, a long-term investment technique designed to lower average cost per share. Under such a plan, an investor invests in a mutual fund at regular intervals a fixed dollar amount thereby purchasing more shares when prices are low and fewer shares when prices are high. Although such a plan does not guarantee profit or guard against loss in declining markets, the average cost per share could be lower than if a fixed number of shares were purchased at the same intervals. Investors should consider their ability to purchase shares through low price levels.

Each Portfolio may discuss Legg Mason, Inc.'s tradition of service. Since 1899, Legg Mason, Inc. and its affiliated companies have helped investors meet their specific investment goals and have provided a full spectrum of financial services. Legg Mason, Inc. affiliates serve as investment advisers for private accounts and mutual funds with assets of more than $139.9 billion as of March 31, 2001.

In advertising, each Portfolio may discuss the advantages of saving through tax-deferred retirement plans or accounts, including the advantages and disadvantages of "rolling over" a distribution from a retirement plan into an IRA, factors to consider in determining whether you qualify for such a rollover, and the other options available. These discussions may include graphs or other illustrations that compare the growth of a hypothetical tax-deferred investment to the after-tax growth of a taxable investment.

Custodian, Transfer Agent and Dividend-Disbursing Agent

State Street Bank and Trust Company ("State Street"), P.O. Box 1790, Boston, Massachusetts 02105, serves as custodian of the Corporation's assets. As such, State Street holds in safekeeping certificated securities and cash belonging to the Corporation and, in such capacity, is the registered owner of securities in book-entry form belonging to the Corporation. Upon instruction, State Street receives and delivers cash and securities of the Corporation in connection with Portfolio transactions and collects all dividends and other distributions made with respect to a Portfolio's securities. State Street also maintains certain accounts and records of the Corporation. State Street also calculates the total net asset value, total net income and net asset value per share of each Portfolio on a daily basis (and as otherwise may be required by the 1940 Act) and performs certain accounting services for all Portfolios of the Corporation.

Boston Financial Data Services, Inc., P.O. Box 953, Boston, Massachusetts 02103, serves as transfer and dividend-disbursing agent and administrator of various shareholder services. Shareholders who request an historical transcript of their account will be charged a fee based upon the number of years researched. The Corporation reserves the right, upon 60 days' written notice, to make other charges to investors to cover administrative costs.

Independent Accountants

PricewaterhouseCoopers LLP serves as the Portfolios' independent accountants. PricewaterhouseCoopers LLP conducts an annual audit of the Portfolios, assists in the preparation of each Portfolio's federal and state income tax returns and consults with the Portfolios as to matters of accounting and federal and state income taxation. The financial highlights included in the Prospectus and incorporated by reference into this Statement of Additional Information and the financial statements incorporated by reference into this Statement of Additional Information have been so included and incorporated in reliance upon the report of PricewaterhouseCoopers LLP, given on their authority as experts in auditing and accounting.

Legal Counsel

Ropes & Gray, Boston, MA, serves as legal counsel to the Corporation.

Appendix A: Ratings of Securities

Description of Moody's Investors Service, Inc. ("Moody's") corporate bond ratings:

Aaa: Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds that are rated A possess many favorable investment attributes and are to be considered upper-medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds that are rated Baa are considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Description of Standard & Poor's corporate bond ratings:

AAA: This is the highest rating assigned by Standard & Poor's to an obligation and indicates an extremely strong capacity to pay principal and interest.

AA: Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A: Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC: Bonds rated BB, B, CCC and CC are regarded, on balance, as predominately speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

Description of Moody's preferred stock ratings:

aaa: An issue that is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stock.

aa: An issue that is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

a: An issue that is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa: An issue that is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba: An issue that is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

Description of Moody's Short-Term Debt Ratings

Prime-1:  Issuers  (or  supporting  institutions)  rated  Prime-1  (P-1)  have a superior capacity for repayment of short-term promissory obligations. P-1 repayment capacity will normally be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2: Issuers (or supporting institutions) rated Prime-2 (P-2) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Description of Standard & Poor's Commercial Paper Ratings

A: Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety.

A-1: This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

A-2: Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for the issues designated "A-1".

                            Western Asset Funds, Inc.

Part C.  Other Information

Item 23. Exhibits

(a)      (i)      Articles of Amendment and Restatement dated May 28, 1998 (4)
         (ii)     Articles Supplementary dated March 10, 2000 (4)
         (iii)    Articles Supplementary dated June 16, 2000 (5)
         (iv)     Articles of Amendment dated May 21, 2001 - filed herewith

(b)      Bylaws (4)

(c) Instruments defining the rights of security holders with respect to Western Asset Funds, Inc. are contained in the Articles of Amendment and Restatement (with subsequent amendments) and Bylaws that are incorporated by reference to Exhibit 23(b) to Post-Effective Amendment No. 21 to the Registration Statement of LM Institutional Fund Advisors I, Inc. (SEC File No. 33-34929) filed May 18, 2000.

(d)      Investment Management Agreements
         (i)      Western Asset Government Money Market Portfolio (2)
         (ii)     Western Asset Money Market Portfolio (2)
         (iii)    Western Asset Core Portfolio (2)
         (iv)     Western Asset Core Plus Portfolio (2)
         (v)      Western Asset Intermediate Portfolio (2)
         (vi)     Western Asset Intermediate Plus Portfolio (2)
         (vii)    Western Asset High Yield Portfolio (2)
         (viii)   Western Asset Non-U.S. Fixed Income Portfolio (2)
         (ix)     Western Asset Global Strategic Income Portfolio (2)
         (x)      Western Asset Enhanced Equity Portfolio (2)
         (xi)     Western Asset Inflation Indexed Bond Portfolio (5)

         Investment Advisory Agreements
         (i)      Western Asset Government Money Market Portfolio (4)
         (ii)     Western Asset Money Market Portfolio (4)
         (iii)    Western Asset Core Portfolio (4)
         (iv)     Western Asset Core Plus Portfolio - WAM (4)
         (v)      Western Asset Intermediate Portfolio (4)
         (vi)     Western Asset Intermediate Plus Portfolio - WAM (4)
         (vii)    Western Asset High Yield Portfolio (4)
         (viii)   Western Asset Non-U.S. Fixed Income Portfolio (4)
         (ix)     Western Asset Global Strategic Income Portfolio - WAM (4)
         (x)      Western Asset Enhanced Equity Portfolio (4)
         (xi)     Western Asset Core Plus Portfolio - WAML (4)
         (xii)    Western Asset Intermediate Plus Portfolio - WAML (4)
         (xiii)   Western Asset Global Strategic Income Portfolio - WAML (4)
         (xiv)    Western Asset Inflation Indexed Bond Portfolio (5)

(e)      (i)      Underwriting Agreement (2)
         (ii)     Amendment to Underwriting Agreement (5)
         (iii)    Broker Agreement (4)
         (iv)     Amendment to Broker Agreement (5)

(f)      Bonus, profit sharing or pension plans -- none

(g)      (i)      Custodian Contract (1)
         (ii)     Amendment to Custodian Contract (1)
         (iii)    Amendment to Custodian Contract (1)
         (iv)     Amendment to Custodian Contract (5)

(h)      (i)      Transfer Agency and Service Agreement (1)
         (ii)     Amendment to Transfer Agency and Service Agreement (5)

(i)      Opinion of counsel  (1), (2) and (5)

(j)      Accountant's consent  - filed herewith

(k)      Financial statements omitted from Item 22 - not applicable

(l)      Agreement for providing initial capital (1)

(m)      Plan pursuant to Rule 12b-1
         (i)      Western Asset Government Money Market Portfolio (2)
         (ii)     Western Asset Money Market Portfolio (2)
         (iii)    Western Asset Core Portfolio (2)
         (iv)     Western Asset Core Plus Portfolio (2)
         (v)      Western Asset Intermediate Portfolio (2)
         (vi)     Western Asset Intermediate Plus Portfolio (2)
         (vii)    Western Asset High Yield Portfolio (2)
         (viii)   Western Asset Non-U.S. Fixed Income Portfolio (2)
         (ix)     Western Asset Global Strategic Income Portfolio (2)
         (x)      Western Asset Enhanced Equity Portfolio (2)
         (xi)     Western Asset Inflation Indexed Bond Portfolio (5)

(n)      Multiple Class Plan pursuant to Rule 18f-3 (5)

(p)      Code of Ethics
         (i)      Legg Mason Funds (4)
         (ii)     Arroyo Seco, Inc. and Western Asset Management Company (4)
         (iii)    Western Asset Management Company Limited - filed herewith

(1) Incorporated herein by reference to corresponding exhibit of Post-Effective Amendment No. 15 to the Registration Statement, SEC File No. 33-34929, filed October 30, 1997.

(2) Incorporated herein by reference to corresponding exhibit of Post-Effective Amendment No. 18 to the Registration Statement, SEC File No. 33-34929, filed May 29, 1998.

(3) Incorporated herein by reference to corresponding exhibit of Post-Effective Amendment No. 19 to the Registration Statement, SEC File No. 33-34929, filed June 2, 1999.

(4) Incorporated herein by reference to corresponding exhibit of Post-Effective Amendment No. 21 to the Registration Statement, SEC File No. 33-34929, filed May 18, 2000.

(5) Incorporated herein by reference to corresponding exhibit of Post-Effective Amendment No. 22 to the Registration Statement, SEC File No. 33-34929, filed August 1, 2000.

Item 24. Persons Controlled by or under Common Control with Registrant - None

Item 25. Indemnification

         This item is incorporated by reference to Item 25 of Part C of Post-Effective Amendment No. 20 to the Registration Statement, SEC File No. 33-34929, filed July 30, 1999.

Item 26. Business and Other Connections of Investment Adviser

(a) LM Institutional Advisors, Inc. ("LMIA") is an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940. The following is a list of other substantial business activities in which directors, officers or partners of LMIA have been engaged as director, officer, employee, partner, or trustee.

Deepak Chowdhury        President, LMIA
                        President, LMFA

Marie K. Karpinski      Vice President and Treasurer, LMIA
                        Vice President and Treasurer, LMFA

Raymond A. Mason        Director, LMIA
                        Chairman, President and CEO, Legg Mason, Inc.
                        Chairman, CEO and Director, LMWW
                        Director, Chairman and President, Legg Mason Holdings
                                Limited
                        Director, Legg Mason Canada Holdings Ltd.
                        Director, 3040692 Nova Scotia Company
                        Director, Legg Mason UK Holdings Plc
                        Director, LM Holdings Limited
                        Chairman and Director, LMFM
                        Director, Batterymarch
                        Director, Berkshire
                        Director, Brandywine
                        Director, Gray Seifert
                        Director, LMCM
                        Director, LMFA
                        Director, LMRE
                        Director, WAM

Philip E. Sachs         Vice President, LMIA
                        Vice President, LMFA
                        Director, LMCM

Timothy C. Scheve       Director, LMIA
                        Executive Vice President, Legg Mason, Inc.
                        Director and Senior Executive Vice President, LMWW
                        Director, Legg Mason Canada Holdings Ltd.
                        Director, 3040692 Nova Scotia Company
                        Director, Legg Mason Holdings Limited
                        Director, Legg Mason UK Holdings Plc
                        Director, Arthur Karafin
                        Director, Gray Seifert
                        Director, Berkshire
                        Director, Bartlett
                        Director, LMCM
                        Director, LMFA
                        Director, LMFM

                        Director, LMT
                        Director, WAM
                        Director, WAMCL

Edward A. Taber III     Chairman and Director, LMIA
                        Senior Executive Vice President and Head of Investment
                                Management, Legg Mason, Inc.
                        Director and Vice President, Legg Mason Canada
                                Holdings Ltd.
                        Director and Vice President, 3040692 Nova Scotia Company
                        Director, Legg Mason Holdings Limited
                        Director, Legg Mason UK Holdings Plc
                        Director, LM Holdings Limited
                        Chairman and Director, LMFA
                        Director, Batterymarch
                        Director, Brandywine
                        Director, LMCM
                        Director, LMFM
                        Director, LMT
                        Director, WAM
                        Director, WAMCL

(b) Western Asset Management Company ("WAM") is an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940. The following is a list of other substantial business activities in which directors, officers or partners of WAM have been engaged as director, officer, employee, partner or trustee.

James W. Hirschmann     President, CEO and Director, WAM
                        Managing Director and Director, WAMCL

Stephen K. Leech        Director and CIO, WAM
                        Director, WAMCL

Raymond A. Mason        Director, WAM
                        Chairman, President and CEO, Legg Mason, Inc.
                        Chairman, CEO and Director, LMWW
                        Director, Chairman and President, Legg Mason Holdings
                                Limited
                        Director, Legg Mason Canada Holdings Ltd.
                        Director, 3040692 Nova Scotia Company
                        Director, Legg Mason UK Holdings Plc
                        Director, LM Holdings Limited
                        Chairman and Director, LMFM
                        Director, Batterymarch
                        Director, Berkshire
                        Director, Brandywine
                        Director, Gray Seifert
                        Director, LMCM
                        Director, LMFA
                        Director, LMIA
                        Director, LMRE

Timothy C. Scheve       Director, WAM
                        Executive Vice President, Legg Mason, Inc.
                        Director and Senior Executive Vice President, LMWW
                        Director, Legg Mason Canada Holdings Ltd.

                        Director, 3040692 Nova Scotia Company
                        Director, Legg Mason Holdings Limited
                        Director, Legg Mason UK Holdings Plc
                        Director, Arthur Karafin
                        Director, Gray Seifert
                        Director, Berkshire
                        Director, Bartlett
                        Director, LMCM
                        Director, LMFA
                        Director, LMFM
                        Director, LMIA
                        Director, LMT
                        Director, WAMCL

Elisabeth N. Spector    Director, WAM
                        Senior Vice President, Legg Mason, Inc.
                        Director, Vice President and Secretary, Legg Mason
                                Canada Holdings Limited
                        Vice President and Secretary, 3040692 Nova Scotia
                                Company
                        Director, LM Holdings Limited
                        Director, Batterymarch
                        Director, Brandywine

Edward A. Taber III     Director, WAM
                        Senior Executive Vice President and Head of Investment
                                Management, Legg Mason, Inc.
                        Director and Vice President, Legg Mason Canada
                                Holdings Ltd.
                        Director and Vice President, 3040692 Nova Scotia Company
                        Director, Legg Mason Holdings Limited
                        Director, Legg Mason UK Holdings Plc
                        Director, LM Holdings Limited
                        Chairman and Director, LMFA
                        Chairman and Director, LMIA
                        Director, Batterymarch
                        Director, Brandywine
                        Director, LMCM
                        Director, LMFM
                        Director, LMT
                        Director, WAMCL

(c) Western Asset Management Company Limited ("WAMCL") is an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940. The following is a list of other substantial business activities in which directors, officers or partners of WAMCL have been engaged as director, officer, employee, partner or trustee.

James W. Hirschmann     Managing Director and Director, WAMCL
                        President, CEO and Director, WAM

Stephen K. Leech        Director, WAMCL
                        Director and CIO, WAM

Timothy C. Scheve       Director, WAMCL
                        Executive Vice President, Legg Mason, Inc.
                        Director and Senior Executive Vice President, LMWW

                        Director, Legg Mason Canada Holdings Ltd.
                        Director, 3040692 Nova Scotia Company
                        Director, Legg Mason Holdings Limited
                        Director, Legg Mason UK Holdings Plc
                        Director, Arthur Karafin
                        Director, Gray Seifert
                        Director, Berkshire
                        Director, Bartlett
                        Director, LMCM
                        Director, LMFA
                        Director, LMIA
                        Director, LMFM
                        Director, LMT
                        Director, WAM

Edward A. Taber III     Director, WAMCL
                        Senior Executive Vice President and Head of Investment
                                Management, Legg Mason, Inc.
                        Director and Vice President, Legg Mason Canada
                                Holdings Ltd.
                        Director and Vice President, 3040692 Nova Scotia Company
                        Director, Legg Mason Holdings Limited
                        Director, Legg Mason UK Holdings Plc
                        Director, LM Holdings Limited
                        Chairman and Director, LMFA
                        Chairman and Director, LMIA
                        Director, Batterymarch
                        Director, Brandywine
                        Director, LMCM
                        Director, LMFM
                        Director, LMT
                        Director, WAM

Addresses for Item 26(a), (b) and (c):

Arthur Karafin Investment Advisers, Inc. ("Arthur Karafin")
401 City Avenue Suite 200
Bala Cynwyd, PA  19004

Bartlett & Co.  ("Bartlett")
36 East Fourth Street
Cincinnati, OH  45202

Batterymarch Financial Management, Inc. ("Batterymarch")
200 Clarendon Street
Boston, MA  02116

Berkshire Asset Management, Inc.  ("Berkshire")
46 Public Square, Suite 700
Wilkes-Barre, PA  18701

Brandywine Asset Management, Inc. ("Brandywine")
Three Christina Centre, Suite 1200
201 North Walnut Street
Wilmington, DE  19801

Gray, Seifert & Co., Inc.  ("Gray Seifert")
380 Madison Avenue
New York, NY  10017

Legg Mason Canada Holdings Ltd.
PO Box 7289, Stn "A"
44 Chipman Hill
Saint John, NB  E24 456

Legg Mason Capital Management, Inc.  ("LMCM")
100 Light Street
Baltimore, MD  21202

Legg Mason Fund Adviser, Inc.  ("LMFA")
100 Light Street
Baltimore, MD  21202

Legg Mason Funds Management, Inc.  ("LMFM")
100 Light Street
Baltimore, MD  21202

Legg Mason Holdings Limited
155 Bishopsgate
London  EC2M 3XG
England

Legg Mason, Inc.
100 Light Street
Baltimore, MD  21202

Legg Mason Real Estate Services, Inc.  ("LMRE")
Mellon Bank Center, 12th Floor
1735 Market Street
Philadelphia, PA  19103

Legg Mason Trust, fsb  ("LMT")
100 Light Street
Baltimore, MD  21202

Legg Mason UK Holdings Plc
20 Regent Street
London  SW1Y 4PZ

Legg Mason Wood Walker, Incorporated  ("LMWW")
100 Light Street
Baltimore, MD  21202

LM Holdings Limited
20 Regent Street
London  SW1Y 4PZ

LM Institutional Advisors, Inc.  ("LMIA")
100 Light Street
Baltimore, MD  21202

Western Asset Management Company  ("WAM")
117 East Colorado Boulevard
Pasadena, CA  91105

Western Asset Management Company Limited  ("WAMCL")
155 Bishopsgate
London  EC2M 3XG
England

3040692 Nova Scotia Company
Ste 800, 1959 Upper Water Street
PO Box 997
Halifax, N.S.  B3J 2X2

Item 27.         Principal Underwriters

(a)      Legg Mason Cash Reserve Trust
         Legg Mason Income Trust, Inc.
         Legg Mason Tax Exempt Trust, Inc.
         Legg Mason Tax-Free Income Fund
         Legg Mason Value Trust, Inc.
         Legg Mason Special Investment Trust, Inc.
         Legg Mason Focus Trust, Inc.
         Legg Mason Global Trust, Inc.
         Legg Mason Investors Trust, Inc.
         Legg Mason Light Street Trust, Inc.
         Legg Mason Investment Trust, Inc.
         Legg Mason Charles Street Trust, Inc.

(b) The following table sets forth information concerning each director and officer of the Registrant's principal underwriter, Legg Mason Wood Walker, Incorporated ("LMWW").

Name and Principal              Position and Offices       Positions and Offices
Business Address*               with Underwriter - LMWW    with Registrant
--------------------------------------------------------------------------------

Raymond A. Mason                Chairman of the Board, Chief           None
                                Executive Officer and Director

James W. Brinkley               President, Chief Operating             None
                                Officer and Director

Edmund J. Cashman, Jr.          Senior Executive Vice President        None

Richard J. Himelfarb            Senior Executive Vice President        None

Timothy C. Scheve               Senior Executive Vice President        None
                                and Director

Manoochehr Abbaei               Executive Vice President               None

Robert G. Donovan               Executive Vice President               None

Thomas P. Mulroy                Executive Vice President               None
                                and Director

Robert G. Sabelhaus             Executive Vice President               None
                                and Director

F. Barry Bilson                 Senior Vice President                  None

D. Stuart Bowers                Senior Vice President                  None

W. William Brab                 Senior Vice President                  None

Edwin J. Bradley, Jr.           Senior Vice President                  None

Thomas M. Daly, Jr.             Senior Vice President                  None

Jeffrey W. Durkee               Senior Vice President                  None

Harry M. Ford, Jr.              Senior Vice President                  None

Dennis A. Green                 Senior Vice President                  None

Thomas E. Hill                  Senior Vice President                  None
218 N. Washington Street
Suite 31
Easton, MD  21601

Arnold S. Hoffman               Senior Vice President                  None
1735 Market Street
Philadelphia, PA  19103

Carl Hohnbaum                   Senior Vice President                  None
2500 CNG Tower
625 Liberty Avenue
Pittsburgh, PA  15222

David M. Jernigan               Senior Vice President                  None

William B. Jones, Jr.           Senior Vice President                  None
1747 Pennsylvania Avenue, N.W.
Washington, D.C.  20006

Laura L. Lange                  Senior Vice President                  None

Horace M. Lowman, Jr.           Senior Vice President                  None

Ira H. Malis                    Senior Vice President                  None

Marvin H. McIntyre              Senior Vice President                  None
1747 Pennsylvania Avenue, N.W.
Washington, D.C.  20006

Jonathan M. Pearl               Senior Vice President                  None

Mark I. Preston                 Senior Vice President                  None

Robert F. Price                 Senior Vice President, General
                                Counsel and Secretary                  None

Thomas L. Souders               Senior Vice President, Chief
                                Financial Officer and Treasurer        None

Joseph A. Sullivan              Senior Vice President                  None

Joseph E. Timmins III           Senior Vice President                  None

Paul J. Ayd                     Vice President                         None

Richard L. Baker                Vice President                         None

William H. Bass, Jr.            Vice President                         None

Nathan S. Betnun                Vice President                         None

Andrew J. Bowden                Vice President and Deputy
                                General Counsel                        None

Carol A. Brown                  Vice President                         None

Scott R. Cousino                Vice President                         None

Thomas W. Cullen                Vice President                         None

Charles J. Daley, Jr.           Vice President and Controller          None

J. Gregory Driscoll             Vice President                         None

Norman C. Frost, Jr.            Vice President                         None

Keith E. Getter                 Vice President                         None

Daniel R. Greller               Vice President                         None

Richard A. Jacobs               Vice President                         None

Edward W. Lister, Jr.           Vice President                         None

Theresa McGuire                 Vice President                         None

Julia A. McNeal                 Vice President                         None

Gregory B. McShea               Vice President                         None

Edward P. Meehan                Vice President                         None
12021 Sunset Hills Road
Suite 100
Reston, VA  20190

Thomas C. Merchant              Vice President, Deputy General
                                Counsel and Assistant Secretary        None

Paul Metzger                    Vice President                         None

Mark C. Micklem                 Vice President                         None
1747 Pennsylvania Ave., N.W.
Washington, DC  20006

John A. Moag, Jr.               Vice President                         None

Ann O'Shea                      Vice President                         None

Robert E. Patterson             Vice President and Deputy
                                General Counsel                        None

Gerard F. Petrik, Jr.           Vice President                         None

Douglas F. Pollard              Vice President                         None

Thomas E. Robinson              Vice President                         None

Theresa M. Romano               Vice President                         None

James A. Rowan                  Vice President                         None
1747 Pennsylvania Avenue, N.W.
Washington, D.C.  20006

B. Andrew Schmucker             Vice President                         None
1735 Market Street
Philadelphia, PA  19103

Robert W. Schnakenberg          Vice President                         None

Chris A. Scitti                 Vice President                         None

Eugene B. Shepherd              Vice President                         None
1111 Bagby St.
Houston, TX  77002-2510

Lawrence D. Shubnell            Vice President                         None

Jane Soybelman                  Vice President                         None

Alexsander M. Stewart           Vice President                         None

Joyce Ulrich                    Vice President                         None

Sheila M. Vidmar                Vice President and Deputy
                                General Counsel                        None

W. Matthew Zuga                 Vice President                         None

Lauri F. Smith                  Assistant Vice President               None

* All addresses are 100 Light Street, Baltimore, Maryland 21202, unless otherwise indicated.


The following table sets forth information concerning each director and officer of the Registrant's underwriter, Arroyo Seco, Inc.

Name and Principal      Position and Offices with          Positions and Offices
Business Address**      Underwriter - Arroyo Seco, Inc.    with Registrant
--------------------------------------------------------------------------------

Ilene S. Harker         Director, Chief Executive Officer,   Vice President
                        Secretary and Director of Training
                        and Compliance

James W. Hirschmann     Director and Director of Marketing   President

Randolph L. Kohn        Chairman, Director and Director      Vice President
                        of Client Services

Steven T. Saruwatari    Chief Financial Officer              Assistant Treasurer

** All addresses are 117 East Colorado Boulevard, Pasadena, California 91105, unless otherwise indicated.


(c) The Registrant has no principal underwriter who is not an affiliated person of the Registrant or an affiliated person of such an affiliated person.

Item 28.  Location of Accounts and Records

          State Street Bank and Trust Company      Legg Mason Fund Adviser, Inc.
          P. O. Box 1713                      and  100 Light Street
          Boston, Massachusetts  02105             Baltimore, Maryland  21202

Item 29.  Management Services - None

Item 30.  Undertakings - None

                                 SIGNATURE PAGE

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Western Asset Funds, Inc., certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment No. 23 to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Pasadena and State of California, on the 18th day of July, 2001.

                                       WESTERN ASSET FUNDS, INC.


                                       By: /s/ James W. Hirschmann*
                                           ------------------------------------
                                           James W. Hirschmann
                                           President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature                                Title                  Date
---------                                -----                  ----

/s/ James W. Hirschmann*                 President              July 18, 2001
----------------------------
James W. Hirschmann

/s/ Ronald J. Arnault**                  Director               July 18, 2001
----------------------------
Ronald J. Arnault

/s/ John E. Bryson**                     Director               July 18, 2001
----------------------------
John E. Bryson

/s/ Anita L. DeFrantz**                  Director               July 18, 2001
----------------------------
Anita L. DeFrantz

/s/ William G. McGagh**                  Director               July 18, 2001
----------------------------
William G. McGagh

/s/ Ronald L. Olson**                    Director               July 18, 2001
----------------------------
Ronald L. Olson

/s/ William E. B. Siart**                Director               July 18, 2001
----------------------------
William E. B. Siart

/s/ Louis A. Simpson**                   Director               July 18, 2001
----------------------------
Louis A. Simpson

/s/ Edward A. Taber III**                Director               July 18, 2001
----------------------------
Edward A. Taber III

/s/ Marie K. Karpinski**                 Vice President         July 18, 2001
----------------------------             and Treasurer
Marie K. Karpinski

* Signature affixed by Ilene S. Harker pursuant to Power of Attorney dated April 12, 2000, a copy of which is filed herewith.

** Signatures affixed by Ilene S. Harker pursuant to Power of Attorney dated May
   17, 1999, a copy of which is filed herewith.

                     LM INSTITUTIONAL FUND ADVISORS I, INC.

                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that James W. Hirschmann constitutes and appoints Lisa G. Hathaway and Ilene S. Harker, as his true and lawful attorneys-in-fact and agents, each acting alone, with full powers of substitution, for him in his name, place and stead, in any and all capacities, to sign any or all post-effective amendments to this Registration Statement of LM Institutional Fund Advisors I, Inc., and to file the same, with all exhibits thereto, and all other documents in connection therewith (File Nos. 33-34929 and 811-06110) granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or her substitutes may lawfully do or cause to be done by virtue hereof.

Signature                             Title                  Date
---------                             -----                  ----


/s/  James W. Hirschmann              President              April 12, 2000
-----------------------------
James W. Hirschmann

                     LM INSTITUTIONAL FUND ADVISORS I, INC.

                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Lisa G. Hathaway, Ilene S. Harker, James W. Hirschmann, and W. Curtis Livingston, III, as his or her true and lawful attorneys-in-fact and agents, each acting alone, with full powers of substitution, for him or her in his or her name, place and stead, in any and all capacities, to sign any or all post-effective amendments to this Registration Statement of LM Institutional Fund Advisors I, Inc., and to file the same, with all exhibits thereto, and all other documents in connection therewith (File Nos. 33-34929 and 811-06110) granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his or her substitute may lawfully do or cause to be done by virtue hereof.

Signature                              Title                     Date
---------                              -----                     ----

/s/  W. Curtis Livingston, III         President and Director    May 17, 1999
--------------------------------
W. Curtis Livingston, III

/s/  Edward A. Taber, III              Director                  May 17, 1999
--------------------------------
Edward A. Taber, III

/s/  John E. Bryson                    Director                  May 17, 1999
--------------------------------
John E. Bryson

/s/  Ronald J. Arnault                 Director                  May 17, 1999
--------------------------------
Ronald J. Arnault

/s/  William G. McGagh                 Director                  May 17, 1999
--------------------------------
William G. McGagh

/s/  Ronald L. Olson                   Director                  May 17, 1999
--------------------------------
Ronald L. Olson

/s/  Louis A. Simpson                  Director                  May 17, 1999
--------------------------------
Louis A. Simpson

/s/  William E. B. Siart               Director                  May 17, 1999
--------------------------------
William E. B. Siart

/s/  Anita L. DeFrantz                 Director                  May 17, 1999
--------------------------------
Anita L. DeFrantz

/s/  Marie K. Karpinski                Treasurer                 May 17, 1999
--------------------------------
Marie K. Karpinski

                            Western Asset Funds, Inc.
                                    Exhibits


Exhibit (a)(iv)     Articles of Amendment dated May 21, 2001

Exhibit (j)         Accountant's consent

Exhibit (p)(iii)    Code of Ethics - Western Asset Management Company Limited